                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-08234
                                     ------------------------------------------

                         TIFF Investment Program, Inc.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                Four Tower Bridge,
                200 Barr Harbor Drive, Suite 100
                West Conshohocken, PA                               19428
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              (Address of chief executive offices)                (Zip code)

                              Richard J. Flannery
                     President and Chief Executive Officer
                          TIFF Advisory Services, Inc.
Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428

                        with a copy to:
                        Stephen Bier
                        Dechert LLP
                        30 Rockefeller Plaza
                        New York, NY 10112-2200
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                    (Name and address of agent for service)

Registrant's telephone number, including area code:   610.684.8000
                                                      -----------------

Date of fiscal year end:   12/31/07
                           -----------------

Date of reporting period:  1/1/07 - 12/31/07
                           -----------------

ITEM 1. REPORTS TO STOCKHOLDERS.

  (Annual Report for the period 1/1/07 through 12/31/07 is filed herewith)

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ANNUAL REPORT                                                            [LOGO]
DECEMBER 31, 2007 (UNAUDITED)        A Report of the TIFF INVESTMENT PROGRAM

ABOUT TIFF

The Investment Fund for Foundations (TIFF) was founded in 1991 by a nationwide network of foundations. Its mission is to seek to improve the investment returns of eligible organizations by making available to them a series of multi-manager investment vehicles plus resources aimed at enhancing fiduciaries' knowledge of investing.

TIFF MUTUAL FUNDS

TIFF Investment Program, Inc. (TIP) comprises a family of no-load mutual funds available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIP consists of four mutual funds at present: TIFF Multi-Asset Fund (MAF), TIFF International Equity Fund (IEF), TIFF US Equity Fund (USEF), and TIFF Short-Term Fund (STF). TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to the funds.

MAF, IEF, and USEF operate primarily on a multi-manager basis. With respect to such funds, TAS has responsibility for the time-intensive task of selecting money managers and other vendors, and for MAF, TAS has responsibility for the all important task of asset allocation. With respect to STF, TAS is responsible for the day-to-day management of the fund's assets.

FINANCIAL STATEMENTS

TIP is pleased to provide this Annual Report for the year ended December 31, 2007. Additional discussion of the performance of the mutual funds described herein has been provided to members via the TIFF Marketable Investments quarterly reports.

FOR FURTHER INFORMATION

As always, we would welcome the opportunity to discuss any aspect of TIFF's services as well as answer any questions about these financial reports. For further information about TIFF, please call us at 610-684-8200 or visit www.tiff.org.

                                                              February 28, 2008

CONTENTS

TIFF Multi-Asset Fund
o Portfolio Management Review ............................................    2
o Fund Profile ...........................................................    3
o Fund Performance .......................................................    4
o Fund Expenses ..........................................................    5
o Financial Highlights ...................................................    6

TIFF International Equity Fund
o Portfolio Management Review ............................................    7
o Fund Profile ...........................................................    8
o Fund Performance .......................................................    9
o Fund Expenses ..........................................................   10
o Financial Highlights ...................................................   11

TIFF US Equity Fund
o Portfolio Management Review ............................................   12
o Fund Profile ...........................................................   13
o Fund Performance .......................................................   14
o Fund Expenses ..........................................................   15
o Financial Highlights ...................................................   16

TIFF Short-Term Fund
o Portfolio Management Review ............................................   17
o Fund Profile ...........................................................   17
o Fund Performance .......................................................   18
o Fund Expenses ..........................................................   19
o Financial Highlights ...................................................   19

Schedules of Investments .................................................   20

Statements of Assets and Liabilities .....................................   46

Statements of Operations .................................................   47

Statements of Changes in Net Assets ......................................   48

Statements of Cash Flows .................................................   50

Notes to Financial Statements ............................................   51

Report of Independent Registered Public Accounting Firm ..................   61
Additional Information ...................................................   62
Approval of New Agreement for Existing Money Manager .....................   63
Directors and Principal Officers .........................................   65

Copyright (C) 2008 -- All rights reserved -- This report may not be reproduced or distributed without written permission from TIFF.

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TIFF MULTI-ASSET FUND                                         DECEMBER 31, 2007

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

PERFORMANCE REVIEW

TIFF Multi-Asset Fund (MAF) returned +13.53% before the deduction of entry and exit fees (+12.40% after such deductions) for the year-ended December 31, 2007. For the same period, the fund's primary and secondary performance benchmarks, CPI+5% and the Constructed Index (CI), returned +9.27% and +11.31%, respectively. For reference, the MSCI All Country World (ACW) Index returned +11.66%. MAF returned 16.26% and 9.24%, respectively, for the five year and ten year periods ended December 31, 2007, after the deduction of entry and exit fees. For the same five year and ten year periods, the CPI+5% Index returns were 8.17% and 7.80%, the CI returned 14.33% and 8.94%, while the ACW Index returned 18.24% and 7.60%, respectively. Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org. For complete, annualized performance data, please see the table on page 4. MAF's gross expense ratio for calendar year 2006, including the fees and expenses associated with investments in commingled investment vehicles ("CIVs") was 1.70%. Excluding such CIV expenses, the expense ratio was 0.67%. Expense ratios will differ for 2007.

As can be seen, the fund's solid performance in 2007 has enabled it to pull ahead of the CI on a since-inception basis after deducting entry fees paid by all MAF holders as well as exit fees payable by investors choosing to redeem capital. This positive spread is one of which staff is proud for two reasons:
(1) the CI itself has morphed over time in a manner that has caused it to perform better than it would have had it remained static and (2) the CI itself is not truly an investable index, i.e., one could not replicate it via passive vehicles.

MAF's outperformance of the CI in 2007 was attributable primarily to the following factors, discussed in order of their favorable impact on fund returns: (1) savvy security selection by MAF's external managers as a group, i.e., a positive aggregate "alpha(1)"; (2) a staff-induced underweight in REITs in general and certain large REITs in particular; and (3) an overweight in resource-related stocks. Proving anew the utility that MAF can derive from its employment of unconventional strategies that tend to zig when more conventional approaches zag, the fund's fixed income arbitrage specialist (Convexity) produced solid gains during the several spells in 2007 when MAF's main engine of growth (cf. its global stocks and other total return assets) produced losses. Convexity's splendid performance in 2007 owed much to rising volatility in bond land, Convexity being "long volatility" under normal (as well as abnormal) market conditions.

STRATEGY OVERVIEW

The fund seeks to produce an annualized real return of 5% or more over long-term holding periods. In pursuit of this aim, the fund employs a globally diversified portfolio. Such diversification is important because it constitutes a hedge against catastrophic losses during times when the fund's total return segment may be sputtering. The fund's diverse and necessarily evolving asset mix is designed not to outperform the best-performing asset class in any given year but rather to produce satisfactory real returns over time periods appropriate to perpetual life charities. Most well-managed endowments maintain similarly diversified portfolios and rigorously rebalance segment weights in a manner designed to exploit capital markets' mean- reverting tendencies. The fund engages in such rebalancing to the maximum economic extent in light of trading costs.

OUTLOOK

MAF's asset allocation guidelines have changed several times since the fund's inception in 1995. They've changed not because the fund's objectives have changed but rather because the external environment in which MAF operates has changed. Obviously, this environment continues to evolve, rendering prudent if not also necessary staff and the board's ongoing review of MAF's guidelines (a/k/a Constructed Index). Should global stocks remain MAF's main expected engine of capital growth and, if so, what fraction of the fund's assets should normally be allocated to this segment? Should the fund continue to employ commodities, REITs and resource-related stocks to hedge against high rates of unanticipated inflation? Should it continue to use 10-year conventional Treasuries to hedge against the opposite peril for its stock holdings, namely deflation? Should it continue to use inflation-linked bonds (a/k/a TIPS) as an all-purpose hedge? Would MAF's holders be well-served by reducing or eliminating any or all of the aforementioned hedges in favor of options-based means of hedging the equity risks that the fund arguably must incur as it seeks to achieve its return objective? Staff and the board have given and continue to give careful thought to these and many related questions respecting MAF's investment policies and strategies. Because securities laws as well as our own cultural commitment to candor compel us to do so, we will keep MAF holders apprised of changes to the fund's policies and strategies. And we'll do our best, subject to staff time constraints, to keep interested parties apprised of the questions that we're pondering as the ongoing review referenced here unfolds.

(1) Alpha represents the amount of a stock's return, on average, independent of the market's return, i.e., the difference between a stock's expected return and the expected return for stocks with comparable market risk.

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TIFF MULTI-ASSET FUND                                         DECEMBER 31, 2007

FUND PROFILE (UNAUDITED)

FUND OBJECTIVE To attain a growing         FUND INCEPTION DATE March 31, 1995
stream of current income and
appreciation of principal that at least    FUND NET ASSETS  $2.2 billion
offset inflation.

The following table shows MAF's exposure to various asset groups. This representation is based on the accounting data included in the schedule of investments, adjusted as appropriate to illustrate exposure through derivatives to underlying assets. Despite such adjustments, this depiction differs from the segment weights reported in TIP's quarterly publications as those reports reflect TAS staff estimates of exposures to which MAF is subject through its investments in Other Private Investment Funds.

EXPOSURE TO ASSET GROUPS
---------------------------------------------------------------------------
Equities and Equity-Linked Securities
  Common Stocks
    Long - US .....................................................   15.1%
    Long - Foreign ................................................   21.1%
    Short - US ....................................................   (2.2%)
  Exchange-Traded Funds
    Long - US .....................................................    1.3%
    Long - Foreign ................................................    1.4%
  Futures, Swaps or Other Derivatives
    Long - US .....................................................   10.5%
    Long - Foreign ................................................    8.2%
    Short - US ....................................................   (5.4%)
  Private Investment Funds ........................................    1.2%
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TOTAL EQUITIES AND EQUITY-LINKED SECURITIES .......................   51.2%
---------------------------------------------------------------------------

Other Private Investment Funds ....................................   14.6%
---------------------------------------------------------------------------
  Commodities
    Commodity Index-Linked Notes ..................................    1.7%
    Private Investment Funds ......................................    2.6%
---------------------------------------------------------------------------
  US  Treasury Securities (maturing > 1 year)
    Inflation-Indexed Notes .......................................    9.9%
    Notes .........................................................    5.1%
---------------------------------------------------------------------------
  Other Debt Securities
    Mortgage-Backed ...............................................    1.7%
    Asset-Backed ..................................................    1.4%
---------------------------------------------------------------------------
Other Net Assets ..................................................   11.8%
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NET ASSETS ........................................................  100.0%
---------------------------------------------------------------------------

Asset groups are subject to change and are not a recommendation to buy or sell any security.

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TIFF MULTI-ASSET FUND                                         DECEMBER 31, 2007

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 610-684-8200 OR VISITING WWW.TIFF.ORG.

THE FUND INVESTS IN ILLIQUID SECURITIES. THE FUND OR CERTAIN OF ITS MONEY MANAGERS MAY INVEST ROUTINELY AND, AT TIMES, HEAVILY IN DERIVATIVES, CERTAIN OF WHICH ARE DEEMED BY THE SEC TO BE HIGHLY SPECULATIVE. SHORT SELLING OF SECURITIES MAY INCREASE THE POTENTIAL FOR LOSS IF THE MANAGER HAS DIFFICULTY COVERING A SHORT POSITION. LEVERAGE MAY ACCELERATE THE VELOCITY AND MAGNITUDE OF POTENTIAL LOSSES. INVESTMENTS IN ASSET BACKED AND MORTGAGE BACKED SECURITIES INCLUDE ADDITIONAL RISKS THAT INVESTORS SHOULD BE AWARE OF SUCH AS CREDIT RISK, PREPAYMENT RISK, POSSIBLE ILLIQUIDITY AND DEFAULT, AS WELL AS INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC DEVELOPMENTS.

FUND PERFORMANCE (UNAUDITED)                                                      TOTAL RETURN FOR THE PERIODS ENDED 12/31/07

                                 BEFORE DEDUCTION      AFTER DEDUCTION        MSCI ACW         CPI+ 5% PER              MAF
                                OF ENTRY/EXIT FEES   OF ENTRY/EXIT FEES        INDEX*             ANNUM         CONSTRUCTED INDEX**
                                ---------------------------------------------------------------------------------------------------
Calendar Year 2007                     13.53%               12.40%             11.66%              9.27%               11.31%
3-Year Annualized                      13.91%               13.53%             14.39%              8.50%               12.32%
5-Year Annualized                      16.49%               16.26%             18.24%              8.17%               14.33%
10-Year Annualized                      9.35%                9.24%               7.60%             7.80%                8.94%
Annualized Since Inception             10.00%                9.91%               9.34%             7.72%                9.83%
Cumulative Since Inception            237.11%              233.75%             212.37%           158.09%              230.40%

Total return assumes dividend reinvestment. MAF's gross expense ratio for calendar year 2006, including the fees and expenses associated with investments in commingled investment vehicles ("CIVs") was 1.70%. Excluding such CIV expenses, the expense ratio was 0.67%. Expense ratios will differ for 2007.

Commencement of operations was March 31, 1995. The fund assesses entry and exit fees of 0.50%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

 * Please note that this index is 100% stocks whereas TIFF Multi-Asset Fund normally comprises multiple asset classes. Management considers the primary benchmark of the fund to be CPI+5%. The MSCI All Country World Index is presented as a benchmark for the fund solely to comply with SEC regulations. The MSCI ACW (All Country World) Index(SM) is a free float- adjusted market capitalization-weighted index that is designed to measure equity market performance of developed and emerging markets. One cannot invest directly in an index.
** The Constructed Index currently comprises segment benchmarks at the following weights: 53% MSCI All Country World Index; 15% 3-month Treasury Bill plus 4% per annum; 3% Merrill Lynch High Yield Master II Constrained Index; 3% MSCI US REIT Index; 7% index of global resource-related stocks; 5% Citigroup 10-year Treasury Index; 10% 10-year US Treasury Inflation Protected Security; 4% DJ AIG Commodity Total Return Index less 1% per annum. The allocations and segment weights of the Constructed Index have varied over time and the performance presented for the Constructed Index reflects the allocations and segment weights that were in place at the time the performance was generated.

PERFORMANCE OF A $1,000,000 INVESTMENT (UNAUDITED)
                                                 TEN-YEAR PERIOD ENDED 12/31/07
                   TIFF
              Multi-Asset Fund                     Constructed
              (After Deduction                         MAF            MSCI ACW
             of Entry/Exit Fees)    CPI + 5%          Index            Index

12/31/1997         995,000         1,000,000        1,000,000         1,000,000
  12/31/98         997,220         1,066,858        1,147,772         1,219,658
  12/31/99       1,223,090         1,150,151        1,346,623         1,546,726
  12/31/00       1,252,310         1,248,381        1,325,010         1,331,171
  12/31/01       1,210,530         1,331,067        1,268,921         1,115,402
  12/31/02       1,133,890         1,430,737        1,205,490           899,938
  12/31/03       1,436,110         1,530,373        1,475,549         1,205,801
  12/31/04       1,645,360         1,659,017        1,661,443         1,389,490
  12/31/05       1,838,410         1,801,256        1,830,786         1,540,045
  12/31/06       2,142,230         1,939,183        2,115,141         1,862,733
  12/31/07       2,420,019         2,118,866        2,354,456         2,079,978


Past performance is not a guarantee of future results.

The fund's performance assumes the reinvestment of all dividends and distributions and includes the effects of the current 0.50% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a shareholder subject to tax would pay on fund distributions or the redemption of fund shares.

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TIFF MULTI-ASSET FUND                                         DECEMBER 31, 2007

FUND EXPENSES (UNAUDITED)

As a shareholder of a fund, you incur two types of costs: (1) transactions costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           INCLUDING INTEREST AND                              EXCLUDING INTEREST AND
                                              DIVIDEND EXPENSE*                                  DIVIDEND EXPENSE**
--------------------------------------------------------------------------------------------------------------------------------
                                                                   EXPENSES                                            EXPENSES
                                 BEGINNING         ENDING         PAID DURING         BEGINNING         ENDING       PAID DURING
                                  ACCOUNT          ACCOUNT          PERIOD             ACCOUNT         ACCOUNT          PERIOD
                                   VALUE            VALUE           7/1/07-             VALUE           VALUE          7/1/07-
                                  7/1/07          12/31/07         12/31/07            7/1/07          12/31/07        12/31/07
--------------------------------------------------------------------------------------------------------------------------------
1) Actual                         $1,000          $1,047.30          $3.72             $1,000         $1,047.30         $3.10
2) Hypothetical                   $1,000          $1,021.58          $3.67             $1,000         $1,022.19         $3.06
--------------------------------------------------------------------------------------------------------------------------------

 * Expenses are equal to the fund's annualized expense ratio of 0.72% (calculated over a six-month period, which may differ from the fund's actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by
   184/365 (to reflect the one-half year period). Excluding interest and dividend expense, expenses incurred by the fund were
   0.60%. THE EXPENSE RATIO DOES NOT INCLUDE THE FEES AND EXPENSES ASSOCIATED WITH INVESTMENTS MADE IN COMMINGLED INVESTMENT
   VEHICLES; SUCH FEES AND EXPENSES ARE REFLECTED IN THE FUND'S TOTAL RETURN.
** Interest expense is interest on reverse repurchase agreements (see Note 7); dividend expense is dividends paid on securities sold short.

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TIFF MULTI-ASSET FUND                                                                                            DECEMBER 31, 2007

FINANCIAL HIGHLIGHTS

                                                                       Year          Year          Year         Year        Year
                                                                      Ended         Ended         Ended        Ended       Ended
                                                                     12/31/07      12/31/06      12/31/05     12/31/04    12/31/03
For a share outstanding throughout each year
Net asset value, beginning of year                                  $    16.29    $    14.92    $    14.24    $  13.19    $  10.61
                                                                    --------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                     0.44(a)       0.36(a)       0.26(a)     0.20(a)     0.21
Net realized and unrealized gain on investments                           1.73          2.03          1.38        1.67        2.57
                                                                    --------------------------------------------------------------
Total from investment operations                                          2.17          2.39          1.64        1.87        2.78
                                                                    --------------------------------------------------------------

LESS DISTRIBUTIONS FROM
Net investment income                                                    (0.80)        (0.49)        (0.45)      (0.28)      (0.22)
Net realized gains                                                       (1.03)        (0.56)        (0.53)      (0.57)         --
                                                                    --------------------------------------------------------------
Total distributions                                                      (1.83)        (1.05)        (0.98)      (0.85)      (0.22)
                                                                    --------------------------------------------------------------
Entry/exit fee per share (a)                                              0.02          0.03          0.02        0.03        0.02
                                                                    --------------------------------------------------------------
Net asset value, end of year                                        $    16.65    $    16.29    $    14.92    $  14.24    $  13.19
                                                                    ==============================================================
TOTAL RETURN (b)                                                        13.53%        16.53%        11.73%      14.57%      26.65%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                      $2,218,641    $1,599,583    $1,058,133    $705,800    $422,094
Ratio of expenses to average net assets (c)                              0.70%         0.67%         0.86%       0.77%       0.75%
Ratio of expenses to average net assets, excluding interest and
dividend expense (c)                                                     0.60%         0.53%         0.71%       0.72%       0.72%
Ratio of net investment income to average net assets                     2.54%         2.26%         1.75%       1.45%       1.57%
Portfolio turnover                                                      70.85%        61.82%        72.70%     103.35%     116.53%
----------------------------------------------------------------------------------------------------------------------------------

(a) Calculation based on average shares outstanding.
(b) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(c) The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles;
    such fees and expenses are reflected in the fund's total return.

See accompanying Notes to Financial Statements.

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TIFF INTERNATIONAL EQUITY FUND                                DECEMBER 31, 2007

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

PERFORMANCE REVIEW

TIFF International Equity Fund (IEF) returned +17.43% before the deduction of entry and exit fees (+15.67% after such deductions) for the year-ended December 31, 2007. For the same period, the fund's performance benchmark, the MSCI All Country World (ACW) ex US Index, returned +16.65%. IEF returned 24.27% and 10.50%, respectively, for the five year and ten year periods ended December 31, 2007, after the deduction of entry and exit fees. For the same five year and ten year periods, the ACW ex US Index returned 24.02% and 9.79%, respectively. Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org. For complete, annualized performance data, please see the table on page 9. IEF's gross expense ratio for calendar year 2006 including the fees and expenses associated with investments in commingled investment vehicles ("CIVs") was 1.80%. Excluding such CIV expenses, the expense ratio was 0.67%. Expense ratios will differ for 2007.

In 2007, before the deduction of entry and exit fees, IEF outperformed its benchmark for the second consecutive calendar year and the 10th such year of 13 since its inception. It did so due to strong performance by the three relatively illiquid investment partnerships (a/k/a hedge funds) that IEF employs, all of which outperformed the Index by 2% or more in '07. These partnerships -- managed by Convexity, Lansdowne and Tosca -- employ idiosyncratic approaches that cause their excess returns to correlate weakly with each other and with those of IEF's two largest separate account external managers, Marathon Asset Management (Marathon) and Mondrian Investment Partners (Mondrian). The latter employ idiosyncratic approaches too, albeit ones that in their emphasis on out-of-favor stocks tend to produce modest excess returns at best when stock prices generally are rising rapidly. This was certainly the case in '07 respecting emerging market (EM) stocks (MSCI EM Index up 33.2% in local currency terms and 39.4% in US dollar terms). As one would expect given EM's big gains in recent years (EM Index up 383% over the five years ended 12/31/07), Marathon and Mondrian underweighted EM stocks throughout much of '07 and entered '08 tilted against them. Time will tell if such tilts produce the relative gains they seek to yield. Marathon and Mondrian have generated solid excess returns with satisfactory (meaning: imperfect) consistency since IEF's inception in 1994.

STRATEGY OVERVIEW

The fund is designed as a diversified vehicle for that portion of a member's assets committed to non-US stocks. Its benchmark comprises virtually all non-US markets, permitting members to delegate responsibility for determining how monies earmarked for non-US bourses (stock exchanges) should be divided between developed and emerging markets. The fund's allocations to developed and emerging markets generally approximate the benchmark's weights but are driven by relative opportunities. The fund does not routinely hedge the currency risk inherent in non-dollar-denominated securities for two reasons: the costs of hedging short-term currency fluctuations tend to be high and currency markets tend to be self-correcting over time horizons appropriate for global equity investing.

OUTLOOK

We can't forecast accurately whether broad foreign stock indices will rise or fall in 2008. What we can predict with reasonable accuracy is that IEF will produce returns not hugely different from that of its benchmark over multi-year holding periods. Hopefully, it will also continue producing positive relative returns. Whether it does so in 2008 depends in large part on whether the bias toward out-of-favor stocks that Marathon and Mondrian tend to display generates relative gains.

-------------------------------------------------------------------------------
TIFF INTERNATIONAL EQUITY FUND                                DECEMBER 31, 2007

FUND PROFILE (UNAUDITED)

FUND OBJECTIVE To attain appreciation of      FUND INCEPTION DATE May 31, 1994
principal that at least offsets
inflation.                                    FUND NET ASSETS $400 million

The following table shows IEF's exposure to various asset groups. This representation is based on the accounting data included in the schedule of investments, adjusted as appropriate to illustrate exposure through derivatives to underlying assets. Despite such adjustments, this depiction differs from the segment weights reported in TIP's quarterly publications as those reports reflect TAS staff estimates of exposures to which IEF is subject through its investments in Other Private Investment Funds.

EXPOSURE TO ASSET GROUPS
---------------------------------------------------------------------------
Equities and Equity-Linked Securities
  Common Stocks
    Long ..........................................................   77.5%
  Exchange-Traded Funds ...........................................    5.4%
  Futures, Swaps or Other Derivatives
    Long ..........................................................   13.8%
  Private Investment Funds ........................................    3.9%
---------------------------------------------------------------------------
TOTAL EQUITIES AND EQUITY-LINKED SECURITIES .......................  100.6%
---------------------------------------------------------------------------

Other Private Investment Funds ....................................    6.5%
---------------------------------------------------------------------------
Other Net Assets (Liabilities) ....................................   (7.1%)
---------------------------------------------------------------------------
NET ASSETS ........................................................  100.0%
---------------------------------------------------------------------------

Asset groups are subject to change and are not a recommendation to buy or sell any security.

GEOGRAPHIC EXPOSURES

               Europe                         59.6%
               North America                   4.6%
               Pacific                        27.5%
               Emerging Markets               11.8%

Geographic exposures are subject to change and are not a recommendation to buy or sell any security.

-------------------------------------------------------------------------------
TIFF INTERNATIONAL EQUITY FUND                                DECEMBER 31, 2007

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 610-684-8200 OR VISITING WWW.TIFF.ORG.

THE FUND INVESTS IN NON-US SECURITIES, WHICH MAY ENTAIL POLITICAL, ECONOMIC AND CURRENCY RISKS DIFFERENT FROM THOSE OF US SECURITIES AND MAY BE ISSUED BY ENTITIES ADHERING TO DIFFERENT ACCOUNTING STANDARDS THAN THOSE GOVERNING US ISSUERS. SMALL CAPITALIZATION STOCKS MAY ENTAIL DIFFERENT RISKS THAN LARGER CAPITALIZATION STOCKS, INCLUDING POTENTIALLY LESSER DEGREES OF LIQUIDITY. THE FUND INVESTS IN ILLIQUID SECURITIES.

FUND PERFORMANCE (UNAUDITED)        TOTAL RETURN FOR THE PERIODS ENDED 12/31/07

                           BEFORE DEDUCTION    AFTER DEDUCTION
                            OF ENTRY/EXIT       OF ENTRY/EXIT       MSCI ACW EX
                                 FEES                FEES            US INDEX*
                           ----------------------------------------------------
Calendar Year 2007              17.43%              15.67%             16.65%
3-Year Annualized               20.22%              19.62%             19.88%
5-Year Annualized               24.64%              24.27%             24.02%
10-Year Annualized              10.67%              10.50%              9.79%
Annualized Since Inception       9.84%               9.72%              8.50%
Cumulative Since Inception     257.88%             252.53%            202.95%

Total return assumes dividend reinvestment. IEF's gross expense ratio for calendar year 2006 including the fees and expenses associated with investments in commingled investment vehicles ("CIVs") was 1.80%. Excluding such CIV expenses, the expense ratio was 0.67%. Expense ratios will differ for 2007.

Commencement of operations was May 31, 1994. The fund assesses entry and exit fees of 0.75%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

* The MSCI All Country World ex US(SM) Index is a capitalization-weighted index of publicly traded non-US stocks. One cannot invest directly in an index.

Note: For 2004 and 2005, performance data reflects an expense waiver. Without the expense waiver, total returns would have been lower for the period.

PERFORMANCE OF A $1,000,000 INVESTMENT (UNAUDITED)
                                                 TEN-YEAR PERIOD ENDED 12/31/07

                                  TIFF
                              International
                               Equity Fund
                            (After Deduction           MSCI All
                              of Entry/Exit         Country World
                                  Fees)              ex US Index

            12/31/1997            992,500            1,000,000
              12/31/98          1,022,550            1,144,726
              12/31/99          1,405,050            1,498,517
              12/31/00          1,241,260            1,272,488
              12/31/01          1,024,160            1,020,123
              12/31/02            909,030              867,637
              12/31/03          1,284,760            1,221,896
              12/31/04          1,573,990            1,477,352
              12/31/05          1,809,120            1,722,870
              12/31/06          2,328,970            2,182,057
              12/31/07          2,714,378            2,545,406

Past performance is not a guarantee of future results.

The fund's performance assumes the reinvestment of all dividends and distributions and includes the effects of 0.75% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a shareholder subject to tax would pay on fund distributions or the redemption of fund shares.

-------------------------------------------------------------------------------
TIFF INTERNATIONAL EQUITY FUND                                DECEMBER 31, 2007

FUND EXPENSES (UNAUDITED)

As a shareholder of a fund, you incur two types of costs: (1) transactions costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                           BEGINNING         ENDING            EXPENSES
                            ACCOUNT          ACCOUNT          PAID DURING
                             VALUE            VALUE             PERIOD*
                            7/1/07          12/31/07        7/1/07-12/31/07
---------------------------------------------------------------------------
1) Actual                   $1,000          $1,032.30            $3.53
2) Hypothetical             $1,000          $1,021.73            $3.52
---------------------------------------------------------------------------

* Expenses are equal to the fund's annualized expense ratio of 0.69% (calculated over a six-month period, which may differ from the fund's actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). THE EXPENSE RATIO DOES NOT INCLUDE THE FEES AND EXPENSES ASSOCIATED WITH INVESTMENTS MADE IN COMMINGLED INVESTMENT VEHICLES; SUCH FEES AND EXPENSES ARE REFLECTED IN THE FUND'S TOTAL RETURN.

-------------------------------------------------------------------------------------------------------------------------------
TIFF INTERNATIONAL EQUITY FUND                                                                                DECEMBER 31, 2007

FINANCIAL HIGHLIGHTS

                                                                          Year        Year        Year        Year        Year
                                                                         Ended       Ended       Ended       Ended       Ended
                                                                        12/31/07    12/31/06    12/31/05    12/31/04    12/31/03
For a share outstanding throughout each year
Net asset value, beginning of year                                      $  17.18    $  14.76    $  13.30    $  11.16     $  8.02
                                                                        --------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                       0.56        0.39        0.27        0.15        0.16
Net realized and unrealized gain on investments                             2.37        3.77        1.67        2.31        3.13
                                                                        --------------------------------------------------------
Total from investment operations                                            2.93        4.16        1.94        2.46        3.29
                                                                        --------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                                      (0.98)      (0.70)      (0.50)      (0.34)      (0.15)
Net realized gains                                                         (1.53)      (1.06)         --          --          --
                                                                        --------------------------------------------------------
Total distributions                                                        (2.51)      (1.76)      (0.50)      (0.34)      (0.15)
                                                                        --------------------------------------------------------
Entry/exit fee per share (a)                                                0.05        0.02        0.02        0.02          --(b)
                                                                        --------------------------------------------------------
Net asset value, end of year                                            $  17.65    $  17.18    $  14.76    $  13.30     $ 11.16
                                                                        ========================================================
TOTAL RETURN (c)                                                          17.43%      28.74%      14.94%      22.51%       41.33%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                          $400,168    $295,808    $241,536    $195,207     $168,607
Ratio of expenses to average net assets (d)                                0.77%       0.67%       0.90%       1.19%        1.17%
Ratio of expenses to average net assets before expense waivers (d)         0.77%       0.67%       0.92%       1.21%        1.17%
Ratio of net investment income to average net assets                       1.91%       2.10%       1.83%       1.18%        1.41%
Portfolio turnover                                                        15.95%      15.60%      13.93%      55.17%       48.98%
---------------------------------------------------------------------------------------------------------------------------------

(a) Calculation based on average shares outstanding.
(b) Rounds to less than $0.01.
(c) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(d) The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles;
    such fees and expenses are reflected in the fund's total return.

See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
TIFF US EQUITY FUND                                           DECEMBER 31, 2007

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

PERFORMANCE REVIEW

TIFF US Equity Fund (USEF) returned +2.84% before the deduction of entry and exit fees (+2.33% after such deductions) for the year-ended December 31, 2007. For the same period, the fund's performance benchmark, the Dow Jones Wilshire 5000 Index (DJ W5000), returned +5.73%. USEF returned 14.40% and 6.53%, respectively, for the five year and ten year periods ended December 31, 2007, after the deduction of entry and exit fees. For the same five year and ten year periods, the DJ W5000 returns were 14.07% and 6.34%, respectively. Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org. For complete, annualized performance data, please see the table on page 14. USEF's gross expense ratio for calendar year 2006, including the fees and expenses associated with investments in commingled investment vehicles ("CIVs") was 1.29%. Excluding such CIV expenses, the expense ratio was 0.74%. Expense ratios will differ for 2007.

USEF generated sub-par returns in 2007 measured at least two ways. First, with the broad US stock market (as measured by the DJ W5000) producing roughly the same return as short-term Treasuries (5.7% Index return vs. 5.6% return on 6-month Treasuries), the "equity risk premium" that broadly diversified US stock portfolios produce more often than not was in '07 essentially nil. Second, adverse stock selection caused USEF to underperform the Index in '07, the first calendar year since 1999 that the fund has underperformed its benchmark.

STRATEGY OVERVIEW

The fund provides exposure to all major sectors of the US stock market, including small and mid-cap stocks not represented in the S&P 500 Index. The S&P 500 Index is a broad based, unmanaged index of 500 stocks that is widely recognized as representative of the US equity market. The fund seeks to outperform not the S&P 500 but rather the Dow Jones Wilshire 5000 -- a broader index that comprises all US stocks with readily available price quotations. The DJ W5000 tends to underperform the S&P 500 when very large capitalization stocks perform relatively well and outperform it when such stocks lag smaller ones. But the DJ W5000 was selected as the fund's benchmark because it represents a truly comprehensive measure of publicly traded US stocks.

OUTLOOK

Has USEF's subpar relative performance in '07 set the stage for a big "comeback" of the sort USEF staged in 2000 and 2001 (a two-year cumulative excess return exceeding 10%)? We hope so but think not: after all, the fund lagged the Index by less than 3% in '07 (vs. almost 5% in '99), and while this underperformance was attributable in part to inter-sectoral capital flows of the sort witnessed in '99 (anti-"Old Economy" stocks that USEF's managers favored back in '99, anti-financial stocks that USEF's managers favored in '07), it was also attributable to relative losses that are properly viewed as stock-specific, i.e., as the result of company-specific developments rather than "macro" events. Importantly, most of the stock-specific losses to which we're alluding are (1) unrealized and (2) resident in accounts stewarded by small cap-oriented managers that have generated large excess returns (a/k/a alphas) since USEF's inception in 1994. These managers tend to have low portfolio turnover, indicating that they "take the long view" in determining which stocks to buy or sell. The fund's managers think the stocks that caused USEF to lag the Index in '07 are relatively cheap. Staff agrees and is thus inclined to stay the course respecting USEF's evolving policies, strategies and managers. We encourage members seeking to maintain broadly diversified exposure to US stocks to do likewise.

-------------------------------------------------------------------------------
TIFF US EQUITY FUND                                           DECEMBER 31, 2007

FUND PROFILE (UNAUDITED)

FUND OBJECTIVE To attain a growing             FUND INCEPTION DATE May 31, 1994
stream of current income and
appreciation of principal that at least        FUND NET ASSETS  $228 million
offset inflation.

The following table shows USEF's exposure to various asset groups. This representation is based on the accounting data included in the schedule of investments, adjusted as appropriate to illustrate exposure through derivatives to underlying assets. Despite such adjustments, this depiction differs from the segment weights reported in TIP's quarterly publications as those reports reflect TAS staff estimates of exposures to which USEF is subject through its investments in Other Private Investment Funds.

EXPOSURE TO ASSET GROUPS
---------------------------------------------------------------------------
Equities and Equity-Linked Securities
  Common Stocks
    Long ..........................................................   63.2%
  Futures, Swaps or Other Derivatives
    Long ..........................................................   39.6%
    Short .........................................................  (18.7%)
  Private Investment Funds ........................................   14.9%
---------------------------------------------------------------------------
TOTAL EQUITIES AND EQUITY-LINKED SECURITIES .......................   99.0%
---------------------------------------------------------------------------

Other Private Investment Funds ....................................    8.5%
---------------------------------------------------------------------------
Other Net Assets (Liabilities) ....................................   (7.5%)
---------------------------------------------------------------------------
NET ASSETS ........................................................  100.0%
---------------------------------------------------------------------------

Asset groups are subject to change and are not a recommendation to buy or sell any security.

SECTOR WEIGHTS AS OF DECEMBER 31, 2007

               Consumer Discretionary               15%
               Consumer Staples                      7%
               Energy                               12%
               Financials                           19%
               Health Care                          15%
               Industrials                          10%
               Information Technology               16%
               Materials                             3%
               Telecommunications Services           3%
               Utilities                             4%

Sector weights are subject to change and are not a recommendation to buy or sell any security.

-------------------------------------------------------------------------------
TIFF US EQUITY FUND                                           DECEMBER 31, 2007

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 610-684-8200 OR VISITING WWW.TIFF.ORG.

THE FUND INVESTS IN SMALLER COMPANIES, WHICH MAY ENTAIL DIFFERENT RISKS THAN LARGER CAPITALIZATION STOCKS, INCLUDING POTENTIALLY LESSER DEGREES OF LIQUIDITY. THE FUND INVESTS IN ILLIQUID SECURITIES.

FUND PERFORMANCE (UNAUDITED)        TOTAL RETURN FOR THE PERIODS ENDED 12/31/07

                                BEFORE            AFTER
                             DEDUCTION OF       DEDUCTION OF       DOW JONES
                           ENTRY/EXIT FEES    ENTRY/EXIT FEES    WILSHIRE 5000*
                           ----------------------------------------------------
Calendar Year 2007              2.84%              2.33%              5.73%
3-Year Annualized               8.90%              8.72%              9.21%
5-Year Annualized              14.51%             14.40%             14.07%
10-Year Annualized              6.58%              6.53%              6.34%
Annualized Since Inception     11.36%             11.32%             10.91%
Cumulative Since Inception    331.47%            329.31%            308.87%

Total return assumes dividend reinvestment. USEF's gross expense ratio for calendar year 2006, including the fees and expenses associated with investments in commingled investment vehicles ("CIVs") was 1.29%. Excluding such CIV expenses, the expense ratio was 0.74%. Expense ratios will differ for 2007.

Commencement of operations was May 31, 1994. The fund assesses entry and exit fees of 0.25%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

* The Dow Jones Wilshire 5000 Composite Index is a market capitalization-weighted index of all publicly traded US stocks. One cannot invest directly in an index.

Note: For 2004 and 2005, performance data reflects an expense waiver. Without the expense waiver, total returns would have been lower for the period.

PERFORMANCE OF A $1,000,000 INVESTMENT (UNAUDITED)
                                                 TEN-YEAR PERIOD ENDED 12/31/07

                                 TIFF
                            US Equity Fund            Dow Jones
                           (After Deduction         Wilshire 5000
                             of Entry/Exit         Composite Index
                                 Fees)

          12/31/1997             997,500             1,000,000
            12/31/98           1,115,720             1,234,308
            12/31/99           1,327,910             1,525,167
            12/31/00           1,290,830             1,358,901
            12/31/01           1,206,820             1,209,831
            12/31/02             958,060               957,467
            12/31/03           1,295,700             1,260,407
            12/31/04           1,460,900             1,419,521
            12/31/05           1,558,890             1,509,289
            12/31/06           1,834,560             1,748,880
            12/31/07           1,881,923             1,849,167

Past performance is not a guarantee of future results.

The fund's performance assumes the reinvestment of all dividends and distributions and includes the effects of 0.25% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a shareholder subject to tax would pay on fund distributions or the redemption of fund shares.

-------------------------------------------------------------------------------
TIFF US EQUITY FUND                                           DECEMBER 31, 2007

FUND EXPENSES (UNAUDITED)

As a shareholder of a fund, you incur two types of costs: (1) transactions costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                           BEGINNING         ENDING            EXPENSES
                            ACCOUNT          ACCOUNT          PAID DURING
                             VALUE            VALUE             PERIOD*
                            7/1/07          12/31/07        7/1/07-12/31/07
---------------------------------------------------------------------------
1) Actual                   $1,000          $  948.10            $3.63
2) Hypothetical             $1,000          $1,021.48            $3.77
---------------------------------------------------------------------------

* Expenses are equal to the fund's annualized expense ratio of 0.74% (calculated over a six-month period, which may differ from the fund's actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period). THE EXPENSE RATIO DOES NOT INCLUDE THE FEES AND EXPENSES ASSOCIATED WITH INVESTMENTS MADE IN COMMINGLED INVESTMENT VEHICLES; SUCH FEES AND EXPENSES ARE REFLECTED IN THE FUND'S TOTAL RETURN.

--------------------------------------------------------------------------------------------------------------------------------
TIFF US EQUITY FUND                                                                                            DECEMBER 31, 2007

FINANCIAL HIGHLIGHTS

                                                                          Year        Year        Year        Year        Year
                                                                         Ended       Ended       Ended       Ended       Ended
                                                                        12/31/07    12/31/06    12/31/05    12/31/04    12/31/03
For a share outstanding throughout each year
Net asset value, beginning of year                                      $  14.90    $  14.07    $  14.49    $  12.95    $   9.59
                                                                        --------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                       0.11        0.10        0.07(a)     0.07        0.02
Net realized and unrealized gain on investments                             0.33        2.35        0.88        1.57        3.36
                                                                        --------------------------------------------------------
Total from investment operations                                            0.44        2.45        0.95        1.64        3.38
                                                                        --------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                                      (0.14)      (0.10)      (0.17)      (0.11)      (0.02)
Net realized gains                                                         (1.82)      (1.53)      (1.21)         --          --
                                                                        --------------------------------------------------------
Total distributions                                                        (1.96)      (1.63)      (1.38)      (0.11)      (0.02)
                                                                        --------------------------------------------------------
Entry/exit fee per share (b)                                                0.01        0.01        0.01        0.01          --(c)
                                                                        --------------------------------------------------------
Net asset value, end of year                                            $  13.39    $  14.90    $  14.07    $  14.49    $  12.95
                                                                        ========================================================
TOTAL RETURN (d)                                                           2.84%      17.68%       6.71%      12.75%      35.24%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                          $227,588    $216,369    $199,339    $229,770    $232,498
Ratio of expenses to average net assets (e)                                0.73%       0.74%       0.72%       0.73%       0.85%
Ratio of expenses to average net assets before expense waivers (e)         0.73%       0.74%       0.73%       0.74%       0.85%
Ratio of net investment income to average net assets                       0.56%       0.63%       0.48%(a)    0.48%       0.19%
Portfolio turnover                                                        37.54%      34.50%      32.85%      57.49%      60.32%
--------------------------------------------------------------------------------------------------------------------------------

(a) Investment income per share reflects a special dividend which amounted to $0.04 per share. Excluding the special dividends , the ratio of net investment income to average net assets would have been 0.21%.
(b) Calculation based on average shares outstanding.
(c) Rounds to less than $0.01.
(d) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(e) The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles;
    such fees and expenses are reflected in the fund's total return.

See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
TIFF SHORT-TERM FUND                                          DECEMBER 31, 2007

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

PERFORMANCE REVIEW

TIFF Short-Term Fund (STF) returned +5.03% for the year-ended December 31, 2007. For the same period, the fund's performance benchmark, the Merrill Lynch 6-Month US T-bill Index, returned +5.61%. STF returned 2.88% and 3.92%, respectively, for the five year and ten year periods ended December 31, 2007. For the same five year and ten year periods, the Merrill Lynch 6-month US T-bill Index returned 3.19% and 4.00%, respectively. Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org. For complete, annualized performance data, please see the table on page 18. STF's gross expense ratio for calendar year 2006 is 0.19%. Expense ratio will differ for 2007.

STF trailed its benchmark by 0.58% during 2007. As noted on page 18, we also compare STF's results to this same Index debited by 0.50% per annum. Why 0.50%? Because it costs an estimated 0.50% per annum to rebalance the fund's holdings to keep duration or interest rate sensitivity in line with the Index's. Importantly, while staff maintains STF's duration at approximately six months, it has the discretion to "roll" holdings not precisely when the benchmark's constituent securities "roll" but a bit more opportunistically, taking anticipated trading costs and cash on hand plus other variables into account. For what it's worth, STF's return deficit relative to the Index of 0.58% in 2007 is a source of pride rather than disappointment for staff as short-term Treasuries proved abnormally volatile in 2007, making it tough to keep STF's slippage close to the aforementioned 0.50%.

STRATEGY OVERVIEW AND OUTLOOK

Many organizations park funds earmarked for near-term spending in high quality, very short-term instruments. The bias in favor of high quality paper is justified, but the bias in favor of very short-term securities is suspect because the liabilities being funded are often longer-lived than the securities earmarked for their payment. Under normal circumstances, the yield curve is positively sloped, and a fund that holds securities with an average duration modestly longer than that displayed by the typical money market fund (MMF) has the potential to produce superior returns over time. Indeed, STF is structured in precisely this manner -- with a benchmark duration modestly longer than the typical MMF. The fund's guidelines permit staff to shorten the fund's duration to levels commonly displayed by conventional MMFs or to lengthen it modestly relative to the fund's benchmark in pursuit of the optimal tradeoff between risk and expected return. As a reminder, whereas most MMFs seek to maintain constant share prices, STF's share price may fluctuate modestly in response to changes in short-term Treasury yields.

FUND PROFILE (UNAUDITED)

FUND OBJECTIVE To attain as high a rate       FUND INCEPTION DATE May 31, 1994
of current income as is consistent with
ensuring that the fund's risk of              FUND NET ASSETS $160 million
principal loss does not exceed that of a portfolio invested in 6-month US
Treasury Bills.

SUMMARY SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
Short-Term Investments                                                   98.7%
------------------------------------------------------------------------------
Total Investments                                                        98.7%
------------------------------------------------------------------------------
Other Assets in Excess of Liabilities                                     1.3%
------------------------------------------------------------------------------
Net Assets                                                              100.0%
------------------------------------------------------------------------------

Fund holdings are subject to change and are not a recommendation to buy or sell any security.

DISTRIBUTION BY MATURITY (% OF TOTAL INVESTMENTS)
------------------------------------------------------------------------------
0 - 3 months                                                               31%
------------------------------------------------------------------------------
3 - 5 months                                                               40%
------------------------------------------------------------------------------
5 - 7 months                                                               29%
------------------------------------------------------------------------------
                                                                          100%
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TIFF SHORT-TERM FUND                                          DECEMBER 31, 2007

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 610-684-8200 OR VISITING WWW.TIFF.ORG.

PRIOR TO JULY 2004, THE FUND EMPLOYED A DIFFERENT INVESTMENT APPROACH AND MANAGER THAN THOSE CURRENTLY EMPLOYED. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE, ALTHOUGH THE RISK IS LESS FOR SHORT-TERM DEBT SECURITIES THAN LONG-TERM DEBT SECURITIES.

FUND PERFORMANCE (UNAUDITED)        TOTAL RETURN FOR THE PERIODS ENDED 12/31/07

                                                          ML              ML
                                                  6-MONTH US T-BILL    6-MONTH
                                    SHORT-TERM          -50BP             US
                                       FUND           PER ANNUM        T-BILL*
                                    ------------------------------------------
Calendar Year 2007                     5.03%             5.08%           5.61%
3-Year Annualized                      4.22%             3.98%           4.50%
5-Year Annualized                      2.88%             2.67%           3.19%
10-Year Annualized                     3.92%             3.48%           4.00%
Annualized Since Inception             4.36%             3.91%           4.43%
Cumulative Since Inception            78.58%            68.28%          80.17%

Total return assumes dividend reinvestment. STF's gross expense ratio for calendar year 2006 is 0.19%. Expense ratio will differ for 2007.

Commencement of operations was May 31, 1994.

* The Merrill Lynch 6-Month US Treasury Bill Index is comprised of a single issue of original outstanding 2-year Treasury Note that matures closest to 6 months from the rebalancing date (month-end date). At the end of the month, the issue is sold and rolled into a newly selected issue. One cannot invest directly in an index.

Note: Performance data for periods prior to 2005 reflects an expense waiver. Without the expense waiver, total returns would have been lower for those periods.

PERFORMANCE OF A $50,000 INVESTMENT (UNAUDITED)   TEN-YEAR PERIOD ENDED 12/31/07

                                     Merrill Lynch        Merrill Lynch
                         TIFF         6-Month US            6-Month US
                      SHORT-TERM     TREASURY BILL         T-BILL INDEX -
                         FUND            INDEX            50 BP PER ANNUM

      12/31/1997        50,000          50,000              50,000
        12/31/98        52,846          52,789              52,524
        12/31/99        55,453          55,237              54,684
        12/31/00        59,256          58,832              57,951
        12/31/01        62,387          61,895              60,663
        12/31/02        63,707          63,261              61,690
        12/31/03        64,271          64,074              62,169
        12/31/04        64,860          64,858              62,614
        12/31/05        66,759          66,870              64,232
        12/31/06        69,907          70,088              66,985
        12/31/07        73,424          74,018              70,388

Past performance is not a guarantee of future results.

The fund's performance assumes the reinvestment of all dividends and distributions, but does not reflect the deduction of taxes that a shareholder subject to tax would pay on fund distributions or the redemption of fund shares.

-------------------------------------------------------------------------------
TIFF SHORT-TERM FUND                                          DECEMBER 31, 2007

FUND EXPENSES (UNAUDITED)

As a shareholder of a fund, you incur two types of costs: (1) transactions costs and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                        BEGINNING             ENDING            EXPENSES PAID
                      ACCOUNT VALUE        ACCOUNT VALUE        DURING PERIOD*
                         7/1/07              12/31/07           7/1/07-12/31/07
-------------------------------------------------------------------------------
1) Actual               $1,000              $1,025.10                $1.12
2) Hypothetical         $1,000              $1,024.10                $1.12
-------------------------------------------------------------------------------

* Expenses are equal to the fund's annualized expense ratio of 0.22% (calculated over a six-month period, which may differ from the fund's actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FINANCIAL HIGHLIGHTS

                                                                          Year        Year        Year        Year        Year
                                                                          Ended       Ended       Ended       Ended       Ended
                                                                         12/31/07    12/31/06    12/31/05    12/31/04    12/31/03
For a share outstanding throughout each year
Net asset value, beginning of year                                       $   9.74     $  9.76    $   9.79     $  9.83     $  9.97
                                                                         ---------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                        0.44        0.47        0.31        0.12        0.16
Net realized and unrealized gain (loss) on investments                       0.04       (0.02)      (0.03)      (0.03)      (0.07)
                                                                         ---------------------------------------------------------
Total from investment operations                                             0.48        0.45        0.28        0.09        0.09
                                                                         ---------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                                       (0.44)      (0.47)      (0.31)      (0.13)      (0.23)
                                                                         ---------------------------------------------------------
Net asset value, end of year                                             $   9.78     $  9.74    $   9.76     $  9.79     $  9.83
                                                                         =========================================================
TOTAL RETURN (a)                                                            5.03%       4.72%       2.93%       0.92%        0.88%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                           $159,546     $99,244    $116,943     $91,073     $128,660
Ratio of expenses to average net assets                                     0.21%       0.19%       0.21%       0.31%        0.35%
Ratio of expenses to average net assets before expense waivers              0.21%       0.19%       0.21%       0.36%        0.39%
Ratio of net investment income to average net assets                        4.53%       4.64%       3.12%       1.19%        1.76%
Portfolio turnover                                                             --(b)       --(b)       --(b)       --(b)   288.22%
----------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment. For certain periods, total return would have been lower had certain expenses not been waived.
(b) Due to change in investment policies the fund no longer purchases or sells securities with greater than one year to matu rity; therefore under SEC rules for the calculation of portfolio turnover, the transactions entered into by the fund do not const itute portfolio turnover.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------
TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS*                                                   DECEMBER 31, 2007

                                                                                           NUMBER
                                                                                          OF SHARES        VALUE
INVESTMENTS -- 102.8% OF NET ASSETS

COMMON STOCKS -- 36.2%

US COMMON STOCKS -- 15.1%

AEROSPACE AND DEFENSE -- 0.2%
Boeing Co.                                                                                    8,100          $708,427
Honeywell International, Inc.                                                                 4,100           252,437
L-3 Communications Holdings, Inc.                                                             5,300           561,482
Lockheed Martin Corp.                                                                         7,400           778,924
Northrop Grumman Corp.                                                                        8,200           644,848
Raytheon Co.                                                                                 18,100         1,098,670
                                                                                                       --------------
                                                                                                            4,044,788
                                                                                                       --------------
AIRLINES -- 0.1%
AMR Corp.(a)                                                                                 80,600         1,130,818
Northwest Airlines Corp.(a)                                                                  60,400           876,404
Northwest Airlines Corp., Class A(a) (b)                                                     37,300                93
US Airways Group, Inc.(a)                                                                    20,500           301,555
                                                                                                       --------------
                                                                                                            2,308,870
                                                                                                       --------------
AUTOMOBILES -- 0.0%
Fleetwood Enterprises, Inc.(a)                                                              112,600           673,348
                                                                                                       --------------

BANKING -- 0.0%
J.G. Wentworth Inc.(b)                                                                       30,400           364,800
                                                                                                       --------------

BEVERAGES -- 0.0%
PepsiCo, Inc.                                                                                 8,200           622,380
                                                                                                       --------------

BIOTECHNOLOGY -- 0.0%
Gilead Sciences, Inc.(a)                                                                     10,600           487,706
                                                                                                       --------------
CAPITAL MARKETS -- 0.2%
Ameriprise Financial, Inc.                                                                    8,740           481,661
Charles Schwab Corp. (The)                                                                   24,000           613,200
Cohen & Steers, Inc.                                                                         22,200           665,334
Franklin Resources, Inc.                                                                      3,100           354,733
Goldman Sachs Group, Inc.                                                                     4,400           946,220
Legg Mason, Inc.                                                                              2,900           212,135
MCG Capital Corp.                                                                            49,700           576,023
Morgan Stanley                                                                               15,400           817,894
                                                                                                       --------------
                                                                                                            4,667,200
                                                                                                       --------------
CHEMICALS -- 0.1%
Dow Chemical Co. (The)                                                                       12,300           484,866
Scotts Miracle-Gro Co. (The)                                                                 50,200         1,878,484
                                                                                                       --------------
                                                                                                            2,363,350
                                                                                                       --------------
COMMERCIAL BANKS -- 0.2%
Comerica, Inc.                                                                                8,200           356,946
Fifth Third Bancorp                                                                          12,200           306,586
KeyCorp                                                                                      16,700           391,615
SunTrust Banks, Inc.                                                                          6,400           399,936
Wachovia Corp.                                                                               76,000         2,890,280
                                                                                                       --------------
                                                                                                            4,345,363
                                                                                                       --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.3%
Pitney Bowes, Inc.                                                                           61,400         2,335,656
Viad Corp.                                                                                   50,500         1,594,790
Watson, Wyatt Worldwide, Inc.                                                                39,400         1,828,554
                                                                                                       --------------
                                                                                                            5,759,000
                                                                                                       --------------
COMMUNICATIONS EQUIPMENT -- 0.1%
Cisco Systems, Inc.(a)                                                                       31,000           839,170
Juniper Networks, Inc.(a)                                                                    14,100           468,120
                                                                                                       --------------
                                                                                                            1,307,290
                                                                                                       --------------
COMPUTERS & PERIPHERALS -- 0.4%
Dell, Inc.(a)                                                                                49,200         1,205,892
Hewlett-Packard Co.                                                                          95,700         4,830,936
Seagate Technology                                                                           19,200           489,600
Sun Microsystems Inc.(a)                                                                    119,600         2,168,348
                                                                                                       --------------
                                                                                                            8,694,776
                                                                                                       --------------
CONSUMER FINANCE -- 0.0%
American Express Co.                                                                         19,400         1,009,188
                                                                                                       --------------

CONTAINERS AND PACKAGING -- 0.1%
Smurfit-Stone Container Corp.(a)                                                            123,200         1,300,992
                                                                                                       --------------

DISTRIBUTORS -- 0.1%
Genuine Parts Co.                                                                            66,800         3,092,840
                                                                                                       --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.4%
Bank of America Corp.                                                                        88,200         3,639,132
Citigroup, Inc.                                                                             111,700         3,288,448
JPMorgan Chase & Co.                                                                         27,500         1,200,375
Moody's Corp.                                                                                36,800         1,313,760
                                                                                                       --------------
                                                                                                            9,441,715
                                                                                                       --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
AT&T, Inc.                                                                                   25,837         1,073,786
Cincinnati Bell, Inc.(a)                                                                    221,700         1,053,075
Level 3 Communications, Inc.(a)                                                             179,000           544,160
Verizon Communications, Inc.                                                                122,100         5,334,549
                                                                                                       --------------
                                                                                                            8,005,570
                                                                                                       --------------
ELECTRIC UTILITIES -- 0.1%
Edison International                                                                          9,600           512,352
FirstEnergy Corp.                                                                             9,900           716,166
                                                                                                       --------------
                                                                                                            1,228,518
                                                                                                       --------------
ELECTRICAL EQUIPMENT -- 0.1%
Rockwell Automation, Inc.                                                                     5,600           386,176
Superior Essex, Inc.                                                                         65,200         1,564,800
                                                                                                       --------------
                                                                                                            1,950,976
                                                                                                       --------------
ENERGY EQUIPMENT & SERVICES -- 0.4%
Baker Hughes, Inc.                                                                           45,000         3,649,500
Halliburton Co.                                                                              75,500         2,862,205
Transocean, Inc.                                                                             14,045         2,010,542
                                                                                                       --------------
                                                                                                            8,522,247
                                                                                                       --------------
FOOD & STAPLES RETAILING -- 0.5%
Costco Wholesale Corp.                                                                      107,100         7,471,296
Kroger Co. (The)                                                                             87,400         2,334,454
Safeway, Inc.                                                                                 7,100           242,891
Sysco Corp.                                                                                  18,900           589,869
Walgreen Co.                                                                                  9,800           373,184
                                                                                                       --------------
                                                                                                           11,011,694
                                                                                                       --------------
FOOD PRODUCTS -- 0.3%
Archer-Daniels-Midland Co.                                                                    8,300           385,369
ConAgra Foods, Inc.                                                                         141,800         3,373,422
General Mills, Inc.                                                                          10,500           598,500
H.J. Heinz Co.                                                                               65,000         3,034,200
                                                                                                       --------------
                                                                                                            7,391,491
                                                                                                       --------------

GAS UTILITIES -- 0.1%
Equitable Resources, Inc.                                                                    27,700         1,475,856
                                                                                                       --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.4%
Aetna, Inc.                                                                                  11,800           681,214
AmerisourceBergen Corp.                                                                       9,100           408,317
Cardinal Health, Inc.                                                                        10,800           623,700
CIGNA Corp.                                                                                  11,700           628,641
Express Scripts, Inc.(a)                                                                     10,000           730,000
McKesson Corp.                                                                               10,100           661,651
Medco Health Solutions, Inc.(a)                                                               5,200           527,280
Sunrise Senior Living, Inc.(a)                                                               99,000         3,037,320
Wellpoint, Inc.(a)                                                                            7,000           614,110
                                                                                                       --------------
                                                                                                            7,912,233
                                                                                                       --------------
HOTELS, RESTAURANTS & LEISURE -- 0.1%
McDonald's Corp.                                                                             12,400           730,484
Yum! Brands, Inc.                                                                            18,800           719,476
                                                                                                       --------------
                                                                                                            1,449,960
                                                                                                       --------------
HOUSEHOLD DURABLES -- 0.2%
American Greetings Corp., Class A                                                            85,600         1,737,680
California Coastal Communities, Inc.(a)                                                      49,700           292,236
Garmin Ltd.                                                                                   2,100           203,700
KB Home                                                                                      15,800           341,280
Lennar Corp., Class A                                                                       105,000         1,878,450
Pulte Homes, Inc.                                                                            42,300           445,842
                                                                                                       --------------
                                                                                                            4,899,188
                                                                                                       --------------
HOUSEHOLD PRODUCTS -- 0.0%
Kimberly-Clark Corp.                                                                          7,900           547,786
Procter & Gamble Co.                                                                          7,100           521,282
                                                                                                       --------------
                                                                                                            1,069,068
                                                                                                       --------------
INDUSTRIAL CONGLOMERATES -- 0.4%
3M Co.                                                                                       29,900         2,521,168
General Electric Co.                                                                        155,800         5,775,506
                                                                                                       --------------
                                                                                                            8,296,674
                                                                                                       --------------
INSURANCE -- 0.5%
Allstate Corp. (The)                                                                         12,000           626,760
Aon Corp.                                                                                     8,500           405,365
Berkshire Hathaway, Inc., Class B(a)                                                          1,171         5,545,856
Chubb Corp.                                                                                  11,200           611,296
Loews Corp.                                                                                   5,000           251,700
MBIA, Inc.                                                                                   18,900           352,107
Mercury General Corp.                                                                        22,500         1,120,725
Principal Financial Group                                                                     4,700           323,548
Travelers Companies, Inc. (The)                                                              14,500           780,100
                                                                                                       --------------
                                                                                                           10,017,457
                                                                                                       --------------
INTERNET & CATALOG RETAIL -- 0.4%
Amazon.com, Inc.(a)                                                                          22,200         2,056,608
Blue Nile, Inc.(a)                                                                           28,200         1,919,292
Liberty Media Holding Corp., Interactive Series A (Tracking Stock)(a)(c)                     43,050           821,394
Priceline.com, Inc.(a)                                                                       30,600         3,514,716
                                                                                                       --------------
                                                                                                            8,312,010
                                                                                                       --------------
INTERNET SOFTWARE & SERVICES -- 0.0%
eBay, Inc.(a)                                                                                21,300           706,947
Google, Inc., Class A(a)                                                                        400           276,592
                                                                                                       --------------
                                                                                                              983,539
                                                                                                       --------------
IT SERVICES -- 0.2%
Automatic Data Processing, Inc.                                                              14,500           645,685
Computer Sciences Corp.(a)                                                                    1,600            79,152
DST Systems, Inc.(a)                                                                         15,900         1,312,545
Forrester Research, Inc.(a)                                                                   7,400           207,348
Gartner Group, Inc., Class A(a)                                                             117,400         2,061,544
                                                                                                       --------------
                                                                                                            4,306,274
                                                                                                       --------------
MACHINERY -- 0.1%
Caterpillar, Inc.                                                                            10,400           754,624
Cummins, Inc.                                                                                 4,800           611,376
Eaton Corp.                                                                                   2,600           252,070
Parker-Hannifin Corp.                                                                         7,300           549,763
                                                                                                       --------------
                                                                                                            2,167,833
                                                                                                       --------------
MEDIA -- 1.2%
Cablevision Systems Corp.(a)                                                                295,300         7,234,850
CBS Corp., Class A                                                                           17,300           462,775
CBS Corp., Class B                                                                          110,200         3,002,950
Clear Channel Communications, Inc.                                                           99,700         3,441,644
DIRECTV Group, Inc. (The)(a)                                                                 23,900           552,568
Discovery Holding Co., Class A(a)                                                            58,000         1,458,120
Liberty Global, Inc., Class A(a)                                                             99,767         3,909,869
Liberty Global, Inc., Class C(a)                                                             81,167         2,969,901
Liberty  Media  Holding  Corp.,  Capital Series A (Tracking Stock)(a)(c)                      8,750         1,019,287
Primedia, Inc.                                                                               69,716           592,586
Sun-Times Media Group, Inc.(a)                                                               41,415            91,113
Time Warner, Inc.                                                                            51,200           845,312
Walt Disney Co. (The)                                                                        13,600           439,008
                                                                                                       --------------
                                                                                                           26,019,983
                                                                                                       --------------
METALS AND MINING -- 0.6%
Alcoa, Inc.                                                                                 162,000         5,921,100
Freeport-McMoRan Copper & Gold, Inc.                                                         38,000         3,892,720
Nucor Corp.                                                                                  69,400         4,109,868
Southern Copper Corp.                                                                         5,000           525,650
                                                                                                       --------------
                                                                                                           14,449,338
                                                                                                       --------------
MULTILINE RETAIL -- 0.0%
Macy's, Inc.                                                                                  7,800           201,786
                                                                                                       --------------

MULTI-UTILITIES -- 0.0%
Public Service Enterprise Group, Inc.                                                         7,200           707,328
                                                                                                       --------------

OFFICE ELECTRONICS -- 0.1%
Xerox Corp.                                                                                 177,700         2,876,963
                                                                                                       --------------

OIL, GAS & CONSUMABLE FUELS -- 3.0%
Chevron Corp.                                                                                77,100         7,195,743
ConocoPhillips                                                                               55,268         4,880,164
Consol Energy, Inc.                                                                          91,100         6,515,472
Denbury Resources, Inc.(a)                                                                   93,200         2,772,700
Devon Energy Corp.                                                                           19,400         1,724,854
EOG Resources, Inc.                                                                          80,400         7,175,700
Exxon Mobil Corp.                                                                           100,360         9,402,728
Marathon Oil Corp.                                                                           53,813         3,275,059
Newfield Exploration Co.(a)                                                                  48,800         2,571,760
Noble Energy, Inc.                                                                           29,000         2,306,080
Occidental Petroleum Corp.                                                                    3,700           284,863
Patriot Coal Corp.(a)                                                                         5,290           220,805
Peabody Energy Corp.                                                                         52,800         3,254,592
Ultra Petroleum Corp.(a)                                                                     29,800         2,130,700
Valero Energy Corp.                                                                         110,700         7,752,321
XTO Energy, Inc.                                                                             93,457         4,799,952
                                                                                                       --------------
                                                                                                           66,263,493
                                                                                                       --------------
PHARMACEUTICALS -- 0.7%
Bristol-Myers Squibb Co.                                                                     42,400         1,124,448
Johnson & Johnson                                                                            11,500           767,050
Merck & Co., Inc.                                                                            59,800         3,474,978
Pfizer, Inc.                                                                                209,700         4,766,481
Schering-Plough Corp.                                                                        52,400         1,395,936
Wyeth                                                                                        94,600         4,180,374
                                                                                                       --------------
                                                                                                           15,709,267
                                                                                                       --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.5%
Alexandria Real Estate Equities, Inc.                                                        14,100         1,433,547
American Financial Realty Trust                                                             275,900         2,212,718
Apartment Investment & Management Co.                                                        31,800         1,104,414
Cogdell Spencer, Inc.                                                                        57,500           915,975
DCT Industrial Trust, Inc.                                                                  132,900         1,237,299
Digital Realty Trust, Inc.                                                                   66,970         2,569,639
Entertainment Properties Trust                                                               26,800         1,259,600
Gramercy Capital Corp.                                                                      153,300         3,726,723
iStar Financial, Inc.                                                                        48,700         1,268,635
Liberty Property Trust                                                                       34,747         1,001,061
Mack-Cali Realty Corp.                                                                       55,900         1,900,600
Maguire Properties, Inc.                                                                     55,000         1,620,850
Potlatch Corp.                                                                               46,200         2,053,128
Public Storage                                                                               12,700           932,307
Rayonier, Inc.                                                                               42,500         2,007,700
Simon Property Group, Inc.                                                                   13,900         1,207,354
SL Green Realty Corp.                                                                        21,500         2,009,390
U-Store-It Trust                                                                             86,100           788,676
Vornado Realty Trust                                                                         47,400         4,168,830
                                                                                                       --------------
                                                                                                           33,418,446
                                                                                                       --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%
CB Richard Ellis Group Inc., Class A(a)                                                      31,700           683,135
Forest City Enterprises, Inc., Class A                                                       64,600         2,870,824
                                                                                                       --------------
                                                                                                            3,553,959
                                                                                                       --------------
ROAD & RAIL -- 0.2%
Kansas City Southern(a)                                                                      74,800         2,567,884
Norfolk Southern Corp.                                                                        5,300           267,332
Union Pacific Corp.                                                                           5,200           653,224
                                                                                                       --------------
                                                                                                            3,488,440
                                                                                                       --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.1%
Applied Materials, Inc.                                                                      12,800           227,328
Broadcom Corp., Class A(a)                                                                    7,900           206,506
Intel Corp.                                                                                  14,200           378,572
LSI Corp.(a)                                                                                226,472         1,202,566
Texas Instruments, Inc.                                                                      23,400           781,560
                                                                                                       --------------
                                                                                                            2,796,532
                                                                                                       --------------
SOFTWARE -- 0.6%
Microsoft Corp.                                                                             257,000         9,149,200
Oracle Corp.(a)                                                                             142,200         3,210,876
Symantec Corp.(a)                                                                            29,300           472,902
                                                                                                       --------------
                                                                                                           12,832,978
                                                                                                       --------------
SPECIALTY RETAIL -- 0.0%
Best Buy Co., Inc.                                                                           12,900           679,185
Blockbuster, Inc., Class B(a)                                                               117,900           405,576
                                                                                                       --------------
                                                                                                            1,084,761
                                                                                                       --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.0%
Hanes Brands, Inc.(a)                                                                        19,500           529,815
Nike, Inc., Class B                                                                           8,900           571,736
                                                                                                       --------------
                                                                                                            1,101,551
                                                                                                       --------------
THRIFTS & MORTGAGE FINANCE -- 0.1%
Countrywide Financial Corp.                                                                  52,800           472,032
MGIC Investment Corp.                                                                        20,500           459,815
Washington Mutual, Inc.                                                                      83,700         1,139,157
                                                                                                       --------------
                                                                                                            2,071,004
                                                                                                       --------------
TOBACCO -- 0.1%
Altria Group, Inc.                                                                           29,800         2,252,284
Reynolds American, Inc.                                                                       3,600           237,456
                                                                                                       --------------
                                                                                                            2,489,740
                                                                                                       --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
American Tower Corp., Class A(a)                                                             44,600         1,899,960
NII Holdings, Inc., Class B(a)                                                               26,400         1,275,648
SBA Communications Corp., Class A(a)                                                         82,500         2,791,800
Sprint Nextel Corp.                                                                          35,200           462,176
                                                                                                       --------------
                                                                                                            6,429,584
                                                                                                       --------------

Total US Common Stocks
  (Cost $285,650,084)                                                                   334,979,347
                                                                                                       --------------
FOREIGN COMMON STOCKS -- 21.1%

AUSTRALIA -- 0.9%
Alumina Ltd.                                                                                550,895         3,051,905
Amcor Ltd.                                                                                  351,564         2,126,916
Australia and New Zealand Banking Group Ltd.                                                 54,288         1,301,777
Caltex Australia Ltd.                                                                        22,300           377,018
Foster's Group Ltd.                                                                         308,892         1,772,650
Iluka Resources Ltd.                                                                         29,980           120,680
National Australia Bank Ltd.                                                                 97,349         3,211,516
Santos Ltd.                                                                                  81,423         1,010,558
Telstra Corp. Ltd.                                                                          965,304         3,961,357
Tishman Speyer Office Fund - REIT                                                         1,604,400         2,279,937
                                                                                                       --------------
                                                                                                           19,214,314
                                                                                                       --------------
AUSTRIA -- 0.0%
BWIN Interactive Entertainment AG(a)                                                          1,820            69,803
Oesterreichische Post AG                                                                      3,536           123,376
                                                                                                       --------------
                                                                                                              193,179
                                                                                                       --------------
BELGIUM -- 0.1%
Fortis                                                                                       98,332         2,565,896
Fortis, Strip VVPR(a)                                                                        39,332               575
                                                                                                       --------------
                                                                                                            2,566,471
                                                                                                       --------------
BERMUDA -- 0.2%
Lazard Ltd., Class A                                                                         29,800         1,212,264
Macquarie International Infrastructure Fund Ltd.                                          2,752,700         1,880,062
XL Capital Ltd., Class A                                                                      6,900           347,139
                                                                                                       --------------
                                                                                                            3,439,465
                                                                                                       --------------
BRAZIL -- 0.8%
Cia Vale do Rio Doce - SPADR                                                                360,400        10,083,992
CPFL Energia SA                                                                              48,000           906,744
Petroleo Brasileiro SA - ADR                                                                 62,100         7,156,404
                                                                                                       --------------
                                                                                                           18,147,140
                                                                                                       --------------
CANADA -- 2.6%
AbitibiBowater, Inc.(a)                                                                      17,515           363,805
Ace Aviation Holdings, Inc., Class A(a)                                                      34,500           991,008
Aeroplane Income Fund Registered, Class D(b)(d)(h)                                           20,305           487,592
Barrick Gold Corp.                                                                           45,416         1,909,743
BCE, Inc.                                                                                    28,272         1,135,807
Bell Aliant Regional Communications Income Fund(b)(d)(h)                                      1,558            46,458
Bombardier, Inc., Class B(a)                                                                863,400         5,213,905
BPO Properties Ltd.                                                                          14,500           885,911
Brookfield Properties Corp.                                                                 126,400         2,433,200
Cameco Corp.                                                                                 97,500         3,881,475
Canadian Natural Resources Ltd.                                                              98,100         7,214,244
EnCana Corp. - NYSE Shares                                                                    3,800           258,248
EnCana Corp. - TSE Shares                                                                    91,900         6,285,273
Fraser Papers, Inc.(a)                                                                       39,400           106,988
Imperial Oil Ltd.                                                                            74,100         4,100,858
Jazz Air Income Fund(b)(d)(h)                                                                 8,875            68,881
Loblaw Companies Ltd.                                                                        21,600           743,454
MI Developments, Inc., Class A                                                               42,900         1,195,623
Nortel Networks Corp.(a)                                                                     61,590           934,818
Onex Corp.                                                                                   13,500           478,611
Petro-Canada - NYSE Shares                                                                    6,800           364,616
Petro-Canada - TSE Shares                                                                    42,942         2,316,897
Rogers  Communications,  Inc., Class B - NYSE Shares                                          5,500           248,875
Rogers  Communications,  Inc., Class B - TSE Shares                                         147,900         6,742,004
Suncor Energy, Inc.                                                                          50,084         5,476,027
Talisman Energy, Inc.                                                                       223,700         4,168,239
WesternZagros Resources Ltd.(a)                                                              64,587           157,058
                                                                                                       --------------
                                                                                                           58,209,618
                                                                                                       --------------
CHINA -- 0.1%
Tsingtao Brewery Co. Ltd.                                                                   318,000         1,063,007
                                                                                                       --------------

DENMARK -- 0.2%
Coloplast A/S, Class B                                                                        7,100           609,429
GN Store Nord A/S (GN Great Nordic)(a)                                                       86,584           676,270
Vestas Wind Systems A/S(a)                                                                   18,133         1,938,446
William Demant Holding(a)                                                                    12,500         1,146,385
                                                                                                       --------------
                                                                                                            4,370,530
                                                                                                       --------------
FINLAND -- 0.3%
Boardwalk Real Estate Investment - REIT                                                      60,000         2,708,344
Metso Oyj                                                                                    26,130         1,410,203
Sampo Oyj, Class A                                                                           47,900         1,252,755
Tietoenator Oyj                                                                              14,400           320,958
UPM-Kymmene Oyj                                                                              69,968         1,401,848
Wartsila Oyj Corp., Class B                                                                   3,080           232,918
                                                                                                       --------------
                                                                                                            7,327,026
                                                                                                       --------------
FRANCE -- 1.2%
Alcatel Lucent - SPADR                                                                      117,776           862,120
Atos Origin SA(a)                                                                             5,100           261,521
AXA SA                                                                                       26,900         1,071,059
BNP Paribas                                                                                  10,370         1,114,723
Carrefour SA                                                                                 48,876         3,789,250
Compagnie de Saint-Gobain                                                                     3,840           363,953
France Telecom SA                                                                            37,825         1,357,420
Lagardere S.C.A                                                                               2,220           165,534
Legrand SA                                                                                   13,932           473,218
Neopost SA                                                                                    6,369           653,995
Renault SA                                                                                   14,307         2,007,462
SA des Ciments Vicat                                                                          2,010           186,539
Sanofi-Aventis                                                                               10,404           950,930
SCOR SE                                                                                      22,592           573,966
Societe Generale, Class A                                                                    11,903         1,701,116
Suez SA, Strip VVPR(a)(b)                                                                    10,248               150
Thales SA                                                                                    16,100           953,282
Total SA                                                                                     60,547         5,024,771
Total SA - SPADR                                                                             67,900         5,608,540
                                                                                                       --------------
                                                                                                           27,119,549
                                                                                                       --------------
GERMANY -- 0.7%
BASF AG                                                                                      10,600         1,566,564
Bayerische Motoren Werke AG                                                                  11,500           710,137
Daimler AG Registered                                                                        14,700         1,423,876
Deutsche Post AG                                                                             16,200           553,685
Deutsche Telekom AG                                                                          92,308         2,018,902
E.ON AG                                                                                       7,300         1,549,978
Franconofurt AG                                                                              11,370           139,686
Fraport AG                                                                                   15,200         1,193,298
Fresenius Medical Care AG & Co.                                                              31,500         1,684,950
RWE AG                                                                                       26,928         3,773,401
Vivacon AG                                                                                   67,800         1,284,718
                                                                                                       --------------
                                                                                                           15,899,195
                                                                                                       --------------
HONG KONG -- 0.8%
Asia Satellite Telecommunications Holdings Ltd.                                              31,000            61,460
China Mobile Ltd.                                                                            93,500         1,620,300
First Pacific Co.                                                                         1,884,000         1,457,838
Henderson Land Development Co.                                                              200,000         1,853,895
Hong Kong & Shanghai Hotels Ltd. (The)                                                      616,892         1,080,186
Hong Kong Aircraft Engineering Co. Ltd.                                                      38,000         1,025,088
Hong Kong Electric Holdings Ltd.                                                            276,700         1,585,807
i-CABLE Communications Ltd.                                                               1,071,000           216,979
Midland Holdings Ltd.                                                                       142,000           221,258
New World Development Ltd.                                                                1,480,861         5,197,845
Next Media Ltd.                                                                             838,000           296,551
Polytec Asset Holdings Ltd.                                                                 762,800           224,969
Silver Grant International Ltd.                                                             372,000            80,678
SmarTone Telecommunications Holdings Ltd.                                                   534,000           499,656
Television Broadcasts Ltd.                                                                  226,000         1,352,219
Wheelock & Co. Ltd.                                                                         384,000         1,175,471
Wheelock Properties Ltd.                                                                     80,300            88,904
                                                                                                       --------------
                                                                                                           18,039,104
                                                                                                       --------------
INDONESIA -- 0.2%
Bank Pan Indonesia Tbk PT(a)                                                             13,748,708           985,930
Gudang Garam Tbk PT                                                                         230,000           208,184
Indofood Sukses Makmur Tbk PT                                                             2,307,000           625,731
Matahari Putra Prima Tbk PT                                                               4,034,800           294,528
Semen Gresik (Persero) Tbk PT                                                             2,350,000         1,392,711
                                                                                                       --------------
                                                                                                            3,507,084
                                                                                                       --------------
IRELAND -- 0.1%
DCC plc                                                                                       6,290           177,192
Fyffes plc                                                                                   93,400           128,409
Independent News & Media plc                                                                214,400           739,605
Paddy Power plc                                                                               5,590           185,254
Total Produce plc                                                                            98,400            84,593
                                                                                                       --------------
                                                                                                            1,315,053
                                                                                                       --------------
ISRAEL -- 0.0%
Bank Hapoalim B.M                                                                           198,280           987,243
                                                                                                       --------------

ITALY -- 0.7%
Banco Popolare Scarl(a)                                                                      22,098           485,738
Eni SpA - SPADR                                                                              58,400         4,229,912
Fiat SpA                                                                                     62,100         1,595,624
Finmeccanica SpA                                                                              6,400           202,857
Intesa Sanpaolo                                                                             396,669         3,111,067
Luxottica Group SpA - SPADR                                                                  32,900         1,036,021
Natuzzi SpA - SPADR(a)                                                                        4,400            20,680
Saipem SpA                                                                                   50,900         2,023,717
Seat Pagine Gaille                                                                          946,490           372,102
UniCredito Italiano SpA                                                                     388,733         3,234,641
                                                                                                       --------------
                                                                                                           16,312,359
                                                                                                       --------------
JAPAN -- 2.0%
Ajinomoto Co., Inc.                                                                          37,000           418,818
Alfresa Holdings Corp.                                                                        5,000           302,200
Astellas Pharma, Inc.                                                                        47,400         2,067,925
Bank of Yokohama Ltd. (The)                                                                  36,000           254,567
Bridgestone Corp.                                                                            26,500           466,729
Canon, Inc.                                                                                  42,000         1,918,993
Chiba Bank Ltd. (The)                                                                        24,000           194,446
Dai Nippon Printing Co. Ltd.                                                                 27,000           393,316
Daifuku Co. Ltd.                                                                              7,500           106,363
East Japan Railway Co.                                                                          123         1,010,033
FamilyMart Co. Ltd.                                                                          21,600           675,052
FUJIFILM Holdings Corp.                                                                      16,300           690,925
Fujitsu Frontech Ltd.                                                                         4,600            36,722
Fukuoka Financial Group, Inc.                                                                76,000           453,293
Hitachi Ltd.                                                                                 32,000           234,450
Isetan Co. Ltd.                                                                               9,400           127,134
JS Group Corp.                                                                               23,000           368,330
Kao Corp.                                                                                    38,000         1,143,432
Kawasaki Heavy Industries Ltd.                                                              137,000           403,731
KDDI Corp.                                                                                       87           645,998
Kinden Corp.                                                                                 23,000           180,421
Kirin Holdings Co. Ltd.                                                                      45,000           659,485
Marui Group Co. Ltd.                                                                         35,300           349,037
Matsushita Electric Works Ltd.                                                               58,114           644,319
Millea Holdings, Inc.                                                                        54,100         1,828,511
Mitsubishi Corp.                                                                             31,400           855,307
Mitsubishi Tanabe Pharma Corp.                                                               31,000           292,066
Mitsubishi UFJ Financial Group, Inc.                                                         81,400           757,656
Mizuho Financial Group, Inc.                                                                     38           180,274
Namco Bandai Holdings, Inc.                                                                  33,050           523,414
NEC Corp.                                                                                    73,000           337,239
Nintendo Co. Ltd.                                                                             1,600           971,436
Nippon Meat Packers, Inc.                                                                    33,000           332,340
Nippon Oil Corp.                                                                             49,000           399,190
Nippon Suisan Kaisha Ltd.                                                                    60,000           301,215
Nisshinbo Industries, Inc.                                                                    2,000            24,419
Nitto Denko Corp.                                                                            45,100         2,381,153
Noritake Co. Ltd.                                                                            10,000            39,659
NTT Corp.                                                                                       643         3,182,180
NTT Data Corp.                                                                                   31           138,123
NTT DoCoMo, Inc.                                                                                213           352,914
Obayashi Corp.                                                                               22,000           110,855
OMRON Corp.                                                                                   5,900           139,650
Onward Holdings Co. Ltd.                                                                     26,000           265,658
Ricoh Co. Ltd.                                                                               20,000           367,840
Rohm Co. Ltd.                                                                                 3,200           278,523
Ryosan Co. Ltd.                                                                               3,000            73,623
Sankyo Co. Ltd.                                                                                 700            32,453
Secom Co. Ltd.                                                                               15,000           821,203
Sekisui House Ltd.                                                                           41,000           444,093
Seven & I Holdings Co. Ltd.                                                                  58,380         1,697,717
Shimizu Corp.                                                                                44,000           191,530
Shiseido Co. Ltd.                                                                            15,000           355,378
Sompo Japan Insurance, Inc.                                                                  37,000           333,318
Sony Corp.                                                                                   14,200           770,607
Sumitomo Electric Industries Ltd.                                                            28,700           457,165
Sumitomo Forestry Co. Ltd.                                                                   38,000           277,563
Sumitomo Metal Mining Co. Ltd.                                                                8,000           136,996
Sumitomo Mitsui Financial Group, Inc.                                                           104           773,877
Sumitomo Trust & Banking Co. Ltd.                                                            38,000           253,006
Taiyo Nippon Sanso Corp.                                                                     52,000           485,866
Takeda Pharmaceutical Co. Ltd.                                                               40,400         2,361,676
TDK Corp.                                                                                     6,700           496,908
Tokyo Electric Power Co., Inc. (The)                                                         11,100           287,532
Tokyo Electron Ltd.                                                                           5,500           335,961
Tokyo Gas Co. Ltd.                                                                          189,000           882,416
Tokyo Ohka Kogyo Co. Ltd.                                                                     9,000           200,709
Toppan Forms Co. Ltd.                                                                        21,200           201,692
Toyo Seikan Kaisha Ltd.                                                                      14,000           247,861
Toyota Motor Corp.                                                                           13,600           732,022
West Japan Railway Co.                                                                          600         2,958,098
Yamatake Corp.                                                                               10,000           273,477
Yamato Holdings Co. Ltd.                                                                     35,000           505,230
                                                                                                       --------------
                                                                                                           44,393,318
                                                                                                       --------------
LUXEMBOURG -- 0.3%
ArcelorMittal - LSE Shares                                                                   30,486         2,344,097
ArcelorMittal - NYSE Shares                                                                  49,339         3,816,372
ProLogis European Properties                                                                 42,700           619,428
                                                                                                       --------------
                                                                                                            6,779,897
                                                                                                       --------------
MALAYSIA -- 0.3%
AMMB Holdings Berhad                                                                        507,375           580,793
British American Tobacco Malaysia Berhad                                                     36,800           458,360
Bumiputra-Commerce Holdings Berhad                                                          635,169         2,092,732
Carlsberg Brewery Malaysia Berhad                                                           138,000           176,777
Malaysian Airline System Berhad(a)                                                          160,000           234,876
Multi-Purpose Holdings Berhad                                                               307,700           215,705
Resorts World Berhad                                                                      1,721,000         2,010,808
Sime Darby Berhad(a)                                                                        519,306         1,868,685
                                                                                                       --------------
                                                                                                            7,638,736
                                                                                                       --------------
MEXICO -- 0.0%
America Movil SA de CV, Series L - ADR                                                        3,700           227,143
Telefonos de Mexico SA de CV, Series L - SPADR                                                2,600            95,784
                                                                                                       --------------
                                                                                                              322,927
                                                                                                       --------------
NETHERLANDS -- 1.0%
Heineken NV                                                                                  20,475         1,318,689
ING Groep NV - CVA                                                                           88,568         3,457,035
Koninklijke (Royal) KPN NV                                                                   58,600         1,059,805
Koninklijke (Royal) Philips Electronics NV                                                   27,300         1,183,123
Koninklijke Boskalis Westminster NV - CVA                                                    22,893         1,390,720
Koninklijke Vopak NV                                                                         15,000           848,468
Reed Elsevier NV                                                                             98,668         1,957,403
Royal Dutch Shell plc, Class A                                                              128,521         5,402,233
Royal Dutch Shell plc, Class A - ADR                                                         26,800         2,256,560
Royal Dutch Shell plc, Class B                                                               28,522         1,192,890
Vedior NV                                                                                    10,100           252,137
Wolters Kluwer NV                                                                            22,110           722,367
                                                                                                       --------------
                                                                                                           21,041,430
                                                                                                       --------------
NEW ZEALAND -- 0.1%
Telecom Corp. of New Zealand Ltd.                                                           554,637         1,850,884
                                                                                                       --------------

NORWAY -- 0.1%
DNB NOR ASA                                                                                  43,000           652,139
StatoilHydro ASA                                                                             22,100           683,314
                                                                                                       --------------
                                                                                                            1,335,453
                                                                                                       --------------
PHILIPPINES (THE) -- 0.5%
ABS-CBN Broadcasting Corp.                                                                1,576,200         1,260,513
Ayala Corp.                                                                                 350,971         4,746,594
Banco de Oro-EPCI, Inc.                                                                     131,400           190,677
Benpres Holdings Corp.(a)                                                                 3,127,000           342,341
DMCI Holdings, Inc.                                                                       1,010,000           232,744
Globe Telecom, Inc.                                                                          87,900         3,339,606
Jollibee Foods Corp.                                                                        531,600           665,047
                                                                                                       --------------
                                                                                                           10,777,522
                                                                                                       --------------
RUSSIA -- 0.6%
LUKOIL - SPADR                                                                               64,300         5,433,350
Oao Gazprom - SPADR                                                                          96,450         5,431,276
Oao Rosneft Oil Co. - GDR                                                                   203,523         1,965,052
                                                                                                       --------------
                                                                                                           12,829,678
                                                                                                       --------------
SINGAPORE -- 1.0%
Allco  Commercial Real Estate Investment Trust - REIT                                     3,935,000         2,434,467
Allgreen Properties Ltd.                                                                     97,000            98,907
CapitaCommerical Trust - REIT                                                               542,700           922,406
CapitaMall Trust - REIT                                                                     703,800         1,673,593
Great Eastern Holdings Ltd.                                                                 139,000         1,601,393
GuocoLeisure Ltd.(a)                                                                        833,000           569,559
Jardine Matheson Holdings Ltd.                                                              202,200         5,600,940
Jardine Strategic Holdings Ltd.                                                             259,500         4,074,150
Keppel Land Ltd.                                                                            184,300           927,392
Mandarin Oriental International Ltd.                                                        154,000           363,440
Oversea-Chinese Banking Corp.                                                               411,800         2,376,309
STATS ChipPAC Ltd.(a)                                                                     1,396,000         1,550,726
United Industrial Corp. Ltd.                                                                 75,000           142,843
Yellow Pages Singapore Ltd.                                                                  97,000            68,365
                                                                                                       --------------
                                                                                                           22,404,490
                                                                                                       --------------
SOUTH AFRICA -- 0.7%
Anglo Platinum Ltd.                                                                          33,754         4,978,015
AngloGold Ashanti Ltd.                                                                        2,941           126,965
AngloGold Ashanti Ltd. - SPADR                                                               67,200         2,876,832
City Lodge Hotels Ltd.                                                                       12,529           150,040
Discovery Holdings Ltd.                                                                      12,215            48,976
FirstRand Ltd.                                                                              217,617           633,348
Gold Fields Ltd.                                                                            130,281         1,894,925
Hosken Consolidated Investments Ltd.                                                         33,000           381,200
JD Group Ltd.                                                                                13,740           102,400
Mondi Ltd. - JSE Shares                                                                       2,462            23,198
Mondi Ltd. - LSE Shares                                                                       2,994            28,642
Nedbank Group Ltd.                                                                           44,599           886,922
New Clicks Holdings Ltd.                                                                     59,500           127,096
Pretoria Portland Cement Co. Ltd.(e)                                                        141,308           902,510
RMB Holdings Ltd.                                                                           236,100         1,027,176
Sun International Ltd.                                                                       72,438         1,546,883
                                                                                                       --------------
                                                                                                           15,735,128
                                                                                                       --------------
SOUTH KOREA -- 0.0%
Hyundai Motor Co.                                                                               430            32,773
Kookmin Bank                                                                                    730            53,656
Korea Electric Power Corp.(a)                                                                   460            19,438
POSCO                                                                                           100            60,523
Samsung Electronics Co. Ltd.                                                                     80            47,021
                                                                                                       --------------
                                                                                                              213,411
                                                                                                       --------------
SPAIN -- 0.8%
Acciona SA                                                                                    7,400         2,325,895
Acerinox SA                                                                                  50,960         1,245,163
Banco Popular Espanol SA                                                                     57,550           971,071
Banco Santander SA                                                                          180,738         3,904,703
Iberdrola SA                                                                                144,216         2,183,154
Prosegur, Compania de Seguridad SA                                                            7,200           255,787
Sogecable SA(a)                                                                               7,570           301,612
Telefonica SA                                                                               217,718         7,036,037
Viscofan SA                                                                                  11,200           234,873
                                                                                                       --------------
                                                                                                           18,458,295
                                                                                                       --------------
SWEDEN -- 0.2%
Assa Abloy AB                                                                                44,300           881,347
Ericsson, Class B                                                                           362,000           846,340
Hoganas AB, Class B                                                                          12,050           253,353
Modern Times Group MTG AB, Class B                                                            3,450           240,769
Svenska Cellulosa AB (SCA), Class B                                                          47,000           826,533
Svenska Handelsbanken, Class A                                                               35,800         1,135,532
TeliaSonera AB                                                                               15,500           144,152
                                                                                                       --------------
                                                                                                            4,328,026
                                                                                                       --------------
SWITZERLAND -- 0.5%
Adecco SA                                                                                    12,000           643,477
Compagnie Financiere Richemonte AG (UNIT)                                                    22,200         1,514,582
Geberit AG                                                                                    5,950           811,188
Logitech International SA(a)                                                                 23,008           835,377
Novartis AG                                                                                  95,472         5,201,146
PubliGroupe SA                                                                                  700           226,323
Roche Holding AG                                                                              5,120           881,927
Sonova Holding AG Registered                                                                  1,760           196,874
                                                                                                       --------------
                                                                                                           10,310,894
                                                                                                       --------------
TAIWAN -- 0.2%
Asustek Computer, Inc. - GDR                                                                225,078           694,053
Chunghwa Telecom Co. Ltd. - ADR                                                              63,800         1,346,818
Taiwan Semiconductor Manufacturing Co. Ltd.                                                 418,299           795,551
Taiwan Semiconductor Manufacturing Co. Ltd. - SPADR                                         146,336         1,457,507
                                                                                                       --------------
                                                                                                            4,293,929
                                                                                                       --------------
THAILAND -- 0.3%
Advanced Info Service PCL                                                                   548,000         1,578,032
GMM Grammy PCL - NVDR                                                                       474,000           138,647
Kasikornbank PCL                                                                            340,000           874,301
Land and Houses Public Co. Ltd.                                                           1,165,000           311,276
Matichon PCL                                                                                 76,000            18,162
MBK PCL                                                                                     108,000           224,432
Siam Cement PCL                                                                             134,700           930,857
Siam Cement PCL - NVDR                                                                      368,200         2,521,466
Thanachart Capital PCL                                                                      504,800           218,794
                                                                                                       --------------
                                                                                                            6,815,967
                                                                                                       --------------
UNITED KINGDOM -- 3.6%
AMEC plc                                                                                     21,910           363,435
Anglo American plc - JSE Shares                                                              22,163         1,342,443
Anglo American plc - LSE Shares                                                              29,766         1,803,935
Arriva plc                                                                                   77,200         1,210,044
Aviva plc                                                                                    89,176         1,184,451
BAE Systems plc                                                                             178,520         1,748,361
Barclays plc                                                                                 94,100           953,190
BG Group plc                                                                                 61,047         1,405,510
BP plc                                                                                      460,523         5,632,003
BP plc - SPADR                                                                               76,600         5,604,822
BT Group plc                                                                                 63,840           344,494
Bunzl plc                                                                                    26,289           368,566
Cable & Wireless plc                                                                        366,400         1,351,993
Capita Group plc                                                                            100,451         1,404,633
Carnival plc                                                                                 15,600           684,811
Compass Group plc                                                                           112,300           684,723
Daily Mail & General Trust NV, Class A                                                        8,720            85,424
Devro plc                                                                                    75,400           138,290
Diageo plc                                                                                   58,900         1,260,781
Enodis plc                                                                                  192,696           608,821
Enterprise Inns plc                                                                          51,200           493,207
Eurocastle Investment Ltd.                                                                   56,000         1,363,790
GKN plc                                                                                     229,200         1,276,699
GlaxoSmithKline plc                                                                         286,741         7,276,576
Hays plc                                                                                    127,040           290,400
HBOS plc                                                                                    232,643         3,373,485
HMV Group plc                                                                                23,700            56,003
Homeserve plc                                                                                 6,510           214,297
ICAP plc                                                                                    101,300         1,458,005
Informa plc                                                                                  89,600           819,575
International Personal Finance                                                               77,400           293,775
Intertek Group plc                                                                           51,693         1,013,489
Invensys plc(a)                                                                             135,176           602,747
ITV plc                                                                                     219,300           370,718
Ladbrokes plc                                                                                36,511           233,182
Lloyds TSB Group plc                                                                        350,369         3,266,966
Mondi plc - JSE Shares                                                                        7,555            63,381
Mondi plc - LSE Shares                                                                        6,089            52,706
Northgate plc                                                                                 7,370           112,050
Provident Financial plc                                                                      30,486           501,559
Reckitt Benckiser Group plc                                                                  25,100         1,449,999
Reed Elsevier plc                                                                            84,800         1,140,969
Rexam plc                                                                                    63,100           522,083
Rio Tinto plc                                                                                25,600         2,682,051
Rolls-Royce Group plc(a)                                                                     22,250           240,494
Rolls-Royce Group plc, Class B(a)                                                           898,900             1,789
Royal & Sun Alliance Insurance Group plc                                                     69,500           203,660
Sage Group plc                                                                              226,200         1,030,129
Smiths Group plc                                                                             18,200           364,837
Sportingbet plc(a)                                                                           84,200            87,520
Stagecoach Group plc                                                                        155,700           872,916
Tesco plc                                                                                   135,700         1,281,373
Thomas Cook Group plc(a)                                                                    156,333           871,455
Tui Travel plc(a)                                                                           132,331           767,063
Unilever plc                                                                                125,654         4,712,260
Vedanta Resources plc                                                                       128,327         5,166,602
Vodafone Group plc                                                                          209,337           780,202
WPP Group plc                                                                                43,700           559,478
Xstrata plc                                                                                  87,514         6,162,417
                                                                                                       --------------
                                                                                                           80,210,637
                                                                                                       --------------
Total Foreign Common Stocks
  (Cost $328,078,437)                                                                                     467,450,959
                                                                                                       --------------
Total Common Stocks
  (Cost $613,728,521)                                                                                     802,430,306
                                                                                                       --------------

                                                                   INTEREST    MATURITY     PRINCIPAL
                                                                     RATE        DATE         AMOUNT         VALUE
ASSET-BACKED SECURITIES -- 1.4% Ace Securities Corp.,
  Ser. 2005-HE7, Class A2D (FRN)                                  5.195%    11/25/35       $400,000          $381,608
Ameriquest Mortgage
  Securities, Inc., Ser. 2005-R1, Class A3B (FRN)                 5.075%    03/25/35        239,254           239,213
Bank of America Credit
  Card Trust, Ser. 2006-
  A12, Class A12 (FRN)                                            5.048%    03/15/14        200,000           197,933
Bank of America Credit
  Card Trust, Ser. 2007-
  A6, Class A6 (FRN)                                              5.088%    09/15/16      2,000,000         1,962,172
Bear Stearns Asset
  Backed Securities
  Trust, Ser. 2005-HE10,
  Class A2 (FRN)                                                  5.155%    11/25/35      1,049,402         1,036,668
Bear Stearns Asset
  Backed Securities
  Trust, Ser. 2006-HE1,
  Class 1A2 (FRN)                                                 5.085%    12/25/35      1,175,000         1,135,620
Bear Stearns Asset
  Backed Securities
  Trust, Ser. 2006-HE7,
  Class 2A2 (FRN)                                                 5.025%    08/25/36        700,000           649,537
BNC Mortgage Loan Trust,
  Ser. 2006-1, Class M1
  (FRN)(b)                                                        5.125%    10/25/36        500,000           281,313
Carrington Mortgage Loan
  Trust, Ser. 2005-NC5,
  Class A2 (FRN)                                                  5.103%    10/25/35      1,101,803         1,063,286
Chase Issuance Trust,
  Ser. 2006-A8, Class A8
  (FRN)                                                           5.088%    02/16/16      1,900,000         1,866,665
Countrywide Asset-Backed
  Certificates, Ser
  2004-1, Class 3A (FRN)                                          5.145%    04/25/34        293,688           269,108
Credit-Based Asset
  Servicing and
  Securitization, Ser
  2005-CB2, Class M1
  (FRN)                                                           5.305%    04/25/36         80,787            67,901
FBR Securitization
  Trust, Ser. 2005-2,
  Class AV31 (FRN)                                                5.135%    09/25/35        858,235           842,734
First Franklin Mortgage
  Loan Asset Backed
  Certificates, Ser
  2003-FF5, Class M2
  (FRN)                                                           7.115%    03/25/34        199,598           164,275
First Franklin Mortgage
  Loan Asset Backed
  Certificates, Ser
  2005-FF10, Class A4
  (FRN)                                                           5.185%    11/25/35        600,000           563,444
First Franklin Mortgage
  Loan Asset Backed
  Certificates, Ser
  2005-FFH2, Class A2
  (FRN)(b)                                                        5.115%    04/25/35         70,275            70,221
Home Equity Asset Trust,
  Ser. 2006-5, Class 2A3
  (FRN)                                                           5.015%    10/25/36        150,000           137,889
Indymac Residential
  Asset Backed Trust,
  Ser. 2005-D, Class
  AII3 (FRN)                                                      5.115%    03/25/36      1,500,000         1,455,637
Indymac Residential
  Asset Backed Trust,
  Ser. 2007-B, Class 2A3
  (FRN)                                                           5.065%    07/25/37        907,000           777,580
JP Morgan Mortgage
  Acquisition Corp.,
  Ser. 2005-FLD1, Class
  A2 (FRN)                                                        5.125%    07/25/35        166,545           162,947
JP Morgan Mortgage
  Acquisition Corp.,
  Ser. 2006-NC1, Class
  A5 (FRN)                                                        5.135%    04/25/36        400,000           363,054
Lehman Mortgage Trust,
  Ser. 2006-4, Class 4A1                                          6.000%    08/25/21        419,590           420,771
Long Beach Mortgage Loan
  Trust, Ser. 2005-WL2,
  Class M1 (FRN)                                                  5.335%    08/25/35        400,000           338,170
Long Beach Mortgage Loan
  Trust, Ser. 2006-2,
  Class 2A3 (FRN)                                                 5.055%    03/25/36      3,000,000         2,258,081
Long Beach Mortgage Loan
  Trust, Ser. 2006-4,
  Class 2A3 (FRN)                                                 5.025%    05/25/36      1,050,000           975,792
Master Asset Backed
  Securities Trust, Ser
  2004-HE1, Class A1
  (FRN)                                                           5.265%    09/25/34        414,138           402,865
Morgan Stanley ABS
  Capital I, Ser. 2002-
  HE3, Class A2 (FRN)                                             5.945%    12/27/32        303,687           296,482
Morgan Stanley ABS
  Capital I, Ser. 2005-
  HE6, Class A2C (FRN)                                            5.185%    11/25/35        900,000           869,436
New Century Home Equity
  Loan Trust, Ser
  2003-2, Class M2 (FRN)                                          7.865%    01/25/33        500,000           419,884
Nomura Asset Securities
  Corp., Ser. 1998-D6,
  Class A3 (FRN)                                                  7.399%    03/15/30      4,000,000         4,460,052
Nomura Home Equity Loan,
  Inc., Ser. 2005-FM1,
  Class 2A3 (FRN)                                                 5.245%    05/25/35      1,173,274         1,165,710
Ownit Mortgage Loan
  Asset-Backed
  Certificates, Ser
  2006-1, Class AF1
  (STEP)                                                          5.424%    12/25/36      1,233,383         1,214,438
Residential Asset
  Mortgage Products,
  Inc., Ser. 2006-RS2,
  Class A2 (FRN)                                                  5.065%    03/25/36      1,150,000         1,126,680
Residential Asset
  Securities Corp., Ser
  2004-KS9, Class AII4
  (FRN)                                                           5.165%    10/25/34        238,076           232,839
Residential Asset
  Securities Corp., Ser
  2006-EMX8, Class 1A3
  (FRN)                                                           5.035%    10/25/36        700,000           615,102
SACO I Trust, Ser. 2005-
  WM3, Class A1 (FRN)                                             5.125%    09/25/35         75,284            64,429
Securitized Asset Backed
  Receivables LLC Trust,
  Ser. 2005-HE1, Class
  A3C (FRN)                                                       5.195%    10/25/35        210,000           206,003
Soundview Home Equity
  Loan Trust, Ser. 2005-
  OPT4, Class 2A3 (FRN)                                           5.125%    12/25/35        200,000           191,819
Washington Mutual Asset-
  Backed Certificates,
  Ser. 2006-HE2, Class
  A3 (FRN)                                                        5.015%    05/25/36        400,000           375,195
Wells Fargo Home Equity
  Trust, Ser. 2005-3,
  Class AI1A (FRN)                                                5.135%    11/25/35      1,339,088         1,256,010
                                                                                                       --------------
Total Asset-Backed Securities
  (Cost $31,463,790)                                                                                       30,578,563
                                                                                                       --------------

MORTGAGE-BACKED SECURITIES - PRIVATE ISSUERS -- 1.2%
American Home Mortgage
  Investment Trust, Ser
  2004-1, Class 4A (FRN)                                          3.280%    04/25/44        108,970           107,259
American Home Mortgage
  Investment Trust, Ser
  2004-4, Class 4A (FRN)                                          4.390%    02/25/45        461,902           443,015
American Home Mortgage
  Investment Trust, Ser
  2005-1, Class 6A (FRN)                                          5.294%    06/25/45        563,049           561,747
American Home Mortgage
  Investment Trust, Ser
  2005-2, Class 5A2
  (FRN)                                                           5.015%    09/25/35        125,566           125,451
Bank of America
  Commercial Mortgage,
  Inc., Ser. 2006-2,
  Class A1                                                        5.611%    05/10/45      3,896,825         3,938,371
Bank of America Funding
  Corp., Ser. 2004-B,
  Class 1A2 (VRN)                                                 6.844%    12/20/34        250,337           255,126
Bear Stearns Commercial
  Mortgage Securities,
  Inc., Ser. 2002-TOP6,
  Class A2                                                        6.460%    10/15/36      2,000,000         2,115,261
Citigroup Mortgage Loan
  Trust, Inc., Ser
  2007-AR5, Class 1A2A
  (FRN)                                                           5.612%    04/25/37        665,513           648,334
Downey Savings & Loan
  Association Mortgage
  Loan Trust, Ser. 2004-
  AR3, Class B2 (FRN)                                             6.065%    07/19/44        147,603           116,099
Harborview Mortgage Loan
  Trust, Ser. 2004-7,
  Class 2A2 (VRN)                                                 6.817%    11/19/34        143,700           143,929
Harborview Mortgage Loan
  Trust, Ser. 2004-8,
  Class 2A3 (FRN)                                                 5.375%    11/19/34        194,713           189,276
Harborview Mortgage Loan
  Trust, Ser. 2005-9,
  Class 2A1A (FRN)                                                5.289%    06/20/35        142,387           137,001
Impac CMB Trust, Ser
  2004-9, Class M4
  (FRN)(b)                                                        6.440%    01/25/35        123,076            99,942
JP Morgan Chase
  Commercial Mortgage
  Securities Corp., Ser
  2004-CB8, Class A3                                              4.007%    01/12/39      5,000,000         4,871,160
JP Morgan Chase
  Commercial Mortgage
  Securities Corp., Ser
  2005-LDP2, Class A4                                             4.738%    07/15/42      1,480,000         1,417,858
LB-UBS Commercial
  Mortgage Trust, Ser
  2000-C5, Class A2                                               6.510%    12/15/26      5,000,000         5,226,893
LB-UBS Commercial
  Mortgage Trust, Ser
  2003-C3, Class A4                                               4.166%    05/15/32        500,000           482,494
MLCC Mortgage Investors,
  Inc., Ser. 2004-D,
  Class A2 (FRN)                                                  5.455%    08/25/29        217,505           203,671
Structured Adjustable
  Rate Mortgage Loan
  Trust, Ser. 2005-19XS,
  Class 1A1 (FRN)                                                 5.185%    10/25/35        618,725           585,883
Structured Adjustable
  Rate Mortgage Loan
  Trust, Ser. 2007-7,
  Class 2AS2                                                      5.734%    08/25/15        576,192           571,767
Structured Asset
  Securities Corp., Ser
  2005-RF1, Class A
  (FRN)(b)                                                        5.215%    03/25/35        523,130           503,518
Structured Asset
  Securities Corp., Ser
  2005-RF3, Class A1
  (FRN)(b)                                                        5.215%    06/25/35      1,036,233         1,007,277
Structured Asset
  Securities Corp., Ser
  2006-NC1, Class A4
  (FRN)                                                           5.015%    05/25/36        200,000           184,953
Structured Asset
  Securities Corp., Ser
  2007-BC1, Class A4
  (FRN)                                                           4.995%    02/25/37        750,000           660,167
Structured Asset
  Securities Corp., Ser
  2007-EQ1, Class A2
  (FRN)                                                           4.955%    03/25/37        771,268           745,780
Structured Asset
  Securities Corp., Ser
  2007-OSI, Class A4
  (FRN)                                                           5.065%    06/25/37      1,000,000           856,571
Washington Mutual, Inc.,
  Ser. 2005-AR1, Class
  A3 (FRN)                                                        5.225%    01/25/45        367,904           323,092
                                                                                                       --------------
Total Mortgage-Backed
  Securities - Private Issuers
  (Cost $26,525,751)                                                                                       26,521,895
                                                                                                       --------------

MORTGAGE-BACKED SECURITIES -
US GOVERNMENT AGENCY OBLIGATIONS -- 0.5%
FHLMC Pool #781697 (FRN)                                          4.773%    07/01/34        379,711           383,246
FHLMC Strip, Ser
  2004-227,
  Class IO(g)                                                     5.000%    12/01/34        508,088           126,130
FHLMC Strip, Ser
  2005-232,
  Class IO(g)                                                     5.000%    08/01/35        239,938            58,732
FHLMC Strip, Ser
  2005-233,
  Class 5(g)                                                      4.500%    09/15/35         85,563            23,830
FHLMC Structured Pass
  Through Securities,
  Ser. 2003-T57,
  Class 1A3                                                       7.500%    07/25/43        555,615           578,117
FHLMC, Ser. 2004-2882,
  Class HI(g)                                                     5.000%    05/15/18         55,872             5,814
FHLMC, Ser. 2005-2934,
  Class HI(g)                                                     5.000%    02/15/20        127,676            22,361
FHLMC, Ser. 2005-2934,
  Class KI(g)                                                     5.000%    02/15/20         63,682            10,708
FHLMC, Ser. 2005-2967,
  Class JI(g)                                                     5.000%    04/15/20         68,166            11,509
FNMA Pool #831360                                                 5.500%    03/01/21        571,256           578,733
FNMA Pool #865792                                                 5.500%    03/01/21        600,382           608,240
FNMA Pool #914758                                                 5.000%    04/01/22        972,187           973,255
FNMA Pool #938469                                                 5.000%    07/01/22        976,146           977,219
FNMA Strip, Ser
  2005-357, Class 2(g)                                            5.000%    03/01/35        223,334            54,430
FNMA Strip, Ser
  2005-360, Class 2(g)                                            5.000%    08/01/35      1,445,829           353,912
FNMA Strip, Ser
  2005-365, Class 4(g)                                            5.000%    12/01/35         84,071            19,509
FNMA TBA                                                          5.500%    01/01/23      2,300,000         2,329,468
FNMA TBA                                                          6.500%    01/01/38      2,000,000         2,055,624
FNMA Whole Loan, Ser
  2002-W8,
  Class A3                                                        7.500%    06/25/42        587,591           627,623
FNMA, Ser. 2006-10,
  Class FD (FRN)                                                  5.215%    03/25/36        217,629           216,117
GNMA, Ser. 2001-65,
  Class PG                                                        6.000%    07/20/28         35,085            35,053
                                                                                                       --------------
Total Mortgage-Backed Securities -
  US Government Agency Obligations
  (Cost $9,916,732)                                                                                        10,049,630
                                                                                                       --------------

COMMODITY INDEX-LINKED NOTES -- 0.6%
AIG-FP Private Funding
  (Cayman) Ltd.(d)(h)                                             5.205%    01/31/08      6,000,000         8,083,676
AIG-FP Private Funding
  (Cayman) Ltd.(d)(h)                                             5.206%    07/03/08      5,000,000         6,077,183
                                                                                                       --------------
Total Commodity Index-Linked Notes
(Cost $11,000,000)                                                                                         14,160,859
                                                                                                       --------------

US TREASURY SECURITIES -- 15.0%
US Treasury Note                                                  4.875%    08/15/16     20,000,000        21,296,880
US Treasury Inflation-Indexed Note                                2.375%    01/15/17     84,951,180        89,643,373
US Treasury Inflation-Indexed Note(i)(j)                          2.625%    07/15/17    120,964,608       130,518,877
US Treasury Note                                                  4.750%    08/15/17     11,000,000        11,617,892
US Treasury Bond                                                  8.875%    08/15/17     20,000,000        27,518,760
US Treasury Note(i)                                               4.250%    11/15/17     51,745,000        52,646,501
                                                                                                       --------------
Total US Treasury Securities
  (Cost $318,115,776)                                                                                     333,242,283
                                                                                                       --------------

                                                                                           NUMBER
                                                                                          OF SHARES        VALUE

COMMINGLED INVESTMENT VEHICLES -- 21.1%

EXCHANGE-TRADED FUNDS -- 2.7%
iShares MSCI EAFE Index Fund                                                                302,800        23,784,940
iShares MSCI Emerging Markets Index Fund                                                     40,000         6,012,000
Vanguard Total Stock Market                                                                 200,000        28,976,000
                                                                                                       --------------
                                                                                                           58,772,940
                                                                                                       --------------

PRIVATE INVESTMENT FUNDS -- 18.4%(k)
Canyon Value Realization Fund, LP(a)(b)(d)(h)                                                              43,705,431
Convexity Capital Offshore, LP(a)(b)(d)(h)                                                                 56,601,478
Farallon Capital Institutional Partners, LP(a)(b)(d)(h)                                                    43,408,696
Freeman Fair Value Fund I, LP(a)(d)(h)                                                                     53,205,379
Joho Partners, LP(a)(b)(d)(h)                                                                              19,176,247
Lansdowne U  Equity Fund Ltd.(a)(b)(d)(h)                                                   110,811        34,299,010
Lone Cascade, LP(a)(b)(d)(h)                                                                               10,513,961
Lone Picea, LP, Class B(a)(b)(d)(h)                                                                         2,441,312
Lone Picea, LP, Class D(a)(b)(d)(h)                                                                         4,013,830
Lone Redwood, LP(a)(b)(d)(h)                                                                               18,490,975
Maverick Fund USA Ltd., Class C(a)(b)(d)(h) 31,431,012
Nomad Investment Co. Ltd. (The)(a)(b)(d)(h)                                                   5,894        17,012,224
OZ Domestic Partners, LP(a)(b)(d)(h)                                                                       16,271,600
Regiment Capital Ltd.(a)(b)(d)(h)                                                            45,152         8,565,376
Tosca(a)(b)(d)(h)                                                                           153,727        21,936,425
Tosca Asia(a)(b)(d)(h)                                                                      230,590        28,211,900
                                                                                                       --------------
                                                                                                          409,284,856
                                                                                                       --------------
Total Commingled Investment Vehicles
  (Cost $320,447,432)                                                                                     468,057,796
                                                                                                       --------------

PREFERRED STOCKS -- 0.1%
Anglo Platinum Ltd., 6.38% (South Africa)                                                     5,456           279,412
Cia Vale do Rio Doce, 1.46% (Brazil)                                                         52,336         1,467,039
Hyundai Motor Co. Ltd., 3.98% (South Korea)                                                  26,490           965,016
Malaysian Airline System Berhad, 30.0% (Malaysia)(a)                                         40,000            12,701

                                                                                                       --------------
Total Preferred Stocks
  (Cost $1,539,600)                                                                                         2,724,168
                                                                                                       --------------
                                                                                          NUMBER OF
                                                                                          CONTRACTS

PURCHASED OPTIONS -- 0.3%
iShares DJ US Real Estate Put, Strike 60, Expiring 6/21/08(a)(h)                            305,115         1,168,590
S&P 500 Index Put, Strike 1400, Expiring 3/22/08(a)                                             400         1,420,000
S&P 500 Index Put, Strike 1450, Expiring 3/22/08(a)                                             900         4,680,000
                                                                                                       --------------
Total Purchased Options
  (Cost $10,727,498)                                                                                        7,268,590
                                                                                                       --------------

RIGHTS -- 0.0%
Fraser Papers, Inc., Expiring 12/31/15 (Canada)(a)                                           39,400               200
                                                                                                       --------------
Total Rights
  (Cost $0)                                                                                                       200
                                                                                                       --------------

WARRANTS -- 0.0%
Bank Pan Indonesia Tbk-Warrants, Expiring 07/10/09 (Indonesia)(a)                         1,823,341            58,238
Matahari Putra Prima Tbk-Warrants, Expiring 07/12/10 (Indonesia)(a)                         530,600             3,672
Multi-Purpose Holdings Berhad Warrants, Expiring 02/26/09 (Malaysia)(a)                      18,100             7,772
WesternZagros Resources Ltd.-Warrants, Expiring 1/18/08 (Canada)(a)                           6,458               982
                                                                                                       --------------
Total Warrants
  (Cost $30,209)                                                                                               70,664
                                                                                                       --------------

                                                                   INTEREST    MATURITY     PRINCIPAL
                                                                     RATE        DATE         AMOUNT         VALUE

SHORT-TERM INVESTMENTS -- 26.4%

REPURCHASE AGREEMENTS -- 10.6%
State Street Bank & Trust Co. Repurchase Agreement issued on
  12/31/07, (proceeds at maturity $234,203,714)
  (Collateralized by a $182,340,000 US Treasury Inflation
  Index Note, 3.50%, due 01/15/11 with a market value,
  including accrued interest, of $238,865,400)
  (Cost $234,177,044)                                             2.050%    01/02/08   $234,177,044       234,177,044
                                                                                                       --------------

                                                                               MATURITY     PRINCIPAL
                                                                                 DATE         AMOUNT         VALUE
US GOVERNMENT AGENCY OBLIGATIONS -- 0.0%
FHLMC Discount Note (f)(j)                                                  02/25/08        $25,000           $24,840
FNMA Discount Note (f)(j)                                                   03/12/08         25,000            24,791
FNMA Discount Note (f)(j)                                                   03/28/08         75,000            74,264
                                                                                                       --------------
Total US Government Obligations
  (Cost $123,835)                                                                                             123,895
                                                                                                       --------------

US TREASURY SECURITIES -- 15.8%
US Treasury Bill(f)                                                         02/14/08     52,000,000        51,819,560
US Treasury Bill(f)                                                         02/21/08     14,000,000        13,942,586
US Treasury Bill(f)                                                         03/06/08     18,000,000        17,902,944
US Treasury Bill(f)                                                         04/10/08     60,000,000        59,472,000
US Treasury Bill(f)                                                         05/01/08     61,000,000        60,343,213
US Treasury Bill(f)                                                         05/15/08    100,000,000        98,786,600
US Treasury Bill(j)(f)                                                      05/29/08     50,000,000        49,330,500
                                                                                                       --------------
Total US Treasury Securities
  (Cost $351,252,227)                                                                                     351,597,403
                                                                                                       --------------
Total Short-Term Investments
  (Cost $585,553,106)                                                                                     585,898,342
                                                                                                       --------------
Total Investments -- 102.8%
  (Cost $1,929,048,415)                                                                                 2,281,003,296

Liabilities in Excess of Other Assets -- (2.8%)                                                           (62,362,553)
                                                                                                       --------------
Net Assets -- 100.0%                                                                                   $2,218,640,743
                                                                                                       ==============
                                                                                           NUMBER
                                                                                          OF SHARES

SECURITIES SOLD SHORT -- (0.6%)

COMMON STOCKS -- (0.6%)

CAPITAL MARKETS -- (0.0)%
Fortress Investment Group LLC, Class A                                                       39,100          (609,178)
                                                                                                       --------------

FINANCIAL SERVICES -- (0.0%)
St. Joe Co. (The)                                                                            12,300          (436,773)
                                                                                                       --------------

HOTELS, RESTAURANTS & LEISURE  -- (0.0%)
Vail Resorts, Inc.                                                                           11,700          (629,577)
                                                                                                       --------------

REAL ESTATE INVESTMENT TRUSTS (REITS) -- (0.5%)
Associated Estates Realty Corp.                                                              17,100          (161,424)
AvalonBay Communities, Inc.                                                                   3,100          (291,834)
BRE Properties, Inc.                                                                          6,900          (279,657)
Calloway Real Estate Investment Trust                                                        12,500          (310,173)
CBL & Associates Properties, Inc.                                                            11,500          (274,965)
Cedar Shopping Centers, Inc.                                                                 31,800          (325,314)
DiamondRock Hospitality Co.                                                                  38,200          (572,236)
Education Realty Trust, Inc.                                                                 24,500          (275,380)
Equity One, Inc.                                                                             33,000          (759,990)
Equity Residential                                                                            9,100          (331,877)
Federal Realty Investment Trust                                                               3,900          (320,385)
Franklin Street Properties                                                                   31,000          (458,800)
General Growth Properties, Inc.                                                              16,600          (683,588)
Glimcher Realty Trust                                                                        15,700          (224,353)
HCP, Inc.                                                                                    20,500          (712,990)
Health Care REIT, Inc.                                                                        7,300          (326,237)
Hersha Hospitality Trust                                                                     65,400          (621,300)
Highwoods Properties, Inc.                                                                   20,700          (608,166)
Kilroy Realty Corp.                                                                          12,800          (703,488)
Kite Realty Group Trust                                                                      19,000          (290,130)
National Retail Properties, Inc.                                                             20,000          (467,600)
Pennsylvania Real Estate Investment Trust                                                     8,800          (261,184)
Realty Income Corp.                                                                          23,500          (634,970)
Saul Centers, Inc.                                                                            5,800          (309,894)
Tanger Factory Outlet Centers, Inc.                                                          21,700          (818,307)
                                                                                                       --------------
                                                                                                          (11,024,242)
                                                                                                       --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT -- (0.1%)
China Overseas Land & Investment Ltd.                                                       259,200          (531,494)
Consolidated-Tomoka Land Co.                                                                  5,200          (325,936)
                                                                                                       --------------
                                                                                                             (857,430)
                                                                                                       --------------
Total Securities Sold Short
  (Proceeds $15,181,812)                                                                               $  (13,557,200)
                                                                                                       ==============

       ADR  American Depositary Receipt
       CVA  Certificaaten van aandelen (share certificates)
      EAFE  Europe, Australasia, and Far East
     FHLMC  Freddie Mac
      FNMA  Fannie Mae
       FRN  Floating Rate Note. Rate disclosed represents rate as of December 31, 2007.
       GDR  Global Depositary Receipt
      GNMA  Ginnie Mae
       JSE  Johannesburg Stock Exchange
       LSE  London Stock Exchange
      MSCI  Morgan Stanley Capital International
      NVDR  Non-Voting Depositary Receipt
      NYSE  New York Stock Exchange
      REIT  Real Estate Investment Trust
     SPADR  Sponsored ADR
      STEP  A bond that pays an initial coupon rate for the first period, and a higher coupon rate for the following periods.
       TBA  To be Announced
       TSE  Toronto Stock Exchange
      UNIT  A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predeterm ined date.
       VRN  Variable Rate Note. Rate disclosed represents rate as of December 31, 2007.
      VVPR  Verminderde Voorheffing Precompte Reduit (France dividend coupon)
         *  Approximately 35.0% of the fund's total investments are maintained to cover "senior securities transactions" which may include, but are not limited to forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund's "senior securities"
            holdings to maintain proper coverage for these transactions.
       (a)  Non-income producing security.
       (b)  Illiquid security.
       (c)  A tracking stock is a common stock issued by a parent company that tracks the performance of a particular division with out having claim on the assets of the division or the parent company. Also known as a
            "designer stock".
       (d)  Restricted Securities. The following restricted securities were held by the fund as of December 31, 2007, and were valu ed in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund's net assets. All of the below securities are illiquid, with the exception of Freeman Fair Value Fund I, LP, Canyon Value Realization Fund, LP, and AIG - FP Private
            Funding Notes. TIP's board of directors has deemed 10% of Canyon Value Realization Fund, LP to be illiquid. The valuation committee has determined the partnership interest in Freeman Fair Value Fund I, LP to be liquid based on the ability to redeem the private inves tment fund interest upon seven days notice and payment of a 0.25% redemption fee. The TIP board of directors duly ratified the liquidity determination and agreed to fair value the private investment fund at 99.75% of its stated market value to take into account this potential redemption fee. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

            INVESTMENT                                                 DATE OF ACQUISITION       COST           VALUE
            Aeroplane Income Fund Registered, Class D                   01/08/07-05/22/07         $335,785        $487,592
            AIG - FP Private Funding (Cayman) Ltd., 5.205%, 01/31/08        12/22/06             6,000,000       8,083,676
            AIG - FP Private Funding (Cayman) Ltd., 5.206%, 07/03/08        04/30/07             5,000,000       6,077,183
            Bell Aliant Regional Communications Income Fund                 07/11/06                46,436          46,458
            Canyon Value Realization Fund, LP                           12/31/97-04/03/06       23,797,935      43,705,431
            Convexity Capital Offshore, LP                                  02/16/06            42,000,000      56,601,478
            Farallon Capital Institutional Partners, LP                 04/01/95-11/01/05       17,746,138      43,408,696
            Freeman Fair Value Fund I, LP                               10/01/04-07/01/05       50,000,000      53,205,379
            Jazz Air Income Fund                                        03/12/07-05/22/07           66,081          68,881
            Joho Partners, LP                                               01/03/07            15,000,000      19,176,247
            Lansdowne UK Equity Fund Ltd.                               06/01/06-09/01/07       26,000,000      34,299,010
            Lone Cascade, LP                                            01/03/06-01/02/07        6,487,000      10,513,961
            Lone Picea, LP, Class B                                         01/03/05             1,617,000       2,441,312
            Lone Picea, LP, Class D                                     01/02/03-01/02/04        2,279,000       4,013,830
            Lone Redwood, LP                                                12/29/98             3,154,356      18,490,975
            Maverick Fund USA Ltd., Class C                             01/03/06-10/01/07       20,000,000      31,431,012
            Nomad Investment Co. Ltd. (The)                                 10/02/06            14,000,000      17,012,224
            OZ Domestic Partners, LP                                    12/31/01-09/30/03        9,000,000      16,271,600
            Regiment Capital Ltd.                                           06/30/03             6,000,000       8,565,376
            Tosca                                                       12/30/03-07/30/04       11,000,000      21,936,425
            Tosca Asia                                                      03/01/07            20,000,000      28,211,900
                                                                                                              ------------
            Total                                                                                             $424,048,646
                                                                                                              ============

       (e)  Security or a portion thereof is held as collateral for delayed delivery contracts.
       (f)  Treasury bills and discount notes do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.
       (g)  Interest Only security.
       (h)  Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securi ties fair valued amounts to $425,217,236, which represents 19.2% of the fund's net assets.
       (i)  Security or a portion thereof is held as collateral by the counterparty for reverse repurchase agreements.
            See Note 7 t o the Notes to Financial Statements.
       (j)  Security or a portion thereof is held as initial margin for financial futures or held as collateral for short sales.
       (k)  Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2007.
            These position s are therefore grouped into their own industry classification.

                  SUMMARY SCHEDULE OF INVESTMENTS
                  ------------------------------------------------------------------------------
                  Common Stock                                                             36.2%
                  Short-Term Investments                                                   26.4%
                  Private Investment Funds                                                 18.4%
                  US Treasury Securities                                                   15.0%
                  Exchange-Traded Funds                                                     2.7%
                  Mortgage-Backed Securities                                                1.7%
                  Asset-Backed Securities                                                   1.4%
                  Commodity Index-Linked Notes                                              0.6%
                  Purchased Options                                                         0.3%
                  Preferred Stocks                                                          0.1%
                  Warrants                                                                  0.0%
                  Rights                                                                    0.0%
                  ------------------------------------------------------------------------------
                  Total Investments                                                       102.8%
                  ------------------------------------------------------------------------------
                  Securities Sold Short                                                   (0.6%)
                  Liabilities (excluding Securities Sold Short) in Excess of              (2.2%)
                  Other Assets
                  ------------------------------------------------------------------------------
                  Net Assets                                                              100.0%
                  ------------------------------------------------------------------------------

FINANCIAL FUTURES CONTRACTS

                                                                             INITIAL       NOTIONAL      UNREALIZED
                                                                            NOTIONAL       VALUE AT     APPRECIATION/
  NUMBER OF                                                                  VALUE/      DECEMBER 31,   (DEPRECIATION
  CONTRACTS    TYPE                                                        (PROCEEDS)        2007             )
               Long Financial Futures Contracts
      37       March 2008 10-Year US Treasury Note                         $  4,197,280   $  4,195,453  $    (1,827)
      71       March 2008 Australian Dollar                                   6,233,130      6,195,460      (37,670)
     274       March 2008 British Pound                                      34,808,536     33,881,812     (926,724)
      76       March 2008 CAC40                                               6,208,872      6,295,266       86,394
     130       March 2008 Canadian Dollar                                    12,739,966     13,128,700      388,734
      31       March 2008 DAX Index                                           9,038,649      9,228,441      189,792
     527       March 2008 Euro FX GLBX                                       96,546,675     96,111,625     (435,050)
     433       March 2008 FTSE 100 Index                                     54,922,167     55,637,569      715,402
     675       March 2008 Japanese Yen                                       75,996,562     76,047,188       50,626
      37       March 2008 MIB Index                                          10,416,156     10,527,593      111,437
     631       March 2008 S&P 500 Index                                     231,602,262    233,028,300    1,426,038
     219       March 2008 Swiss Franc                                        24,124,219     24,194,025       69,806
     301       March 2008 Topix Index                                        41,628,358     39,607,036   (2,021,322)
     143       March 2008 TSE 60 Index                                       22,840,588     23,573,737      733,149
       1       March 2008 US Long Bond                                          118,878        116,375       (2,503)
                                                                                                        -----------
                                                                                                            346,282
                                                                                                        -----------

               Short Financial Futures Contracts
       7       March 2008 90-Day Eurodollar                                 (1,670,482)    (1,675,888)       (5,406)
      12       March 2008 2-Year US Treasury Note                           (2,521,970)    (2,523,000)       (1,030)
      31       March 2008 5-Year US Treasury Note                           (3,419,368)    (3,418,719)          649
      56       March 2008 10-Year (CBT) Swap                                (6,216,860)    (6,186,250)       30,610
      10       June 2008 90-Day Eurodollar                                  (2,384,247)    (2,406,375)      (22,128)
       7       September 2008 90-Day Eurodollar                             (1,672,869)    (1,688,925)      (16,056)
      32       December 2008 90-Day Eurodollar                              (7,608,415)    (7,730,400)     (121,985)
       7       March 2009 90-Day Eurodollar                                 (1,671,507)    (1,691,025)      (19,518)
       7       June 2009 90-Day Eurodollar                                  (1,670,182)    (1,688,925)      (18,743)
      24       September 2009 90-Day Eurodollar                             (5,717,351)    (5,781,000)      (63,649)
      24       December 2009 90-Day Eurodollar                              (5,714,377)    (5,770,800)      (56,423)
      23       March 2010 90-Day Eurodollar                                 (5,474,443)    (5,521,438)      (46,995)
      23       June 2010 90-Day Eurodollar                                  (5,472,692)    (5,512,525)      (39,833)
       6       September 2010 90-Day Eurodollar                             (1,426,560)    (1,436,100)       (9,540)
       6       December 2010 90-Day Eurodollar                              (1,425,585)    (1,434,450)       (8,865)
       6       March 2011 90-Day Eurodollar                                 (1,424,910)    (1,433,175)       (8,265)
       6       June 2011 90-Day Eurodollar                                  (1,424,010)    (1,431,825)       (7,815)
       6       September 2011 90-Day Eurodollar                             (1,423,110)    (1,430,700)       (7,590)
       6       December 2011 90-Day Eurodollar                              (1,422,135)    (1,429,500)       (7,365)
       6       March 2012 90-Day Eurodollar                                 (1,421,385)    (1,428,600)       (7,215)
       6       June 2012 90-Day Eurodollar                                  (1,420,560)    (1,427,550)       (6,990)
       6       September 2012 90-Day Eurodollar                             (1,419,885)    (1,426,500)       (6,615)
                                                                                                        -----------
                                                                                                           (450,767)
                                                                                                        -----------
                                                                                                        $  (104,485)
                                                                                                        ============

FORWARD CURRENCY CONTRACTS

                                                                                                                       UNREALIZED
                                                                                         IN EXCHANGE                  APPRECIATION/
DESCRIPTION                                                                                  FOR                     (DEPRECIATION)
Sell Contracts
 Pds4,551,000   British Pounds Settling on 01/31/08                                       $9,336,604                    $ 284,431
                                                                                          ==========                    =========

TOTAL RETURN SWAP CONTRACTS

                                                                                                                    NET
                                                                                                                UNREALIZED
    EXPIRATION                                                                                   NOTIONAL      APPRECIATION/
       DATE         COUNTERPARTY                  PAY                        RECEIVE              AMOUNT      (DEPRECIATION)
Long Total Return Swap Contracts
    03/26/2008      Merrill Lynch            1 Month LIBOR            iShares MSCI Emerging     $29,166,320     $(921,445)
                                        plus a specified spread           Markets Index
    11/03/2008      Merrill Lynch            1 Month LIBOR            Agra Empreendimentos        1,480,608      (118,227)
                                        plus a specified spread          Imobiliarios SA

    11/03/2008      Merrill Lynch            1 Month LIBOR            Agra Empreendimentos          218,450       (17,443)
                                        plus a specified spread          Imobiliarios SA

    11/03/2008      Merrill Lynch            1 Month LIBOR              Aldar Properties          1,457,610       388,015
                                        plus a specified spread               PJSC

    11/03/2008      Merrill Lynch            1 Month LIBOR               Camargo Correa           1,222,750       352,555
                                        plus a specified spread          Desenvolvimento
                                                                          Imobiliarios

    11/03/2008      Merrill Lynch            1 Month LIBOR                 Construtora              803,117        26,068
                                        plus a specified spread             Tenda SA

    11/03/2008      Merrill Lynch            1 Month LIBOR              Cyrela Commercial           444,509       (34,264)
                                        plus a specified spread           Properties SA

    11/03/2008      Merrill Lynch            1 Month LIBOR                Santos Brazil           1,327,657       214,002
                                        plus a specified spread                SA

    12/01/2008      Merrill Lynch            1 Month LIBOR              Aldar Properties            541,109       140,228
                                        plus a specified spread               PJSC

    12/04/2008      Merrill Lynch            1 Month LIBOR                    JHSF                  146,061        (4,269)
                                        plus a specified spread         Participacoes SA

    12/04/2008      Merrill Lynch            1 Month LIBOR                    JHSF                  37,883         (2,264)
                                        plus a specified spread         Participacoes SA

    12/15/2008      Merrill Lynch            1 Month LIBOR                    EMAAR                 659,500        61,716
                                        plus a specified spread            Properties

    12/29/2008      Merrill Lynch            1 Month LIBOR                    EMAAR                 585,347       (22,211)
                                        plus a specified spread            Properties
                                                                                                                 --------
                                                                                                                 $ 62,461
                                                                                                                 --------

Short Total Return Swap Contracts
    03/26/2008      Merrill Lynch      iShares Dow Jones US Real          1 Month LIBOR          18,340,761       544,438
                                             Estate Index            plus a specified spread

    05/31/2008      Bear Stearns        Dow Jones Wilshire REIT           1 Month LIBOR           8,574,584       253,851
                                          Index Total Return         plus a specified spread

    12/26/2008      Goldman Sachs        Energy Select Sector             1 Month LIBOR           9,965,000        50,603
                                               SPDR Fund             plus a specified spread
                                                                                                                ---------
                                                                                                                  848,892
                                                                                                                ---------
                                                                                                                $ 911,353
                                                                                                                =========

See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
TIFF INTERNATIONAL EQUITY FUND / SCHEDULE OF INVESTMENTS*                                            DECEMBER 31, 2007

                                                                                           NUMBER
                                                                                          OF SHARES        VALUE

INVESTMENTS -- 99.6% OF NET ASSETS

COMMON STOCKS -- 77.5%

AUSTRALIA -- 4.1%
Alumina Ltd.                                                                                113,000          $626,009
Amcor Ltd.                                                                                  263,670         1,595,169
Australia and New Zealand Banking Group Ltd.                                                 43,720         1,048,366
Caltex Australia Ltd.                                                                        32,000           541,012
Foster's Group Ltd.                                                                         455,671         2,614,975
National Australia Bank Ltd.                                                                110,721         3,652,655
Santos Ltd.                                                                                  74,260           921,656
Telstra Corp. Ltd.                                                                          998,402         4,097,182
Wesfarmers Ltd.                                                                              39,126         1,386,343
                                                                                                         ------------
                                                                                                           16,483,367
                                                                                                         ------------
AUSTRIA -- 0.0%
BWIN Interactive Entertainment AG(a)                                                          1,300            49,859
Oesterreichische Post AG                                                                      3,145           109,734
                                                                                                         ------------
                                                                                                              159,593
                                                                                                         ------------
BELGIUM -- 0.6%
Fortis                                                                                       97,807         2,552,197
Fortis, Strip VVPR(a)                                                                        39,122               572
                                                                                                         ------------
                                                                                                            2,552,769
                                                                                                         ------------
BERMUDA -- 0.2%
Cosco Pacific Ltd.                                                                          320,000           845,370
                                                                                                         ------------

BRAZIL -- 0.3%
CPFL Energia SA                                                                              42,400           800,957
Redecard SA                                                                                  32,700           523,547
                                                                                                         ------------
                                                                                                            1,324,504
                                                                                                         ------------
CANADA -- 1.8%
AbitibiBowater, Inc.(a)                                                                       3,067            63,705
Ace Aviation Holdings, Inc., Class A(a)                                                      10,200           292,994
Aeroplane Income Fund Registered, Class D(c)(d)(f)                                            7,693           184,735
BCE, Inc.                                                                                     8,737           351,003
Bell Aliant Regional Communications Income Fund(c)(d)(f)                                        565            16,848
Bombardier, Inc., Class B(a)                                                                347,000         2,095,466
Fraser Papers, Inc.(a)                                                                       12,100            32,857
Imperial Oil Ltd.                                                                            24,916         1,378,907
Jazz Air Income Fund(c)(d)(f)                                                                 3,206            24,883
Nortel Networks Corp.(a)                                                                      7,862           119,330
Onex Corp.                                                                                    5,300           187,899
Rogers Communications, Inc., Class B                                                         53,600         2,443,350
                                                                                                         ------------
                                                                                                            7,191,977
                                                                                                         ------------

CHINA -- 0.1%
Tsingtao Brewery Co. Ltd.                                                                   159,000           531,504
                                                                                                         ------------
DENMARK -- 1.1%
Coloplast A/S, Class B                                                                        7,200           618,012
GN Store Nord A/S (GN Great Nordic)(a)                                                       85,885           670,810
Vestas Wind Systems A/S(a)                                                                   18,466         1,974,044
William Demant Holding(a)                                                                    11,600         1,063,846
                                                                                                         ------------
                                                                                                            4,326,712
                                                                                                         ------------
FINLAND -- 1.1%
Metso Oyj                                                                                    26,670         1,439,346
Sampo Oyj, Class A                                                                           48,200         1,260,602
Tietoenator Oyj                                                                              15,420           343,693
UPM-Kymmene Oyj                                                                              69,520         1,392,872
Wartsila Oyj Corp., Class B                                                                   2,330           176,201
                                                                                                         ------------
                                                                                                            4,612,714
                                                                                                         ------------
FRANCE -- 6.5%
Atos Origin SA(a)                                                                             5,100           261,521
AXA SA                                                                                       27,200         1,083,004
BNP Paribas                                                                                  10,598         1,139,232
Carrefour SA                                                                                 45,709         3,543,720
Compagnie de Saint-Gobain                                                                    32,807         3,109,425
France Telecom SA                                                                            76,123         2,731,815
Lagardere S.C.A                                                                               1,660           123,778
Legrand SA                                                                                   13,750           467,036
Neopost SA                                                                                    6,328           649,785
Renault SA                                                                                   24,310         3,411,016
SA des Ciments Vicat                                                                          1,440           133,640
Sanofi-Aventis                                                                               10,476           957,511
SCOR SE                                                                                      23,009           584,560
Societe Generale, Class A                                                                    17,860         2,552,460
Suez SA, Strip VVPR(a)(d)                                                                     6,948               102
Thales SA                                                                                    16,000           947,361
Total SA                                                                                     50,717         4,208,983
                                                                                                         ------------
                                                                                                           25,904,949
                                                                                                         ------------
GERMANY -- 3.6%
BASF AG                                                                                      10,800         1,596,122
Bayerische Motoren Werke AG                                                                  11,800           728,663
Daimler AG Registered                                                                        14,900         1,443,248
Deutsche Post AG                                                                             15,600           533,178
Deutsche Telekom AG                                                                         123,250         2,695,645
E.ON AG                                                                                       7,400         1,571,211
Fresenius Medical Care AG & Co.                                                              13,700           732,820
Fresenius Medical Care AG & Co. - ADR                                                        15,780           832,395
RWE AG                                                                                       29,588         4,146,145
                                                                                                         ------------
                                                                                                           14,279,427
                                                                                                         ------------
HONG KONG -- 3.3%
Asia Satellite Telecommunications Holdings Ltd.                                              15,000            29,739
China Mobile Ltd.                                                                            83,000         1,438,341
First Pacific Co.                                                                         1,000,000           773,799
Henderson Land Development Co.                                                              113,000         1,047,451
Hong Kong & Shanghai Hotels Ltd. (The)                                                      309,773           542,417
Hong Kong Aircraft Engineering Co. Ltd.                                                      26,200           706,771
Hong Kong Electric Holdings Ltd.                                                            317,500         1,819,637
i-CABLE Communications Ltd.                                                                 539,000           109,198
Midland Holdings Ltd.                                                                        78,000           121,536
New World Development Ltd.                                                                  853,756         2,996,697
Next Media Ltd.                                                                             432,000           152,876
Silver Grant International Ltd.                                                             184,000            39,905
SmarTone Telecommunications Holdings Ltd.                                                   274,478           256,825
Television Broadcasts Ltd.                                                                  113,000           676,109
Wharf (Holdings) Ltd. (The)                                                                 390,571         2,013,415
Wheelock & Co. Ltd.                                                                         195,000           596,919
                                                                                                         ------------
                                                                                                           13,321,635
                                                                                                         ------------
INDONESIA -- 0.5%
Bank Pan Indonesia Tbk PT(a)                                                              6,952,902          $498,598
Bank Permata Tbk PT(a)(d)                                                                     5,572               526
Citra Marga Nusaphala Persada Tbk PT                                                        343,000            79,945
Gudang Garam Tbk PT                                                                         124,000           112,238
Indofood Sukses Makmur Tbk PT                                                             1,177,000           319,240
Matahari Putra Prima Tbk PT                                                               2,133,100           155,710
Mulia Industrindo Tbk PT(a)                                                                 415,000            14,873
Semen Gresik (Persero) Tbk PT                                                             1,194,000           707,616
                                                                                                         ------------
                                                                                                            1,888,746
                                                                                                         ------------
IRELAND -- 0.3%
DCC plc                                                                                       4,740           133,528
Fyffes plc                                                                                  100,000           137,483
Independent News & Media plc                                                                216,340           746,297
Paddy Power plc                                                                                 500            16,570
Total Produce plc                                                                            99,200            85,281
                                                                                                         ------------
                                                                                                            1,119,159
                                                                                                         ------------
ISRAEL -- 0.2%
Bank Hapoalim B.M                                                                           145,176           722,836
                                                                                                         ------------

ITALY -- 3.2%
Banco Popolare Scarl(a)                                                                      21,801           479,209
Fiat SpA                                                                                     61,800         1,587,916
Finmeccanica SpA                                                                              4,700           148,973
Intesa Sanpaolo                                                                             477,733         3,746,850
Luxottica Group SpA - SPADR                                                                  33,300         1,048,617
Natuzzi SpA - SPADR(a)                                                                        6,600            31,020
Saipem SpA                                                                                   49,800         1,979,982
Seat Pagine Gaille                                                                          915,440           359,895
UniCredito Italiano SpA                                                                     391,488         3,257,565
                                                                                                         ------------
                                                                                                           12,640,027
                                                                                                         ------------
JAPAN -- 13.2%
Ajinomoto Co., Inc.                                                                          41,000           464,096
Alfresa Holdings Corp.                                                                        5,400           326,375
Astellas Pharma, Inc.                                                                        47,700         2,081,013
Bank of Yokohama Ltd. (The)                                                                  39,000           275,781
Bridgestone Corp.                                                                            29,900           526,611
Canon, Inc.                                                                                  63,850         2,917,327
Chiba Bank Ltd. (The)                                                                        26,000           210,649
Dai Nippon Printing Co. Ltd.                                                                 27,000           393,316
Dai-Dan Co. Ltd.                                                                             27,000           119,365
Daifuku Co. Ltd.                                                                              7,000            99,272
East Japan Railway Co.                                                                          122         1,001,821
FamilyMart Co. Ltd.                                                                          22,000           687,553
FUJIFILM Holdings Corp.                                                                      18,500           784,179
Fujitsu Frontech Ltd.                                                                         8,500            67,856
Fukuoka Financial Group, Inc.                                                                84,000           501,008
Hitachi Ltd.                                                                                 35,000           256,429
Inabata & Co. Ltd.                                                                           10,000            51,484
Isetan Co. Ltd.                                                                               9,000           121,724
JS Group Corp.                                                                               26,000           416,373
Kao Corp.                                                                                   140,000         4,212,643
Kawasaki Heavy Industries Ltd.                                                              150,000           442,042
KDDI Corp.                                                                                      335         2,487,465
Kinden Corp.                                                                                 23,000           180,421
Kirin Holdings Co. Ltd.                                                                      50,000           732,761
Marui Group Co. Ltd.                                                                         39,500           390,566
Matsushita Electric Works Ltd.                                                               59,772           662,702
Millea Holdings, Inc.                                                                        61,700         2,085,381
Mitsubishi Corp.                                                                             34,700           945,196
Mitsubishi Tanabe Pharma Corp.                                                               34,000           320,331
Mitsubishi UFJ Financial Group, Inc.                                                         90,000           837,704
Mizuho Financial Group, Inc.                                                                     42           199,250
Namco Bandai Holdings, Inc.                                                                  35,000           554,296
NEC Corp.                                                                                    79,000           364,957
Nintendo Co. Ltd.                                                                             1,700         1,032,151
Nippon Meat Packers, Inc.                                                                    36,000           362,552
Nippon Oil Corp.                                                                             51,000           415,484
Nippon Suisan Kaisha Ltd.                                                                    70,000           351,417
Nisshinbo Industries, Inc.                                                                    3,000            36,629
Nitto Denko Corp.                                                                            31,300         1,652,552
Noritake Co. Ltd.                                                                            14,000            55,522
NTT Corp.                                                                                       236         1,167,954
NTT Data Corp.                                                                                   34           151,490
NTT DoCoMo, Inc.                                                                                235           389,365
Obayashi Corp.                                                                               26,000           131,011
OMRON Corp.                                                                                   7,700           182,255
Onward Holdings Co. Ltd.                                                                     25,000           255,440
Ricoh Co. Ltd.                                                                               20,000           367,840
Rohm Co. Ltd.                                                                                 3,700           322,043
Ryosan Co. Ltd.                                                                               8,000           196,327
Sankyo Co. Ltd.                                                                                 800            37,089
Sankyo Seiko Co. Ltd.                                                                         9,000            23,797
Secom Co. Ltd.                                                                               14,500           793,830
Sekisui House Ltd.                                                                           34,000           368,272
Seven & I Holdings Co. Ltd.                                                                  50,760         1,476,124
Shimizu Corp.                                                                                45,000           195,883
Shiseido Co. Ltd.                                                                            15,000           355,378
Sompo Japan Insurance, Inc.                                                                  40,000           360,344
Sony Corp.                                                                                   14,900           808,594
Sumitomo Electric Industries Ltd.                                                            31,700           504,952
Sumitomo Forestry Co. Ltd.                                                                   43,000           314,084
Sumitomo Metal Mining Co. Ltd.                                                                9,000           154,121
Sumitomo Mitsui Financial Group, Inc.                                                            92           684,583
Sumitomo Trust & Banking Co. Ltd.                                                            42,000           279,639
Taiyo Nippon Sanso Corp.                                                                     58,000           541,928
Takeda Pharmaceutical Co. Ltd.                                                               66,000         3,858,184
TDK Corp.                                                                                     7,000           519,157
Tokyo Electric Power Co., Inc. (The)                                                         12,300           318,616
Tokyo Electron Ltd.                                                                           6,500           397,045
Tokyo Gas Co. Ltd.                                                                          209,000           975,794
Tokyo Ohka Kogyo Co. Ltd.                                                                     8,900           198,479
Toppan Forms Co. Ltd.                                                                        21,700           206,449
Toyo Seikan Kaisha Ltd.                                                                      15,100           267,335
Toyota Motor Corp.                                                                           59,700         3,213,360
West Japan Railway Co.                                                                          449         2,213,643
Yamatake Corp.                                                                               11,500           314,498
Yamato Holdings Co. Ltd.                                                                     38,000           548,535
                                                                                                         ------------
                                                                                                           52,717,692
                                                                                                         ------------
LUXEMBOURG -- 0.6%
ArcelorMittal                                                                                30,495         2,344,789
                                                                                                         ------------

MALAYSIA -- 1.2%
AMMB Holdings Berhad                                                                        293,087           335,497
British American Tobacco Malaysia Berhad                                                     19,000           236,653
Bumiputra-Commerce Holdings Berhad                                                          267,899           882,664
Carlsberg Brewery Malaysia Berhad                                                            78,000            99,917
Malaysian Airline System Berhad(a)                                                           80,000           117,438
MISC Berhad                                                                                 317,700           947,289
Multi-Purpose Holdings Berhad                                                               200,900           140,836
Resorts World Berhad                                                                        862,200         1,007,390
Sime Darby Berhad(a)                                                                        268,152           964,926
                                                                                                         ------------
                                                                                                            4,732,610
                                                                                                         ------------
MEXICO -- 0.2%
America Movil SA de CV, Series L - ADR                                                        2,400           147,336
Grupo Televisa SA - SPADR                                                                    28,200           670,314
Telefonos de Mexico SA de CV, Series L - SPADR                                                1,600            58,944
                                                                                                         ------------
                                                                                                              876,594
                                                                                                         ------------

NETHERLANDS -- 4.3%
Heineken NV                                                                                  21,150         1,362,162
ING Groep NV - CVA                                                                           71,038         2,772,795
Koninklijke (Royal) KPN NV                                                                   59,750         1,080,603
Koninklijke (Royal) Philips Electronics NV                                                   27,382         1,186,677
Koninklijke Boskalis Westminster NV - CVA                                                    22,512         1,367,575
Reed Elsevier NV                                                                            127,445         2,528,289
Royal Dutch Shell plc, Class A                                                              110,950         4,663,656
Royal Dutch Shell plc, Class B                                                               29,191         1,220,870
Vedior NV                                                                                     7,400           184,734
Wolters Kluwer NV                                                                            22,457           733,704
                                                                                                         ------------
                                                                                                           17,101,065
                                                                                                         ------------
NEW ZEALAND -- 0.4%
PGG Wrightson Ltd.                                                                          171,369           291,431
Telecom Corp. of New Zealand Ltd.                                                           447,796         1,494,344
                                                                                                         ------------
                                                                                                            1,785,775
                                                                                                         ------------
NORWAY -- 0.3%
DNB NOR ASA                                                                                  43,400           658,205
StatoilHydro ASA                                                                             22,700           701,866
                                                                                                         ------------
                                                                                                            1,360,071
                                                                                                         ------------
PHILIPPINES (THE) -- 1.4%
ABS-CBN Broadcasting Corp.                                                                  857,400           685,677
Ayala Corp.                                                                                 178,678         2,416,473
Banco de Oro-EPCI, Inc.                                                                     101,400           147,143
Benpres Holdings Corp.(a)                                                                 1,664,000           182,173
DMCI Holdings, Inc.                                                                         538,000           123,976
Globe Telecom, Inc.                                                                          45,250         1,719,194
Jollibee Foods Corp.                                                                        270,000           337,778
                                                                                                         ------------
                                                                                                            5,612,414
                                                                                                         ------------
RUSSIA -- 0.4%
LUKOIL - SPADR                                                                               16,800         1,419,600
                                                                                                         ------------
SINGAPORE -- 2.2%
Great Eastern Holdings Ltd.                                                                  75,000           864,061
GuocoLeisure Ltd.(a)                                                                        433,000           296,061
Jardine Matheson Holdings Ltd.                                                              119,020         3,296,854
Jardine Strategic Holdings Ltd.                                                             131,312         2,061,598
Mandarin Oriental International Ltd.                                                         95,881           226,279
Oversea-Chinese Banking Corp.                                                               190,000         1,096,403
STATS ChipPAC Ltd.(a)                                                                       745,000           827,572
United Industrial Corp. Ltd.                                                                 42,000            79,992
Yellow Pages Singapore Ltd.                                                                  74,000            52,155
                                                                                                         ------------
                                                                                                            8,800,975
                                                                                                         ------------
SOUTH AFRICA -- 1.2%
Anglo Platinum Ltd.                                                                           2,600           383,446
AngloGold Ashanti Ltd.                                                                        1,936            83,579
City Lodge Hotels Ltd.                                                                        9,008           107,875
Discovery Holdings Ltd.                                                                       9,307            37,316
FirstRand Ltd.                                                                              165,816           482,588
Gold Fields Ltd.                                                                              8,286           120,519
Hosken Consolidated Investments Ltd.                                                         20,000           231,030
JD Group Ltd.                                                                                 9,926            73,975
Nedbank Group Ltd.                                                                           31,944           635,257
New Clicks Holdings Ltd.                                                                     44,500            95,055
Pretoria Portland Cement Co. Ltd.                                                           122,155           780,183
RMB Holdings Ltd.                                                                           170,400           741,342
Sun International Ltd.                                                                       52,891         1,129,465
                                                                                                         ------------
                                                                                                            4,901,630
                                                                                                         ------------
SOUTH KOREA -- 0.4%
Hana Financial Group, Inc.                                                                   20,350         1,101,601
Hyundai Motor Co.                                                                               950            72,405
Kookmin Bank                                                                                  1,200            88,201
Korea Electric Power Corp.(a)                                                                   950            40,144
POSCO                                                                                           200           121,045
Samsung Electronics Co. Ltd.                                                                    170            99,919
                                                                                                         ------------
                                                                                                            1,523,315
                                                                                                         ------------
SPAIN -- 4.6%
Acciona SA                                                                                    7,300         2,294,464
Acerinox SA                                                                                  51,720         1,263,733
Banco Popular Espanol SA                                                                     59,020           995,875
Banco Santander SA                                                                          216,698         4,681,590
Iberdrola SA                                                                                165,572         2,506,443
Prosegur, Compania de Seguridad SA                                                            7,800           277,103
Sogecable SA(a)                                                                               8,025           319,740
Telefonica SA                                                                               176,523         5,704,730
Viscofan SA                                                                                  11,550           242,213
                                                                                                         ------------
                                                                                                           18,285,891
                                                                                                         ------------
SWEDEN -- 1.0%
Assa Abloy AB                                                                                43,800           871,399
Ericsson, Class B                                                                           311,120           727,385
Hoganas AB, Class B                                                                          11,340           238,426
Modern Times Group MTG AB, Class B                                                            2,570           179,356
Svenska Cellulosa AB (SCA), Class B                                                          46,600           819,499
Svenska Handelsbanken, Class A                                                               35,700         1,132,360
TeliaSonera AB                                                                               16,500           153,452
                                                                                                         ------------
                                                                                                            4,121,877
                                                                                                         ------------
SWITZERLAND -- 2.6%
Adecco SA                                                                                    12,100           648,840
Compagnie Financiere Richemonte AG (UNIT)                                                    21,900         1,494,114
Geberit AG                                                                                    5,630           767,561
Logitech International SA(a)                                                                 24,955           906,069
Novartis AG                                                                                  93,808         5,110,495
PubliGroupe SA                                                                                  710           229,556
Roche Holding AG                                                                              5,515           949,966
Sonova Holding AG Registered                                                                  2,085           233,228
                                                                                                         ------------
                                                                                                           10,339,829
                                                                                                         ------------
TAIWAN -- 0.9%
Asustek Computer, Inc. - GDR                                                                261,944           807,734
Chunghwa Telecom Co. Ltd. - ADR                                                              53,345         1,126,103
Taiwan Semiconductor Manufacturing Co. Ltd.                                                 235,584           448,051
Taiwan Semiconductor Manufacturing Co. Ltd. - SPADR                                         115,231         1,147,701
                                                                                                         ------------
                                                                                                            3,529,589
                                                                                                         ------------
THAILAND -- 0.9%
Advanced Info Service PCL                                                                   272,400           784,408
GMM Grammy PCL                                                                              132,000            38,599
Kasikornbank PCL                                                                            177,000           455,151
Land and Houses Public Co. Ltd.                                                             549,000           146,687
Matichon PCL                                                                                330,000            78,863
MBK PCL                                                                                      89,000           184,949
Post Publishing PCL                                                                         240,000            36,337
Siam Cement PCL                                                                              70,000           483,742
Siam Cement PCL - NVDR                                                                      216,000         1,479,187
Thanachart Capital PCL                                                                      254,500           110,307
                                                                                                         ------------
                                                                                                            3,798,230
                                                                                                         ------------
UNITED KINGDOM -- 14.7%
AMEC plc                                                                                     16,330           270,876
Anglo American plc                                                                            2,000           121,143
Anglo American plc - ADR                                                                     24,990           758,946
Arriva plc                                                                                   77,682         1,217,598
Aviva plc                                                                                    74,178           985,245
BAE Systems plc                                                                             178,270         1,745,913
Barclays plc                                                                                 93,500           947,112
BG Group plc                                                                                134,228         3,090,387
BP plc                                                                                      409,998         5,014,105
BT Group plc                                                                                 63,600           343,199
Bunzl plc                                                                                    26,567           372,463
Cable & Wireless plc                                                                        373,300         1,377,454
Capita Group plc                                                                             97,887         1,368,780
Carnival plc                                                                                 16,056           704,829
Compass Group plc                                                                           281,263         1,714,935
Daily Mail & General Trust NV, Class A                                                        6,550            64,166
Devro plc                                                                                    63,600           116,648
Diageo plc                                                                                   60,304         1,290,835
Enodis plc                                                                                  194,137           613,374
Enterprise Inns plc                                                                          54,975           529,571
GKN plc                                                                                     186,009         1,036,115
GlaxoSmithKline plc                                                                         183,041         4,645,000
Hays plc                                                                                    139,130           318,037
HBOS plc                                                                                    161,551         2,342,602
HMV Group plc                                                                                17,400            41,116
Homeserve plc                                                                                 4,600           151,424
ICAP plc                                                                                    103,600         1,491,109
Informa plc                                                                                  89,000           814,087
International Personal Finance                                                               76,602           290,746
Intertek Group plc                                                                           51,858         1,016,724
Invensys plc(a)                                                                             134,074           597,833
ITV plc                                                                                     228,100           385,594
Ladbrokes plc                                                                                35,570           227,172
Lloyds TSB Group plc                                                                        274,631         2,560,757
Northgate plc                                                                                 5,460            83,011
Provident Financial plc                                                                      30,854           507,614
Reckitt Benckiser Group plc                                                                  26,060         1,505,457
Reed Elsevier plc                                                                            86,100         1,158,460
Rexam plc                                                                                    62,800           519,601
Rio Tinto plc                                                                                26,425         2,768,484
Rolls-Royce Group plc(a)                                                                     16,560           178,993
Rolls-Royce Group plc, Class B(a)                                                           669,024             1,332
Royal & Sun Alliance Insurance Group plc                                                     51,500           150,914
Royal Bank of Scotland Group plc                                                            260,058         2,337,956
Sage Group plc                                                                              226,600         1,031,951
Smiths Group plc                                                                             20,500           410,942
Sportingbet plc(a)                                                                           60,480            62,864
Stagecoach Group plc                                                                        162,666           911,970
Tesco plc                                                                                   136,300         1,287,039
Thomas Cook Group plc(a)                                                                    161,833           902,114
Tui Travel plc(a)                                                                           130,635           757,232
Unilever plc                                                                                110,498         4,143,882
Vodafone Group plc                                                                          208,987           778,897
WPP Group plc                                                                                44,700           572,281
                                                                                                         ------------
                                                                                                           58,636,889
                                                                                                         ------------
UNITED STATES -- 0.1%
NII Holdings, Inc., Class B(a)                                                                5,800           280,256
                                                                                                         ------------
Total Common Stocks
  (Cost $207,323,913)                                                                                     310,074,380
                                                                                                         ------------

COMMINGLED INVESTMENT VEHICLES -- 15.8%

EXCHANGE-TRADED FUNDS -- 5.4%
iShares MSCI EAFE Index Fund                                                                124,700         9,795,185
iShares MSCI Emerging Markets Index Fund                                                     79,000        11,873,700
                                                                                                         ------------
                                                                                                           21,668,885
                                                                                                         ------------

PRIVATE INVESTMENT FUNDS -- 10.4%(d)
Convexity Capital Offshore, LP(a)(c)(d)(f)                                               15,411,093
Lansdowne UK Equity Fund Ltd.(a)(c)(d)(f)                                                    54,343        16,703,265
Tosca(a)(c)(d)(f)                                                                            65,654         9,368,584
                                                                                                         ------------
                                                                                                           41,482,942
                                                                                                         ------------
Total Commingled Investment Vehicles
  (Cost $45,876,909)                                                                                       63,151,827
                                                                                                         ------------

PREFERRED STOCKS -- 0.6%
Cia Vale Do Rio Doce, 1.46% (Brazil)                                                         52,940         1,483,970
Hyundai Motor Co. Ltd., 3.98% (South Korea)                                                  25,410           925,672
Malaysian Airline System Berhad, 30.0% (Malaysia)(a)                                         20,000             6,350
                                                                                                         ------------
Total Preferred Stocks
  (Cost $1,477,834)                                                                                         2,415,992
                                                                                                         ------------

RIGHTS -- 0.0%
Fraser Papers, Inc., Expiring 12/31/15 (Canada)(a)                                           12,100                61
Wharf (Holdings) Ltd. (The), Expiring 12/31/09 (Hong Kong)(a)                                48,821            66,995
                                                                                                         ------------
Total Rights
  (Cost $0)                                                                                                    67,056
                                                                                                         ------------

WARRANTS -- 0.0%
Bank Pan Indonesia Tbk-Warrants, Expiring 7/10/2009 (Indonesia)(a)                        1,266,980           $40,468
Matahari Putra Prima Tbk-Warrants, Expiring 7/12/2010 (Indonesia)(a)                        370,825             2,566
Multi-Purpose Holdings Berhad Warrants, Expiring 2/26/2009 (Malaysia)(a)                     20,400             8,760
                                                                                                         ------------
Total Warrants
  (Cost $16,955)                                                                                               51,794
                                                                                                         ------------

                                                                  INTEREST  MATURITY   PRINCIPAL
                                                                    RATE      DATE       AMOUNT
SHORT-TERM INVESTMENTS -- 5.7%

REPURCHASE AGREEMENT -- 3.2%
State Street Bank & Trust Co. Repurchase Agreement issued on
  12/31/07 (proceeds at maturity $13,043,041) (Collateralized by a $10,155,000 US Treasury Inflation-Indexed Note 3.50%,
  due 1/15/11 with a market value, including accrued interest, of $13,303,050)
  (Cost $13,041,555)                                              2.050%    01/02/08    $13,041,555        13,041,555
                                                                                                         ------------

US TREASURY SECURITIES -- 2.5%
US Treasury Bill(g)(b)                                                      03/06/08      7,000,000         6,962,256
US Treasury Bill(g)                                                         05/01/08      3,000,000         2,967,699
                                                                                                         ------------
Total US Treasury Securities
  (Cost $9,911,934)                                                                                         9,929,955
                                                                                                         ------------
Total Short-Term Investments
  (Cost $22,953,489)                                                                                       22,971,510
                                                                                                         ------------
Total Investments -- 99.6%
  (Cost $277,649,100)                                                                                     398,732,559

Other Assets in Excess of Other Liabilities -- 0.4%                                                         1,435,303
                                                                                                         ------------
Net Assets -- 100.0%                                                                                     $400,167,862
                                                                                                         ============

       ADR  American Depositary Receipt
       CVA  Certificaaten van aandelen (share certificates)
      EAFE  Europe, Australasia, and Far East
       GDR  Global Depositary Receipt
      MSCI  Morgan Stanley Capital International
      NVDR  Non-Voting Depositary Receipt
     SPADR  Sponsored ADR
      UNIT  A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predeter mined date.
      VVPR  Verminderde Voorheffing Precompte Reduit (France dividend coupon)
         *  Approximately 31.0% of the fund's total investments are maintained to cover "senior securities transactions" which may include, but are not limited to forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund's "senior securities"
            holdings to maintain proper coverage for these transactions.
       (a)  Non-income producing security.
       (b)  Security or a portion thereof is pledged as initial margin for financial futures contracts.
       (c)  Restricted Securities. The following restricted securities were held by the fund as of December 31, 2007, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund's net assets. All of the below securities are illiquid. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the
            Securi ties Act of 1933 that may also be deemed restricted.

            INVESTMENT                                          DATE OF ACQUISITION        COST              VALUE
            Aeroplane Income Fund Registered, Class D            01/08/07-05/22/07          $125,543             $184,735
            Bell Aliant Regional Communications Income Fund          07/11/06                 16,840               16,848
            Convexity Capital Offshore, LP                           02/16/06             11,000,000           15,411,093
            Jazz Air Income Fund                                 03/12/07-05/22/07            23,682               24,883
            Lansdowne UK Equity Fund Ltd.                            05/31/03              8,000,000           16,703,265
            Tosca                                                    07/01/04              4,700,000            9,368,584
                                                                                                              -----------
            Total                                                                                             $41,709,408
                                                                                                              ===========
       (d)  Illiquid security.
       (e)  Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2007.
            These positio ns are therefore grouped into their own industry classification.
       (f)  Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securities fair valued amounts to $41,709,408, which represents 10.4% of the fund's net assets.
       (g)  Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated
            principal amount.

                SUMMARY SCHEDULE OF INVESTMENTS
                ------------------------------------------------------------------------------
                Common Stocks                                                            77.5%
                Private Investment Funds                                                 10.4%
                Short-Term Investments                                                    5.7%
                Exchange-Traded Funds                                                     5.4%
                Preferred Stocks                                                          0.6%
                Rights                                                                    0.0%
                Warrants                                                                  0.0%
                ------------------------------------------------------------------------------
                Total Investments                                                        99.6%
                ------------------------------------------------------------------------------
                Other Assets in Excess of Liabilities                                     0.4%
                ------------------------------------------------------------------------------
                Net Assets                                                              100.0%
                ------------------------------------------------------------------------------

FINANCIAL FUTURES CONTRACTS

                                                                              INITIAL      NOTIONAL
                                                                             NOTIONAL      VALUE AT      UNREALIZED
 NUMBER OF                                                                    VALUE/     DECEMBER 31,   APPRECIATION/
 CONTRACTS    TYPE                                                          (PROCEEDS)       2007      (DEPRECIATION)
              Long Financial Futures Contracts
       65     March 2008 Australian Dollar                                  $ 5,706,710    $ 5,671,900     $(34,810)
       21     March 2008 British Pound                                        2,667,807      2,596,781      (71,026)
      113     March 2008 CAC40                                                9,231,612      9,360,066      128,454
      135     March 2008 Canadian Dollar                                     13,229,964     13,633,650      403,686
       24     March 2008 DAX Index                                            6,997,664      7,144,600      146,936
       54     March 2008 Euro FX GLBX                                         9,892,950      9,848,250      (44,700)
       79     March 2008 FTSE 100 Index                                      10,020,442     10,150,965      130,523
      120     March 2008 Japanese Yen                                        13,510,500     13,519,500        9,000
       10     March 2008 MIB Index                                            2,815,178      2,845,296       30,118
      125     March 2008 Swiss Franc                                         13,769,531     13,809,375       39,844
       79     March 2008 Topix Index                                         10,925,453     10,395,202     (530,251)
       93     March 2008 TSE 60 Index                                        14,854,369     15,331,172      476,803
                                                                                                          ---------
                                                                                                          $ 684,577
                                                                                                          =========

FORWARD CURRENCY CONTRACTS

                                                                                                       UNREALIZED
                                                                           IN EXCHANGE                APPRECIATION/
DESCRIPTION                                                                    FOR                    (DEPRECIATION)
Sell Contracts
Pds3,362,000  British Pounds Settling on 01/31/08                           $6,897,311                    $210,121
                                                                                                          ========

See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
TIFF US EQUITY FUND / SCHEDULE OF INVESTMENTS*                                                       DECEMBER 31, 2007

                                                                                           NUMBER
                                                                                          OF SHARES        VALUE

INVESTMENTS -- 101.2% OF NET ASSETS

COMMON STOCKS -- 63.2%

AEROSPACE AND DEFENSE -- 2.3%
AAR Corp.(a)                                                                                 61,500        $2,338,845
Boeing Co.                                                                                    8,400           734,664
Honeywell International, Inc.                                                                 5,000           307,850
L-3 Communications Holdings, Inc.                                                             5,200           550,888
Lockheed Martin Corp.                                                                         6,600           694,716
Northrop Grumman Corp.                                                                        7,900           621,256
                                                                                                         ------------
                                                                                                            5,248,219
                                                                                                         ------------
AIR FREIGHT & LOGISTICS -- 0.1%
FedEx Corp.                                                                                   2,200           196,174
                                                                                                         ------------

BEVERAGES -- 0.4%
PepsiCo, Inc.                                                                                10,900           827,310
                                                                                                         ------------

BIOTECHNOLOGY -- 0.3%
Gilead Sciences, Inc.(a)                                                                     14,300           657,943
                                                                                                         ------------

BUILDING PRODUCTS -- 0.6%
Armstrong World Industries, Inc.(a)                                                          34,500         1,383,795
                                                                                                         ------------

CAPITAL MARKETS -- 1.2%
Charles Schwab Corp. (The)                                                                   21,300           544,215
Franklin Resources, Inc.                                                                      3,000           343,290
Goldman Sachs Group, Inc.                                                                     4,300           924,715
Legg Mason, Inc.                                                                              2,700           197,505
Morgan Stanley                                                                               13,300           706,363
                                                                                                         ------------
                                                                                                            2,716,088
                                                                                                         ------------
CHEMICALS -- 1.8%
Dow Chemical Co. (The)                                                                       12,100           476,982
Nalco Holding Co.                                                                           118,981         2,876,961
Tronox, Inc., Class A                                                                        56,500           502,850
Tronox, Inc., Class B                                                                        31,000           268,150
                                                                                                         ------------
                                                                                                            4,124,943
                                                                                                         ------------
COMMERCIAL BANKS -- 2.1%
Comerica, Inc.                                                                                7,200           313,416
Fifth Third Bancorp                                                                          13,900           349,307
KeyCorp                                                                                      12,900           302,505
North Valley Bancorp                                                                         69,300           907,137
Prosperity Bancshares, Inc.                                                                  46,187         1,357,436
South Financial Group, Inc. (The)                                                            64,000         1,000,320
Wachovia Corp.                                                                                6,800           258,604
Wells Fargo & Co.                                                                            10,300           310,957
                                                                                                         ------------
                                                                                                            4,799,682
                                                                                                         ------------

COMMERCIAL SERVICES & SUPPLIES -- 0.0%
Preview Systems(a)(b)                                                                        66,800               334
                                                                                                         ------------
COMMUNICATIONS EQUIPMENT -- 0.5%
Cisco Systems, Inc.(a)                                                                       28,100           760,667
Juniper Networks, Inc.(a)                                                                    12,600           418,320
                                                                                                         ------------
                                                                                                            1,178,987
                                                                                                         ------------
COMPUTERS & PERIPHERALS -- 0.8%
Hewlett-Packard Co.                                                                          22,100         1,115,608
International Business Machines Corp. (IBM)                                                   1,900           205,390
Seagate Technology                                                                           16,300           415,650
                                                                                                         ------------
                                                                                                            1,736,648
                                                                                                         ------------
DIVERSIFIED CONSUMER SERVICES -- 3.6%
DeVry, Inc.                                                                                  96,000         4,988,160
ITT Educational Services, Inc.(a)                                                            37,100         3,163,517
                                                                                                         ------------
                                                                                                            8,151,677
                                                                                                         ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
Bank of America Corp.                                                                         7,800           321,828
JPMorgan Chase & Co.                                                                         25,900         1,130,535
                                                                                                         ------------
                                                                                                            1,452,363
                                                                                                         ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
AT&T, Inc.                                                                                   22,392           930,611
General Communications, Inc., Class A(a)                                                     94,100           823,375
Verizon Communications, Inc.                                                                 10,100           441,269
                                                                                                         ------------
                                                                                                            2,195,255
                                                                                                         ------------
ELECTRIC UTILITIES -- 1.8%
American Electric Power Co., Inc.                                                             2,000            93,120
Edison International                                                                          9,500           507,015
FirstEnergy Corp.                                                                             8,500           614,890
Portland General Electric Co.                                                               102,100         2,836,338
                                                                                                         ------------
                                                                                                            4,051,363
                                                                                                         ------------
ELECTRICAL EQUIPMENT -- 0.2%
Rockwell Automation, Inc.                                                                     7,000           482,720
                                                                                                         ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.9%
Checkpoint Systems, Inc.(a)                                                                 174,000         4,520,520
Rogers Corp.(a)                                                                              49,000         2,125,130
                                                                                                         ------------
                                                                                                            6,645,650
                                                                                                         ------------
ENERGY EQUIPMENT & SERVICES -- 0.1%
Halliburton Co.                                                                               6,400           242,624
                                                                                                         ------------

FOOD & STAPLES RETAILING -- 0.7%
Kroger Co. (The)                                                                             20,900           558,239
Safeway, Inc.                                                                                 8,000           273,680
Sysco Corp.                                                                                  16,100           502,481
Walgreen Co.                                                                                  9,400           357,952
                                                                                                         ------------
                                                                                                            1,692,352
                                                                                                         ------------
FOOD PRODUCTS -- 0.6%
Archer-Daniels-Midland Co.                                                                    8,300           385,369
ConAgra Foods, Inc.                                                                          18,300           435,357
General Mills, Inc.                                                                           9,500           541,500
                                                                                                         ------------
                                                                                                            1,362,226
                                                                                                         ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.9%
Cooper Companies, Inc. (The)                                                                 59,598         2,264,724
STERIS Corp.                                                                                 73,600         2,122,624
                                                                                                         ------------
                                                                                                            4,387,348
                                                                                                         ------------
HEALTH CARE PROVIDERS & SERVICES -- 6.3%
Aetna, Inc.                                                                                  11,100           640,803
AmerisourceBergen Corp.                                                                       9,500           426,265
AmSurg Corp.(a)                                                                              53,500         1,447,710
Cardinal Health, Inc.                                                                        10,200           589,050
CIGNA Corp.                                                                                  10,800           580,284
Express Scripts, Inc.(a)                                                                      8,500           620,500
LifePoint Hospitals, Inc.(a)                                                                 89,947         2,675,024
Lincare Holdings, Inc.(a)                                                                    20,000           703,200
McKesson Corp.                                                                                9,500           622,345
Medco Health Solutions, Inc.(a)                                                               3,400           344,760
Odyssey HealthCare, Inc.(a)                                                                 105,100         1,162,406
Owens & Minor, Inc.                                                                          50,800         2,155,444
PharmChem, Inc.(a)(b)                                                                       269,200               404
Universal Health Services, Inc., Class B                                                     37,000         1,894,400
Wellpoint, Inc.(a)                                                                            5,000           438,650
                                                                                                         ------------
                                                                                                           14,301,245
                                                                                                         ------------
HOTELS, RESTAURANTS & LEISURE -- 0.8%
McDonald's Corp.                                                                              9,700           571,427
Ruby Tuesday, Inc.                                                                           65,000           633,750
Yum! Brands, Inc.                                                                            17,600           673,552
                                                                                                         ------------
                                                                                                            1,878,729
                                                                                                         ------------
HOUSEHOLD DURABLES -- 0.1%
Garmin Ltd.                                                                                   2,000           194,000
                                                                                                         ------------

HOUSEHOLD PRODUCTS -- 0.2%
Kimberly-Clark Corp.                                                                          4,500           312,030
Procter & Gamble Co.                                                                          3,200           234,944
                                                                                                         ------------
                                                                                                              546,974
                                                                                                         ------------
INSURANCE -- 3.3%
Allstate Corp. (The)                                                                         12,200           637,206
Aon Corp.                                                                                     8,000           381,520
Arthur J. Gallagher & Co.                                                                    50,000         1,209,500
Brown & Brown, Inc.                                                                          60,000         1,410,000
Chubb Corp.                                                                                  11,200           611,296
Hilb, Rogal & Hobbs Co.                                                                      42,200         1,712,054
Loews Corp.                                                                                   6,000           302,040
Principal Financial Group                                                                     3,700           254,708
Travelers Companies, Inc. (The)                                                              11,500           618,700
XL Capital Ltd., Class A (Bermuda)                                                            7,400           372,294
                                                                                                         ------------
                                                                                                            7,509,318
                                                                                                         ------------
INTERNET & CATALOG RETAIL -- 0.0%
Geerlings & Wade, Inc.(a)                                                                    66,300            46,410
                                                                                                         ------------

INTERNET SOFTWARE & SERVICES -- 0.4%
eBay, Inc.(a)                                                                                20,100           667,119
Google, Inc., Class A(a)                                                                        400           276,592
                                                                                                         ------------
                                                                                                              943,711
                                                                                                         ------------
IT SERVICES -- 1.9%
Automatic Data Processing, Inc.                                                              13,200           587,796
Computer Sciences Corp.(a)                                                                    2,600           128,622
MoneyGram International, Inc.                                                               165,500         2,543,735
Wright Express Corp.(a)                                                                      29,300         1,039,857
                                                                                                         ------------
                                                                                                            4,300,010
                                                                                                         ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.0%
Thermo Fisher Scientific, Inc.(a)                                                            38,400         2,214,912
                                                                                                         ------------

MACHINERY -- 1.1%
Caterpillar, Inc.                                                                             8,600           624,016
Crane Co.                                                                                    12,200           523,380
Cummins, Inc.                                                                                 4,500           573,165
Eaton Corp.                                                                                   2,400           232,680
Parker-Hannifin Corp.                                                                         6,800           512,108
                                                                                                         ------------
                                                                                                            2,465,349
                                                                                                         ------------
MEDIA -- 3.1%
Cox Radio, Inc., Class A(a)                                                                 176,036         2,138,837
DIRECTV Group, Inc. (The)(a)                                                                 24,500           566,440
Liberty Global, Inc., Class A(a)                                                              9,600           376,224
Live Nation, Inc.(a)                                                                        192,669         2,797,554
Time Warner, Inc.                                                                            43,400           716,534
Walt Disney Co. (The)                                                                        11,900           384,132
                                                                                                         ------------
                                                                                                            6,979,721
                                                                                                         ------------
METALS AND MINING -- 0.5%
Nucor Corp.                                                                                  10,000           592,200
Pacific Rim Mining Corp. (Canada)(a)(c)(e)                                                   35,000            37,450
Southern Copper Corp.                                                                         4,200           441,546
                                                                                                         ------------
                                                                                                            1,071,196
                                                                                                         ------------
MULTILINE RETAIL -- 1.8%
Big Lots, Inc.(a)                                                                           110,125         1,760,899
Macy's, Inc.                                                                                  7,800           201,786
Saks, Inc.(a)                                                                               100,000         2,076,000
                                                                                                         ------------
                                                                                                            4,038,685
                                                                                                         ------------
MULTI-UTILITIES -- 1.0%
PNM Resources, Inc.                                                                          80,800         1,733,160
Public Service Enterprise Group, Inc.                                                         6,100           599,264
                                                                                                         ------------
                                                                                                            2,332,424
                                                                                                         ------------
OFFICE ELECTRONICS -- 1.2%
Zebra Technologies Corp., Class A(a)                                                         79,900         2,772,530
                                                                                                         ------------

OIL, GAS & CONSUMABLE FUELS -- 5.8%
Chevron Corp.                                                                                13,700         1,278,621
ConocoPhillips                                                                               14,000         1,236,200
EnCana Corp. (Canada)                                                                         4,100           278,636
Encore Acquisition Co.(a)                                                                    30,600         1,021,122
Exxon Mobil Corp.                                                                            24,500         2,295,405
Marathon Oil Corp.                                                                           12,400           754,664
Occidental Petroleum Corp.                                                                    3,300           254,067
Petro-Canada (Canada)                                                                         5,500           294,910
Plains Exploration & Production Co.(a)                                                       35,610         1,922,940
Stone Energy Corp.(a)                                                                        64,000         3,002,240
Valero Energy Corp.                                                                          10,700           749,321
                                                                                                         ------------
                                                                                                           13,088,126
                                                                                                         ------------
PHARMACEUTICALS -- 1.3%
Johnson & Johnson                                                                            11,500           767,050
Pfizer, Inc.                                                                                 54,800         1,245,604
Salix Pharmaceuticals Ltd.(a)                                                               134,700         1,061,436
                                                                                                         ------------
                                                                                                            3,074,090
                                                                                                         ------------
ROAD & RAIL -- 1.1%
Avis Budget Group, Inc.(a)                                                                  141,800         1,843,400
Norfolk Southern Corp.                                                                        4,400           221,936
Union Pacific Corp.                                                                           4,100           515,042
                                                                                                         ------------
                                                                                                            2,580,378
                                                                                                         ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.7%
Applied Materials, Inc.                                                                      12,000           213,120
Cabot Microelectronics Corp.(a)                                                              68,000         2,441,880
Intel Corp.                                                                                  17,800           474,548
Texas Instruments, Inc.                                                                      21,900           731,460
                                                                                                         ------------
                                                                                                            3,861,008
                                                                                                         ------------
SOFTWARE -- 1.5%
Microsoft Corp.                                                                              51,700         1,840,520
NexPrise, Inc.(a)(b)                                                                         28,553             5,996
Oracle Corp.(a)                                                                              44,100           995,778
Symantec Corp.(a)                                                                            29,600           477,744
                                                                                                         ------------
                                                                                                            3,320,038
                                                                                                         ------------
SPECIALTY RETAIL -- 2.7%
Aaron Rents, Inc.                                                                           100,388         1,931,465
Best Buy Co., Inc.                                                                           11,600           610,740
Sally Beauty Holdings, Inc.(a)                                                              136,141         1,232,076
Zale Corp.(a)                                                                               144,800         2,325,488
                                                                                                         ------------
                                                                                                            6,099,769
                                                                                                         ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.3%
Nike, Inc., Class B                                                                          10,000           642,400
                                                                                                         ------------

THRIFTS & MORTGAGE FINANCE -- 1.8%
BankUnited Financial Corp., Class A                                                          62,000           427,800
Downey Financial Corp.                                                                       31,395           976,698
People's United Financial, Inc.                                                             121,200         2,157,360
Washington Mutual, Inc.                                                                      31,700           431,437
                                                                                                         ------------
                                                                                                            3,993,295
                                                                                                         ------------
TOBACCO -- 0.1%
Reynolds American, Inc.                                                                       4,200           277,032
                                                                                                         ------------

TRADING COMPANIES & DISTRIBUTORS -- 0.4%
United Rentals, Inc.(a)                                                                      50,200           921,672
                                                                                                         ------------

WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
Rogers Communications, Inc., Class B (Canada)                                                 6,300           285,075
Sprint Nextel Corp.                                                                          36,700           481,871
                                                                                                         ------------
                                                                                                              766,946
                                                                                                         ------------
Total Common Stocks
  (Cost $124,707,995)                                                                                     143,753,669
                                                                                                         ------------
COMMINGLED INVESTMENT VEHICLES -- 23.4%

PRIVATE INVESTMENT FUNDS -- 23.4% (D)
Adage Capital Partners, LP(a)(b)(c)(e)                                                                     33,936,746
Freeman Fair Value Fund I, LP(a)(c)(e)                                                                     19,179,307
Gotham Partners, LP(a)(b)(c)(e)                                                                               127,994
                                                                                                         ------------
Total Commingled Investment Vehicles
  (Cost $38,497,786)                                                                                       53,244,047
                                                                                                         ------------

                                                                  INTEREST  MATURITY   PRINCIPAL
                                                                    RATE      DATE       AMOUNT

SHORT-TERM INVESTMENTS -- 14.6%

REPURCHASE AGREEMENT -- 7.4%
State Street Bank & Trust Co. Repurchase Agreement issued
  on 12/31/07 (proceeds at maturity $16,913,265)
  (Collateralized by a $13,170,000 US Treasury Inflation
  Index Note, 3.50%, due 1/15/11 with a market value,
  including accrued interest, of $17,252,700)
  (Cost $16,911,339)                                              2.050%    01/02/08    $16,911,339        16,911,339
                                                                                                         ------------

US TREASURY SECURITIES -- 7.2%
US Treasury Bill(f)                                                         02/14/08      4,500,000         4,484,385
US Treasury Bill(f)                                                         02/21/08      4,000,000         3,983,596
US Treasury Bill(f)                                                         03/06/08      2,000,000         1,989,216
US Treasury Bill(f)                                                         04/10/08      1,000,000           991,200
US Treasury Bill(f)                                                         05/01/08      1,000,000           989,233
US Treasury Bill(f)(g)                                                      05/29/08      4,000,000         3,946,440
                                                                                                         ------------
Total US Treasury Securities
  (Cost $16,362,137)                                                                                       16,384,070
                                                                                                         ------------
Total Short-Term Investments
  (Cost $33,273,476)                                                                                       33,295,409
                                                                                                         ------------
Total Investments -- 101.2%
  (Cost $196,479,257)                                                                                     230,293,125

Liabilities in Excess of Other Assets -- (1.2%)                                                            (2,705,477)
                                                                                                         ------------
Net Assets -- 100.0%                                                                                     $227,587,648
                                                                                                         ============

  * Approximately 63.0% of the fund's total investments are maintained to cover "senior securities transactions" which may include, but are not limited to forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund's "senior securities" holdings to maintain proper coverage for these transactions.

(a) Non-income producing security.
(b) Illiquid security.
(c) Restricted Securities. The following restricted securities were held by the fund as of December 31, 2007, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund's net assets.
    All of the below securities are illiquid, with the exception of Freeman Fair Value Fund I, LP and Pacific Rim
    Mining Corp. (Canada). TIP's board of directors deemed Pacific Rim Mining Corp. (Canada) to be liquid. The valuation committee has determined the partnership interest in Freeman Fair Value Fund I, LP to be liquid based on the ability to redeem the private investment fund interest upon seven days notice and payment of a 0.25%
    redemption fee. The TIP board of directors duly ratified the liquidity determination and agreed to fair value the private investment fund at 99.75% of its stated market value to take into account this potential redemption fee.
    The below list does not include securities eligible for resale without registration under Rule 144A of the
    Securities Act of 1933. These securities may also be deemed to be restricted.

    INVESTMENT                                                  DATE OF ACQUISITION       COST           VALUE
    Adage Capital Partners, LP                                   01/01/02-06/30/03      $19,847,065    $33,936,746
    Freeman Fair Value Fund I, LP                                10/01/04-12/31/04       18,000,000     19,179,307
    Gotham Partners, LP                                               06/29/97              650,721        127,994
    Pacific Rim Mining Corp. (Canada)                                 06/01/04              100,800         37,450
                                                                                                       -----------
    Total                                                                                              $53,281,497
                                                                                                       ===========

(d) Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2007. These positions are therefore grouped into their own industry classification.
(e) Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securiti es fair valued amounts to $53,281,497, which represents 23.4% of the fund's net assets.
(f) Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.
(g) Security or a portion thereof is pledged as initial margin for financial futures contracts.

            SUMMARY SCHEDULE OF INVESTMENTS
            ------------------------------------------------------------------------------
            Common Stocks                                                            63.2%
            Private Investment Funds                                                 23.4%
            Short-Term Investments                                                   14.6%
            ------------------------------------------------------------------------------
            Total Investments                                                       101.2%
            ------------------------------------------------------------------------------
            Liabilities in Excess of Other Assets                                   (1.2%)
            ------------------------------------------------------------------------------
            Net Assets                                                              100.0%
            ------------------------------------------------------------------------------

FINANCIAL FUTURES CONTRACTS

                                                                        INITIAL       NOTIONAL
                                                                        NOTIONAL      VALUE AT      UNREALIZED
 NUMBER OF                                                               VALUE/     DECEMBER 31,   APPRECIATION/
 CONTRACTS    TYPE                                                     (PROCEEDS)       2007       (DEPRECIATION)
              Long Financial Futures Contracts
    244       March 2008 S&P 500 Index                               $ 89,421,487   $ 90,109,200      $687,713

              Short Financial Futures Contracts
     18       March 2008 Midcap 400 Index                              (7,698,600)    (7,783,200)      (84,600)
     90       March 2008 Russell 2000 Index                           (35,001,250)   (34,749,000)      252,250
                                                                                                      --------
                                                                                                       167,650
                                                                                                      --------
                                                                                                      $855,363
                                                                                                      ========

See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
TIFF SHORT-TERM FUND / SCHEDULE OF INVESTMENTS*                                                      DECEMBER 31, 2007

                                                                   INTEREST    MATURITY     PRINCIPAL
                                                                     RATE        DATE         AMOUNT         VALUE

INVESTMENTS -- 98.7% OF NET ASSETS

SHORT-TERM INVESTMENTS -- 98.7%

TIME DEPOSIT -- 0.1%
State Street Bank & Trust Co.
  (Cost $151,000)                                                 4.000%    01/02/08       $151,000          $151,000
                                                                                                         ------------

US TREASURY SECURITIES -- 98.6%
US Treasury Bill(a)                                                         03/06/08     49,000,000        48,735,792
US Treasury Bill(a)                                                         04/10/08     14,000,000        13,876,800
US Treasury Bill(a)                                                         04/17/08      4,500,000         4,457,867
US Treasury Bill(a)                                                         04/24/08      1,000,000           990,033
US Treasury Bill(a)                                                         05/01/08     12,500,000        12,365,413
US Treasury Bill(a)                                                         05/08/08     18,000,000        17,794,260
US Treasury Bill(a)                                                         05/15/08      2,000,000         1,975,732
US Treasury Bill(a)                                                         05/29/08     11,000,000        10,852,710
US Treasury Bill(a)                                                         06/05/08      1,000,000           986,093
US Treasury Bill(a)                                                         06/12/08      4,000,000         3,941,140
US Treasury Bill(a)                                                         06/26/08     42,000,000        41,320,944
                                                                                                         ------------
Total US Treasury Securities
  (Cost $157,109,645)                                                                                     157,296,784
                                                                                                         ------------
Total Short-Term Investments
  (Cost $157,260,645)                                                                                     157,447,784
                                                                                                         ------------
Total Investments -- 98.7%
  (Cost $157,260,645)                                                                                     157,447,784

Other Assets in Excess of Liabilities -- 1.3%                                                               2,098,389
                                                                                                         ------------
Net Assets -- 100.0%                                                                                     $159,546,173
                                                                                                         ============

(a) Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

            SUMMARY SCHEDULE OF INVESTMENTS
            ------------------------------------------------------------------------------
            Short-Term Investments                                                   98.7%
            ------------------------------------------------------------------------------
            Total Investments                                                        98.7%
            ------------------------------------------------------------------------------
            Other Assets in Excess of Liabilities                                     1.3%
            ------------------------------------------------------------------------------
            Net Assets                                                              100.0%
            ------------------------------------------------------------------------------


See accompanying Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                                                                            DECEMBER 31, 2007

                                                                      TIFF               TIFF            TIFF            TIFF
                                                                   MULTI-ASSET      INTERNATIONAL      US EQUITY      SHORT-TERM
                                                                      FUND           EQUITY FUND         FUND            FUND
ASSETS
Investments in securities, at value (cost: $1,694,871,371;
  $264,607,545; $179,567,918; $157,260,645)                       $2,046,826,252     $385,691,004     $213,381,786   $157,447,784
Repurchase agreements (cost: $234,177,044;
  $13,041,555; $16,911,339; $ --)                                    234,177,044       13,041,555       16,911,339             --
Cash                                                                      30,180            5,930           10,207      1,069,133
Deposits with brokers for securities sold short                       21,586,715               --               --             --
Cash denominated in foreign currencies
  (cost: $843,182; $585,279; $ --; $ --)                                 851,450          591,477               --             --
Receivables for:
  Investment securities sold                                           1,242,316        8,485,584               --             --
  Interest                                                             4,241,533              744              967          9,195
  Dividends and tax reclaims                                           2,514,155          568,482          193,093             --
  Capital stock sold                                                          --               --               --      1,182,375
Unrealized appreciation on forward currency contracts                    284,431          210,121               --             --
Swap contracts, at value                                                 911,353               --               --             --
                                                                  ---------------------------------------------------------------
TOTAL ASSETS                                                       2,312,665,429      408,594,897      230,497,392    159,708,487
                                                                  ---------------------------------------------------------------
LIABILITIES
Reverse repurchase agreements (Note 7)                                64,785,975               --               --             --
Securities sold short, at value (proceeds: $15,181,812; $ --;
  $ --; $ --)                                                         13,557,200               --               --             --
Due to broker for futures variation margin                             2,643,927          367,366          424,400             --
Payable for:
  Capital stock repurchased                                                1,270               --               --         10,000
  Investment securities purchased                                      7,049,332        1,771,201          480,964             --
  Cover of securities sold short                                       4,856,108               --               --             --
  Other accrued expenses                                                 836,210          450,013          104,142         62,674
  Money manager fees                                                     113,429           51,590               --             --
  Dividends on securities sold short                                      90,183               --               --             --
  Interest on reverse repurchase agreements                               91,052               --               --             --
  Distributions                                                               --        5,786,865        1,900,238         89,640
                                                                  ---------------------------------------------------------------
TOTAL LIABILITIES                                                     94,024,686        8,427,035        2,909,744        162,314
                                                                  ---------------------------------------------------------------

NET ASSETS                                                        $2,218,640,743     $400,167,862     $227,587,648   $159,546,173
                                                                  ===============================================================

SHARES OUTSTANDING (500,000,000 AUTHORIZED SHARES, PAR VALUE
  $0.001 FOR EACH FUND)                                              133,217,063       22,667,202       16,998,375     16,311,537
                                                                  ===============================================================

NET ASSET VALUE PER SHARE                                                 $16.65           $17.65           $13.39          $9.78
                                                                  ===============================================================

COMPONENTS OF NET ASSETS:
  Capital stock                                                   $1,957,480,803     $300,848,843     $203,800,076   $162,405,348
  Undistributed (distribution in excess of) net investment
    income                                                           (61,627,992)     (23,723,183)      (3,276,600)         2,471
  Accumulated net realized loss on investments                       (31,888,979)       1,061,171       (7,605,059)    (3,048,785)
  Net unrealized appreciation on investments and
      foreign currencies                                             354,676,911      121,981,031       34,669,231        187,139
                                                                  ---------------------------------------------------------------
                                                                  $2,218,640,743     $400,167,862     $227,587,648   $159,546,173
                                                                  ===============================================================

---------------------------------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements.


---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                                                     FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                            TIFF           TIFF           TIFF           TIFF
                                                                        MULTI-ASSET    INTERNATIONAL    US EQUITY     SHORT-TERM
                                                                            FUND        EQUITY FUND       FUND           FUND
INVESTMENT INCOME
Interest                                                                $46,304,014      $1,120,925      $1,479,955    $5,884,672
Dividends (net of foreign withholding taxes
  of $904,333; $591,835; $2,596; $ --)                                   19,186,028       8,064,428       1,606,371            --
Miscellaneous Income                                                          4,251             937              --            --
                                                                       ----------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  65,494,293       9,186,290       3,086,326     5,884,672
                                                                       ----------------------------------------------------------

OPERATING EXPENSES
Investment advisory fees                                                  3,307,718         514,921         358,615        37,237
Money manager fees                                                        5,188,733       1,222,455         901,621            --
Custodian and accounting fees                                             1,435,258         467,127         163,105        28,669
Administration fees                                                         972,458         170,319         120,256        65,024
Transfer agent fees                                                          34,277          27,114          26,864        30,467
Professional fees                                                           353,840          94,378          80,702        42,705
Operations monitoring agent fee                                             330,378          56,361          38,533        20,431
Chief compliance officer fees                                               109,833          18,537          13,132         6,731
Insurance                                                                    54,256           9,382           7,253         3,231
Registration and filing fees                                                 48,655          25,321          24,277        25,533
Interest (Note 7)                                                         1,678,951              --              --            --
Dividends on securities sold short                                          434,987              --              --            --
Miscellaneous fees and other                                                192,664          28,894          17,813         6,040
                                                                       ----------------------------------------------------------
TOTAL OPERATING EXPENSES                                                 14,142,008       2,634,809       1,752,171       266,068
                                                                       ----------------------------------------------------------
NET INVESTMENT INCOME                                                    51,352,285       6,551,481       1,334,155     5,618,604
                                                                       ----------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
  Investments (net of foreign withholding taxes on capital gains of
    $ --; $4,131; $ --; $ --)                                            72,100,722      22,525,965      20,462,757       374,543
  Short sales                                                            (1,409,139)             --              --            --
  Swap agreements                                                        17,139,595       1,675,825              --            --
  Financial futures contracts                                            20,490,087       4,964,004       1,412,681            --
  Forward currency contracts and foreign currency-related
  transactions                                                             (196,053)       (297,245)             52            --
                                                                       ----------------------------------------------------------
NET REALIZED GAIN                                                       108,125,212      28,868,549      21,875,490       374,543

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON
  INVESTMENTS AND FOREIGN CURRENCIES                                     91,992,525      19,093,655     (16,632,454)      143,938
                                                                       ----------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES                                                            200,117,737      47,962,204       5,243,036       518,481
                                                                       ----------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $251,470,022     $54,513,685      $6,577,191    $6,137,085
                                                                       ==========================================================

---------------------------------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   TIFF                    TIFF INTERNATIONAL
                                                                             MULTI-ASSET FUND                  EQUITY FUND
                                                                       -----------------------------   ---------------------------
                                                                           Year            Year            Year           Year
                                                                           Ended           Ended          Ended          Ended
                                                                        12/31/2007      12/31/2006      12/31/2007     12/31/2006
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income                                                 $   51,352,285  $   30,482,547   $  6,551,481   $  5,627,444
Net realized gain (loss) on investments and foreign currencies           108,125,212      64,830,448     28,868,549     22,672,124
Net change in unrealized appreciation (depreciation) on
  investments and foreign currencies                                      91,992,525     106,584,302     19,093,655     38,428,889
                                                                      ------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     251,470,022     201,897,297     54,513,685     66,728,457
                                                                      ------------------------------------------------------------

DISTRIBUTIONS
  From net investment income                                             (97,377,333)    (41,635,972)   (19,178,571)   (11,179,600)
  From net realized gains                                               (129,492,056)    (52,218,574)   (31,373,711)   (17,116,796)
                                                                      ------------------------------------------------------------
DECREASE IN NET ASSETS RESULTING FROM DISTRIBUTIONS                     (226,869,389)    (93,854,546)   (50,552,282)   (28,296,396)
                                                                      ------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                                481,029,578     458,262,490     84,020,472     14,575,036
Proceeds from distributions reinvested                                   141,099,712      62,644,313     43,847,020     24,627,390
Entry/exit fees                                                            2,568,435       2,754,103        847,285        287,516
Cost of shares redeemed                                                  (30,240,232)    (90,254,414)   (28,315,991)   (23,650,240)
                                                                      ------------------------------------------------------------
NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS                  594,457,493     433,406,492    100,398,786     15,839,702
                                                                      ------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                  619,058,126     541,449,243    104,360,189     54,271,763

NET ASSETS
Beginning of year                                                      1,599,582,617   1,058,133,374    295,807,673    241,535,910
                                                                      ------------------------------------------------------------
End of year                                                           $2,218,640,743  $1,599,582,617   $400,167,862   $295,807,673
                                                                      ============================================================

  Including undistributed (distributions in excess of) net
    investment income                                                 $  (61,627,992) $  (25,352,934)  $(23,723,183)  $ (9,739,860)
                                                                      ------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold                                                               28,410,002      29,024,597      4,474,627        894,010
Shares reinvested                                                          8,361,816       3,926,116      2,456,889      1,450,820
Shares redeemed                                                           (1,733,657)     (5,708,540)    (1,484,525)    (1,494,199)
                                                                      ------------------------------------------------------------
NET INCREASE (DECREASE)                                                   35,038,161      27,242,173      5,446,991        850,631
                                                                      ------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

                                                                                 TIFF US                         TIFF
                                                                               EQUITY FUND                  SHORT-TERM FUND
                                                                       ---------------------------   -------------------------
                                                                           Year           Year           Year            Year
                                                                          Ended          Ended           Ended           Ended
                                                                        12/31/2007     12/31/2006     12/31/2007      12/31/2006
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income                                                  $  1,334,155   $  1,283,392    $  5,618,604    $  4,758,438
Net realized gain (loss) on investments and foreign currencies           21,875,490     18,038,255         374,543        (162,445)
Net change in unrealized appreciation (depreciation) on
  investments and foreign currencies                                    (16,632,454)    13,694,356         143,938          (5,342)
                                                                       -----------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      6,577,191     33,016,003       6,137,085       4,590,651
                                                                       -----------------------------------------------------------

DISTRIBUTIONS
  From net investment income                                             (2,181,469)    (1,372,239)     (5,635,810)     (4,730,004)
  From net realized gains                                               (27,962,663)   (20,249,653)             --              --
                                                                       -----------------------------------------------------------
DECREASE IN NET ASSETS RESULTING FROM DISTRIBUTIONS                     (30,144,132)   (21,621,892)     (5,635,810)     (4,730,004)
                                                                       -----------------------------------------------------------

CaPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                                23,581,413     18,672,166     220,940,206     165,500,678
Proceeds from distributions reinvested                                   27,430,474     19,112,907       4,504,200       3,987,415
Entry/exit fees                                                              99,858        127,488              --              --
Cost of shares redeemed                                                 (16,325,832)   (32,276,603)   (165,643,256)   (187,047,682)
                                                                       -----------------------------------------------------------
NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS                  34,785,913      5,635,958      59,801,150     (17,559,589)
                                                                       -----------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                  11,218,972     17,030,069      60,302,425     (17,698,942)

NET ASSETS
Beginning of year                                                       216,368,676    199,338,607      99,243,748     116,942,690
                                                                       -----------------------------------------------------------
End of year                                                            $227,587,648   $216,368,676    $159,546,173    $ 99,243,748
                                                                       ===========================================================

  Including undistributed (distributions in excess of) net
    investment income                                                  $ (3,276,600)  $ (1,525,399)   $      2,471    $     19,677
                                                                       -----------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold                                                               1,525,601      1,261,453      22,605,394      16,972,699
Shares reinvested                                                         1,973,778      1,279,677         461,678         409,519
Shares redeemed                                                          (1,021,604)    (2,189,571)    (16,949,159)    (19,165,117)
                                                                       -----------------------------------------------------------
NET INCREASE (DECREASE)                                                   2,477,775        351,559       6,117,913      (1,781,899)
                                                                       -----------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CASH FLOWS                                                                      FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                        TIFF            TIFF             TIFF            TIFF
                                                                    MULTI-ASSET     INTERNATIONAL      US EQUITY      SHORT-TERM
                                                                        FUND         EQUITY FUND         FUND            FUND
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations               $  251,470,022    $ 54,513,685     $ 6,577,191    $  6,137,085
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
  Investments purchased                                            (1,390,334,513)   (114,729,315)    (77,617,077)             --
  Investments sold                                                  1,026,763,253      45,523,800      84,712,785              --
  Purchases to cover securities sold short                            (68,707,348)             --              --              --
  Securities sold short                                                46,070,061              --              --              --
  (Purchase)/Sale of short term investments, net                     (134,326,191)      2,910,654     (13,579,249)    (59,662,368)
  Amortization (accretion) of discount and premium, net                (7,548,416)             --              --              --
  Decrease in advance purchase of investment                           15,000,000              --              --              --
  (Decrease) in investment redemption received in advance                      --              --      (5,000,000)             --
  Decrease in deposits with brokers for securities sold short          17,137,689              --              --              --
  Increase in due to broker for futures variation margin                1,687,264         299,741         433,900              --
  (Increase) in cash denominated in foreign currencies                   (129,956)       (204,759)             --              --
  (Increase) decrease in interest receivable                           (2,175,594)          2,884           4,308          (5,635)
  (Increase) in dividends and tax reclaims receivable                  (1,432,833)       (295,195)        (10,262)             --
  Increase in dividends payable for securities sold short                   9,808              --              --              --
  Increase in interest payable                                             88,479              --              --              --
  Increase in accrued expenses and other liabilities                      580,164         152,864          32,705          23,260
  Net realized (gain)                                                 (70,691,583)    (22,525,965)    (20,462,757)             --
  Net change in unrealized (appreciation) depreciation on
   investments and foreign currencies                                 (93,367,275)    (18,866,216)     16,816,717        (143,938)
                                                                   --------------------------------------------------------------
Net cash (used in) operating activities                              (409,906,969)    (53,217,822)     (8,091,739)    (53,651,596)
                                                                   --------------------------------------------------------------

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES
Proceeds from shares sold                                             483,446,812      84,655,387      23,640,456     220,603,060
Payment on shares redeemed                                            (30,089,031)    (28,103,621)    (16,285,018)   (165,782,073)
Cash distributions paid                                               (85,769,677)     (3,328,514)     (2,753,992)     (1,097,730)
Increase in payable for reverse repurchase agreements                  35,973,036              --              --              --
                                                                   --------------------------------------------------------------
Net cash from financing activities                                    403,561,140      53,223,252       4,601,446      53,723,257
                                                                   --------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH                                        (6,345,829)          5,430      (3,490,293)         71,661
Cash at beginning of year                                               6,376,009             500       3,500,500         997,472
                                                                   --------------------------------------------------------------
Cash at end of year                                                $       30,180    $      5,930     $    10,207    $  1,069,133
                                                                   ==============================================================

---------------------------------------------------------------------------------------------------------------------------------
Non cash financing activities not included herein consist of
reinvestment of all distributions of:                              $  141,099,712    $ 43,847,020     $27,430,474    $  4,504,200


Interest paid was $1,590,472 for TIFF Multi-Asset Fund.


See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                 DECEMBER 31, 2007

1. ORGANIZATION

TIFF Investment Program, Inc. ("TIP") was organized as a Maryland corporation on December 23, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. TIP currently has four active funds: TIFF Multi-Asset Fund (Multi-Asset Fund), TIFF International Equity Fund (International Equity Fund), TIFF US Equity Fund (US Equity Fund), and TIFF Short-Term Fund (Short-Term Fund), collectively referred to as the "funds."

Investment Objectives

-------------------------------------------------------------------------------
FUND                       INVESTMENT OBJECTIVES
-------------------------------------------------------------------------------

Multi-Asset                Attain a growing stream of current income and
                           appreciation of principal that at least offsets inflation.

International Equity       Attain appreciation of principal that at least
                           offsets inflation.

US Equity                  Attain a growing stream of current income and
                           appreciation of principal that at least offsets inflation.

Short-Term                 Attain as high a rate of current income as is
                           consistent with ensuring that the fund's risk of principal loss does not exceed that of a portfolio invested in six-month US Treasury bills.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of asset and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Securities listed on a securities exchange for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services and are deemed representative of market values at the close of the market. Unlisted securities or securities for which over-the-counter market quotations are readily available are valued at the latest bid price. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Exchange-traded and over-the-counter options and futures contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short future and written option sales contracts). Forward foreign currency exchange contracts are valued at their respective fair market values. Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value net of any applicable sales loads.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the time at which net asset values of the funds are determined may be reflected in the funds' calculation of the net asset value if the funds' valuation committee believes that the particular event would materially affect net asset value. The funds also employ a fair value model to adjust prices to reflect such events.

Certain funds invest in private investment funds, which may be referred to in this report as commingled investment vehicles, that pursue certain alternative investment strategies. Private investment interests held by the funds are generally not securities for which market quotations are readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The TIP board of directors has approved valuation procedures pursuant to which the funds value their interests in private investment funds at "fair value." In accordance with these procedures, fair value of private investment interests ordinarily is based on the estimated value of the private investment fund, as provided to the funds by the management of the private investment fund. Fair value is intended to represent a good faith approximation of the amount that a fund could reasonably expect to receive from the private investment fund if the fund's interest in the private investment was sold at the time of valuation, based on information reasonably available at the time valuation is made and that the fund believes is reliable. If the private investment fund does not provide a value to a fund on a timely basis, the fund would determine the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time the fund values its portfolio including, for example, price movements in exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated.

Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by TIP's board of directors. Such procedures use fundamental valuation methods, which may include, but are not limited to, the analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed). Interest income and expenses are recorded on an accrual basis. The funds accrete discount or amortize premium using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The funds recognize paydown gains and losses for such securities and reflect them in investment income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the funds, using reasonable diligence, become aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The funds use the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Income Taxes

There is no provision for federal income or excise tax since each fund has elected to be taxed as a regulated investment company ("RIC") and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to RICs and to distribute substantially all of its taxable income. The funds may be subject to foreign taxes on income, gains on investments, or currency repatriation. The funds accrue such taxes, as applicable, as a reduction from the related income and realized and unrealized gain as and when such income is earned and gains are recognized.

The funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on June 29, 2007. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the funds' tax returns to determine whether the tax positions are more likely than not of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 was applied to all open tax years (2004 and forward) as of the effective date. The adoption of FIN No. 48 did not have an effect on the net asset value, financial condition or results of operations of the funds as there were no liabilities for unrecognized tax benefits. As of and during the year ended December 31, 2007, the funds did not have any liabilities for any unrecognized tax benefits. Management's determinations regarding FIN 48 may be subject to review and adjustment at a later date based upon factors including, but not limited to, further implementation guidance from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

Expenses

Expenses directly attributable to a fund are charged to that fund's operations; expenses that are applicable to all funds are allocated among them based on their relative average daily net assets.

Dividends to Members

It is the policy of all funds to declare dividends according to the following schedule:

    ----------------------------------------------------------------------
                                     DIVIDENDS FROM NET     CAPITAL GAINS
    FUND                              INVESTMENT INCOME     DISTRIBUTIONS
    ----------------------------------------------------------------------

    Multi-Asset                               Quarterly          Annually
    International Equity                  Semi-annually          Annually
    US Equity                                 Quarterly          Annually
    Short-Term                                  Monthly          Annually

The Multi-Asset Fund has adopted a managed distribution policy that aims, on a best efforts basis, to distribute approximately 5% of its net assets in the form of dividends and distributions each year. Pursuant to this policy, the fund may make distributions that are ultimately characterized as return of capital.

Dividends from net short-term capital gains and net long-term capital gains of each fund, if any, are normally declared and paid in December, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the funds are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

 (i) the foreign currency value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date and

(ii) purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net unrealized foreign currency gain or loss is included in the Statement of Operations.

The funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the assets of each fund, less its liabilities, by the number of outstanding shares of the fund.

New Accounting Pronouncement

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statements of changes in net assets for a fiscal period.

3. FINANCIAL INSTRUMENTS

Forward Currency Contracts

The funds may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the fund's portfolio securities. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily, and the change in value is recorded by the funds as an unrealized gain or loss. When a forward currency contract is extinguished through delivery or by entry into a closing contract, the funds record a realized gain or loss on foreign currency-related transactions equal to the difference between the value of the contract at the time of purchase and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund's Statement of Assets and Liabilities. In addition, the funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

Financial Futures Contracts

The funds may engage in trading financial futures contracts. A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery at a future date. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require a fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made to or received from the broker in the approximate amount of daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss in the Statement of Operations. These investments require initial margin deposits which consist of cash or cash equivalents, equal to approximately 5%-10% of the contract amount.

Each fund may use futures contracts to manage its market exposures and its exposure to fluctuations in currency values. Futures contracts are primarily used to increase or decrease the funds' exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, an illiquid secondary market for the contracts, or counterparties not performing under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Short Selling

The funds may sell securities they do not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. A fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, a fund records the proceeds as a deposit with broker in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities sold under the short sale agreement. The cash is retained by the fund's broker as collateral for the short position. The liability is marked to market while it remains open to reflect the current settlement obligation. Until the security is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by a fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is realized.

In "short selling," a fund sells borrowed securities which must at some date be repurchased and returned to the lender. If the market value of securities sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.

Options

Each fund may use option contracts to manage its market exposures and its exposure to fluctuation in interest rates and currency values. Option contracts are primarily used to increase or decrease the fund's exposure to the underlying instrument and may serve as hedges for other fund investments.

Interest Only Securities

Interest only securities (IOs) entitle the holder to the interest payments in a pool of mortgages, Treasury bonds, or other bonds. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investment in an IO. The fair market value of these securities is volatile in response to changes in interest rates.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty generally is limited to the net payment to be received by a fund, and/or the termination value at the end of the contract. Therefore, the fund considers the creditworthiness of each counterparty to a swap contract when evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or indices.

The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the funds' valuation procedures.

Commodity Index-Linked Notes

The Multi-Asset Fund may invest in structured notes whose value is based on the price movements of commodities, including an index of commodities. The value of those notes will rise and fall in response to changes in the underlying commodities, and the amount of such response will depend upon the amount of leverage embedded in the note. These types of notes may be more or less volatile and more or less liquid than more traditional debt securities. Fluctuations in the value of these notes are recorded as unrealized gains and losses in the accompanying financial statements. Interest income is accrued daily and received periodically throughout the term of the notes. Realized gains/losses are recorded at the maturity or termination of the notes.

4. INVESTMENT ADVISORY AGREEMENT, MONEY MANAGER AGREEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

TIP's board of directors has approved investment advisory agreements with TIFF Advisory Services, Inc. ("TAS"). Each fund pays TAS a maximum monthly fee calculated by applying the following annual rates to such fund's average daily net assets for the month:

--------------------------------------------------------------------------------
                                                                US
                                  MULTI-ASSET  INTERNATIONAL  EQUITY  SHORT-TERM
ASSETS                                FUND      EQUITY FUND    FUND     FUND
--------------------------------------------------------------------------------

On the first $500 million            0.20%         0.15%      0.15%     0.03%
On the next $500 million             0.18%         0.13%      0.13%     0.03%
On the next $500 million             0.15%         0.11%      0.11%     0.02%
On the next $500 million             0.13%         0.09%      0.09%     0.02%
On the next $500 million             0.11%         0.07%      0.07%     0.01%
On the remainder (> $2.5 billion)    0.09%         0.05%      0.05%     0.01%

TIP's board of directors has approved money manager agreements with each of the money managers. Money managers will receive annual management fees equal to a stated percentage of the value of fund assets under management that is adjusted upward or downward, proportionately, to reflect actual investment performance over the applicable time period relative to a chosen benchmark rate of return. Certain money managers, however, will receive management fees equal to a specified percentage per annum of the assets under management with a single rate or on a descending scale. Money managers who provide services to the funds and their fees as a percent of assets managed during the year ended December 31, 2007 were as follows:
-------------------------------------------------------------------------------
                                                                      EFFECTIVE
                                                    MINIMUM   MAXIMUM  FEE RATE
-------------------------------------------------------------------------------

TIFF MULTI-ASSET FUND
Aronson+Johnson+Ortiz, LP (a)                        0.10%     0.80%     0.24%
Brookfield Redding, LLC (a)                          0.50%     2.50%     1.52%
Marathon Asset Management, LLP (a)                   0.15%     1.60%     0.96%
Mondrian Investment Partners Limited                 0.30%     0.43%     0.33%
Smith Breeden Associates, Inc. (a)                   0.10%     0.85%     0.13%
Wellington Management Company, LLP                   0.35%     0.45%     0.40%

TIFF INTERNATIONAL EQUITY FUND
Marathon Asset Management, LLP (a)                   0.15%     1.60%     0.44%
Mondrian Investment Partners Limited                 0.33%     0.55%     0.45%

TIFF US EQUITY FUND
Aronson+Johnson+Ortiz, LP (a)                        0.10%     0.80%     0.25%
Shapiro Capital Management LLC (a)                   0.50%     0.95%     0.84%
Westport Asset Management, Inc. (a)                  0.15%     2.00%     0.62%

----------
(a) Money manager receives a fee that includes a performance component. The effective fee may fall outside of the minimum and maximum range, because performance fees are based on either assets or performance from a period prior to when they are accrued.

With respect to the funds' investments in other registered investment companies, private investment funds, investment partnerships, and other commingled investment vehicles, the funds bear their ratable share of each such entity's expenses and would also be subject to their share of the management and performance fees, if any, charged by such entity. The funds' share of management and performance fees charged by such entities is in addition to fees paid by the respective fund to TAS and money managers.

TIP has designated Mr. William Vastardis as its CCO and has contracted with Vastardis Compliance Services LLC ("VCS") to provide services with respect to the monitoring of TIP's compliance program pursuant to Rule 38a-1 of the 1940 Act. For these services, TIP pays VCS a monthly fee, plus any out-of-pocket expenses. Each fund pays a pro rata portion of the fees based on its share of TIP's net assets.

Prior to January 1, 2008, pursuant to an Operations Monitoring Agent Agreement, Vastardis Fund Services LLC earned a fee for providing operations monitoring services to TIP as well as to other investment vehicles offered by TAS according to the following schedule: 0.02% of the first $3.5 billion of the aggregated average daily net assets of TIP and the other vehicles, 0.015% thereafter up to $5 billion, 0.01% thereafter up to $7.5 billion, 0.0075% thereafter up to $10 billion, and 0.005% on assets over $10 billion. Each fund paid a pro rata portion of the fees based on its share of the aggregated average daily net assets of TIP and other TAS vehicles.

Effective January 1, 2008, Vastardis Fund Services LLC provides certain administrative services to TIP under an Administrative Services Agreement, which supersedes the Operations Monitoring Agent Agreement. For these services, TIP pays a monthly fee, plus any out-of-pocket expenses. Each fund pays a pro rata portion of the fee based on its share of TIP's net assets. In addition, Mr. Vastardis serves as TIP's CFO and Treasurer.

Pursuant to an Administration Agreement, State Street Bank and Trust Company ("State Street") (formerly Investors Bank & Trust Company) earns a fee for providing fund administration services to TIP according to the following schedule: 0.065% of the first $300 million of the average daily net assets of TIP, 0.046% thereafter up to $3 billion (0.045% for the period January 1 through March 31, 2007), and 0.04% on assets over $3 billion. State Street also serves as TIP's custodian, fund accountant and transfer agent. Fees paid for services rendered by State Street are based upon assets of TIP and on transactions entered into by TIP during the period. Fees for such services paid to State Street by TIP are reflected as administration fees, custodian and accounting fees, and transfer agent fees in the Statement of Operations.

5. INVESTMENT TRANSACTIONS

Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2007, were as follows:

                          NON-US GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
  FUND                                PURCHASES                 SALES
--------------------------------------------------------------------------------

  Multi-Asset                        $696,201,215           $423,356,251
  International Equity                111,741,682             50,254,617
  US Equity                            76,449,770             82,449,089

                            US GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
  FUND                                PURCHASES                 SALES
--------------------------------------------------------------------------------

  Multi-Asset                        $715,861,376           $617,204,956

For federal income tax purposes, the cost of securities owned at December 31, 2007, the aggregate gross unrealized appreciation (depreciation), and the net unrealized appreciation (depreciation) on securities owned and securities sold short at December 31, 2007, for each fund are as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                             NET UNREALIZED
                                                     GROSS                 GROSS             APPRECIATION/
  FUND                                            APPRECIATION          DEPRECIATION         (DEPRECIATION)            COST
--------------------------------------------------------------------------------------------------------------------------------
  Multi-Asset                                     $283,614,122         $(38,911,381)          $244,702,741        $2,022,743,355
  International Equity                             104,051,160           (5,235,977)            98,815,183           299,917,376
  US Equity                                         40,855,182          (14,400,690)            26,454,492           203,838,633
  Short-Term                                           187,139               --                    187,139           157,260,645

6. FEDERAL TAX INFORMATION

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2007, the funds reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to realized foreign currency and swap gains/(losses), the tax character of distributions, investments in passive foreign investment companies, investments in investment partnerships, and investments in real estate investment trusts.

-------------------------------------------------------------------------------

                          UNDISTRIBUTED         ACCUMULATED
                          NET INVESTMENT          REALIZED              PAID IN
FUND                         INCOME            GAINS/(LOSSES)           CAPITAL
-------------------------------------------------------------------------------

Multi-Asset                $9,714,556            $(9,767,377)          $ 52,821
International Equity       (1,356,233)             1,062,851            293,382
US Equity                    (903,887)               903,887              --

At December 31, 2007, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the funds' Statements of Assets and Liabilities by temporary book/tax differences largely arising from wash sales, post-October losses, partnership income, passive foreign investment companies, financial futures transactions, and forward currency contracts.

-----------------------------------------------------------------------------------------------------------------------
                                          UNDISTRIBUTED
                                        (DISTRIBUTION IN                            (ACCUMULATED          UNREALIZED
                                           EXCESS OF)          UNDISTRIBUTED         CAPITAL AND         APPRECIATION/
FUND                                     ORDINARY INCOME       CAPITAL GAINS        OTHER LOSSES)      (DEPRECIATION)(a)
------------------------------------------------------------------------------------------------------------------------
Multi-Asset                                $16,071,045          $2,741,559         $(6,128,630)(d)       $248,677,782
International Equity                         2,363,650           1,607,909          (3,882,186)(d)         99,229,645
US Equity                                      --                   --              (1,652,814)(b)         26,454,492
Short-Term                                       2,471              --              (3,048,785)(c)            187,139

----------
(a) Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilites, if any.
(b) Realized capital losses incurred after October 31, 2007, but before December 31, 2007, are deemed to arise on the first business day of the following year. Accordingly, the US Equity Fund incurred and elected to defer net capital losses of $1,652,814.
(c) Represents capital loss carryovers of $1,142,340, $1,358,170, $312,133 and $236,142 which will expire December 31,
    2011, December 31, 2012, December 31, 2013 and December 31, 2014, respectively. For the year ended December 31,
    2007, Short Term Fund utilized $374,543 of capital loss carryforwards.
(d) Ordinary passive foreign investment company losses incurred after October 31, 2007, but before December 31, 2007, are deemed to arise on the first business day of the following year. Accordingly, the Multi-Asset and
    International Equity Funds incurred and elected to defer estimated ordinary losses of $6,128,630 and $3,882,186, respectively.

The amount and character of tax distributions paid during the year ended December 31, 2007 and December 31, 2006, are detailed below. Certain differences exist from the amounts reflected in the funds' Statements of Changes in Net Assets primarily due to the character of foreign currency gains (losses) and net short-term capital gains treated as ordinary income for tax purposes.

-----------------------------------------------------------------------------------------------------------------------------------
                                                     2007                                                2006
                              --------------------------------------------------  -------------------------------------------------
                                   ORDINARY         LONG-TERM                          ORDINARY         LONG-TERM
  FUND                              INCOME         CAPITAL GAIN       TOTAL             INCOME         CAPITAL GAIN       TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
  Multi-Asset                    $142,548,455      $84,320,934     $226,869,389      $49,941,916       $43,912,630     $93,854,546
  International Equity             28,514,015       22,038,267       50,552,282       11,218,307        17,078,089      28,296,396
  US Equity                        11,957,715       18,186,417       30,144,132        6,597,990        15,023,902      21,621,892
  Short-Term                        5,635,810           --            5,635,810        4,730,004            --           4,730,004

7. REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Each fund may enter into repurchase agreements under which a bank or securities firm that is a primary or reporting dealer in US government securities and asset-backed securities agrees, upon entering into a contract, to sell US government securities to a fund and repurchase such securities from such fund at a mutually agreed upon price and date.

Each fund is also permitted to enter into reverse repurchase agreements under which a primary or reporting dealer in US government securities purchases US government securities from a fund and such fund agrees to repurchase the securities at an agreed upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Open reverse repurchase agreements at December 31, 2007 were as follows:
-----------------------------------------------------------------------------
                                                                     FACE
DESCRIPTION                                                          VALUE
-----------------------------------------------------------------------------

MULTI-ASSET FUND
JP Morgan Chase & Co., 4.00%, dated 12/19/07, to be
  repurchased on 1/2/08, at $12,802,134                           $12,782,250
JP Morgan Chase & Co., 3.35%, dated 12/17/07, to be
  repurchased on 1/15/08, at $52,144,063                           52,003,725
                                                                  -----------
Total reverse repurchase agreements                               $64,785,975
                                                                  ===========

Average balance outstanding(1)                                    $39,047,154

Average interest rate                                                   4.45%

--------
(1) Average balance outstanding was calculated based on daily balances outstanding during the period that the fund had entered into reverse repurchase agreements.

Each fund will engage in repurchase and reverse repurchase transactions with parties approved by TIFF Advisory Services, Inc. or the relevant money manager on the basis of such party's creditworthiness. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. In connection with reverse repurchase agreements, the funds establish segregated accounts with their custodian in which the funds maintain cash, US government securities, or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligation. The funds may also invest in tri-party repurchase agreements for which securities held as collateral are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the funds require that the market value of the collateral, including accrued interest thereon, be at least equal to the value of the securities sold or purchased in order to protect against loss in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral may be delayed or limited.

8. CAPITAL SHARE TRANSACTIONS

The funds may charge entry or exit fees on subscriptions or redemptions, respectively. While there are no sales commissions (loads) or 12b-1 fees, the Multi-Asset Fund assesses entry and exit fees of 0.50% of capital invested or redeemed; the International Equity Fund assesses entry and exit fees of 0.75%; and the US Equity Fund assesses entry and exit fees of 0.25%. These fees, which are paid to the funds directly, not to TAS or other vendors supplying services to the funds, are designed to allocate transaction costs associated with purchases and redemptions of a fund's shares. These fees are deducted from the amount invested or redeemed; they cannot be paid separately. Entry and exit fees may be waived at TAS's discretion when the purchase or redemption will not result in significant transaction costs for the affected fund (e.g., for transactions involving in-kind purchases and redemptions). Such fees are retained by the funds and included in proceeds from shares sold or deducted from distributions for redemptions.

9. DELAYED DELIVERY TRANSACTIONS

The funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The funds identify these securities in their records as segregated with a value at least equal to the amount of the purchase commitment.

The Multi-Asset Fund enters into "TBA" (to be announced) purchase commitments to purchase mortgage-backed securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the principal amount delivered will not differ more than 0.01% from the commitment. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the funds' other assets. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the fund may dispose of a commitment prior to settlement if the respective money manager deems it appropriate to do so.

The Multi-Asset Fund may enter into TBA sale commitments to hedge the portfolio or to sell mortgage-backed securities the fund owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment (deliverable on or before the sale commitment date), are held as "cover" for the transaction.

TBA commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Valuation of Investments in Note 2. The contracts are marked to market daily, and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities upon the unit price established at the date the commitment was entered into.

10. CONCENTRATION OF RISKS

The funds may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, interest rate, and currency swaps. A fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The Multi-Asset, International Equity, and US Equity Funds invest in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.

The Multi-Asset Fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate changes. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the respective fund's portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.

The Multi-Asset, International Equity, and US Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

11. FUNDAMENTAL MEMBERS

The schedule below shows the number of members each owning 25% or more of a fund and the total percentage of the fund held by such members as of December 31, 2007.

------------------------------------------------------------------------------
  FUND                                  NUMBER             % OF FUND HELD
--------------------------------------------------------------------------------

  International Equity                   1(a)                    54

--------
(a) A Director of the Fund serves as an officer of this member.

From time to time, a fund may have members that hold significant portions of the respective fund's outstanding shares. Investment activities of such members could have a material impact on those funds.

12. INDEMNIFICATIONS

In the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is dependent on future claims that may be made against the funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of TIFF Investment Program, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TIP Investment Program, Inc. (comprising, respectively, TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF US Equity Fund, and TIFF Short-Term Fund) ("TIP") as of December 31, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of TIP's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2005 were audited by other auditors, whose report dated February 24, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of TIP's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of TIP's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting TIFF Investment Program, Inc. at December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                 /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 26, 2008

-------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)                            DECEMBER 31, 2007

PROXY VOTING POLICY AND VOTING RECORD

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF's website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission ("SEC") at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

QUARTERLY REPORTING

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP's Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov. TIP's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP's portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

TAX INFORMATION NOTICE

For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during the taxable year ended December 31, 2007.

The table below shows distributions paid from investment company taxable income for the year ended December 31, 2007 which may by subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The distributions paid represent the maximum amount that may be considered qualified dividend income.

FUND                                                QUALIFIED DIVIDEND INCOME
-----------------------------------------------------------------------------

Multi-Asset                                                $16,776,562
International Equity                                       $ 7,960,705
US Equity                                                  $ 1,564,858
Short-Term                                                 $        --

-------------------------------------------------------------------------------
APPROVAL OF NEW AGREEMENT FOR EXISTING MONEY MANAGER          DECEMBER 31, 2007

At a meeting held on June 11, 2007, the directors, including the directors who are not "interested persons" (the "independent directors") of TIP, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), approved the continuance of the previous money manager agreement for Brookfield Redding to act as a money manager for Multi-Asset Fund.

In August, KG Redding, LLC informed TAS that its parent company, Redding Management Inc. ("RMI"), had entered into an agreement to be acquired by Brookfield Asset Management ("Brookfield") in a transaction that was effective on November 16, 2007. RMI was merged into a wholly-owned U.S. subsidiary of Brookfield and KG Redding, LLC subsequently changed its name to Brookfield Redding, LLC.

Brookfield's acquisition of RMI constituted a change of control of KG Redding, LLC and an "assignment" of the previous money manager agreement. Under the terms of the previous money manager agreement, and as required under the provisions of the 1940 Act, an assignment of the previous money manager agreement resulted in the termination of such agreement.

After analyzing the transaction and potential impact on Multi-Asset Fund, TAS recommended to the directors that Brookfield Redding continue to serve as a money manager of such fund following the closing date of the transaction. Thus, upon the recommendation of TAS and after considering a variety of factors (as described below under "Consideration of New Money Manager Agreement by the Board"), the directors voted on September 17, 2007, to approve the new money manager agreement effective upon the closing of the transaction. The terms of the new money manager agreement, including the fee schedule, are identical to those of the previous money manager agreement.

Consideration of New Money Manager Agreement by the Board

At a meeting held on September 17, 2007, the directors, including the independent directors, approved the new money manager agreement. In considering this action, the directors noted that in connection with their annual review of Multi-Asset Fund's advisory arrangements (the "Annual Review"), on June 11-12, 2007, they had approved the continuation of the previous money manager agreement (which, as discussed above, is identical in terms and substance to the new money manager agreement) for another one-year term commencing July 1, 2007. In connection with the Annual Review, the board had requested and considered a wide range of information of the type they regularly consider when determining whether to continue a fund's money manager agreement as in effect from year to year. A discussion of the board's consideration of the previous money manager agreement at the June 2007 meeting was included in TIP's semi-annual report for the period ended June 30, 2007. In approving the new money manager agreement, the directors considered the information provided and the factors considered in connection with the Annual Review, as well as such other information as they considered appropriate. In considering the new money manager agreement, the board noted that TAS, Multi-Asset Fund's advisor, had recommended the approval of the new money manager agreement, having concluded that it would be in the best interest of the fund to do so. They also considered additional information provided by TAS and by Brookfield Redding.

The board considered a number of additional factors in evaluating the new money manager agreement with Brookfield Redding. The board considered information describing the transaction and Brookfield; the expected corporate structure of, and anticipated changes at, Brookfield Redding following the transaction; the key benefits of the transaction identified by Brookfield Redding; and other information deemed relevant. It was noted that the existing management and investment team would continue with Brookfield Redding after the transaction and that no changes in staffing, operations, or investment strategies or processes were expected to occur as a result of the transaction. The key benefits of the transaction were identified as: (i) similar investment philosophy and business culture; (ii) retention of key investment professionals; (iii) enhanced resources and brand recognition; (iv) infrastructure investment capabilities and expertise; and (v) reduction in key man risk and succession issues. In addition, it was noted that the terms of the proposed new money manager agreement, including the fee schedule, were identical to the terms of the existing money manager agreement. The board also noted the information received at regular meetings throughout the year related to the services rendered by Brookfield Redding concerning the management of Multi-Asset Fund's affairs. The board's evaluation of the services provided by Brookfield Redding took into account the board's knowledge and familiarity gained as board members, including the scope and quality of Brookfield Redding's investment management capabilities. The board concluded that, overall, it was satisfied with the nature, extent, and quality of the services currently being provided, and expected to be provided following the transaction, by Brookfield Redding.

The board based its evaluation on the material factors presented to it at this meeting and discussed above, including: (i) the terms of the agreement; (ii) the reasonableness of the money manager fees in light of the nature and quality of the money manager services provided and any additional benefits received by Brookfield Redding in connection with providing a service to Multi-Asset Fund;
(iii) the nature, quality, cost, and extent of the services performed by Brookfield Redding; (iv) the overall organization and experience of Brookfield Redding; and (v) the nature and expected effects of the transaction with Brookfield. In arriving at its decision, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together. Based upon its review, the board concluded that the new money manager agreement was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such agreement were fair and reasonable. In the board's view, approving the new money manager agreement was desirable and in the best interests of Multi-Asset Fund and its members.

After carefully considering the information summarized above and all factors deemed to be relevant, the directors, including the independent directors, unanimously voted to approve the new money manager agreement for Multi-Asset Fund. Prior to a vote being taken to approve the new money manager agreement, the independent directors met separately in executive session to discuss the appropriateness of the agreement. In their deliberations with respect to these matters, the independent directors were advised by their independent legal counsel. The independent directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. The independent directors concluded that the new money manager agreement was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such agreement were fair and reasonable.

-------------------------------------------------------------------------------
DIRECTORS AND PRINCIPAL OFFICERS                              DECEMBER 31, 2007

The board of directors of TIP comprises experienced institutional investors, including the chief investment officers of leading endowments and foundations. Among responsibilities of the board of directors are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new directors; and electing TIP officers.

Each director serves the funds until his or her termination; or until the director's retirement, resignation, or death; or otherwise as specified in TIP's Bylaws. The table on these two pages shows information for each director and executive officer of the fund. The mailing address of the directors and officers is Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA, 19428.

The SAI (Statement of Additional Information) has additional information regarding the board of directors. A copy is available by calling 800-984-0084. This information is also available upon request without charge on the website of the US Securities and Exchange Commission at http://www.sec.gov.

INDEPENDENT DIRECTORS

SUZANNE BRENNER
-------------------------------------------------------------------------------
Born 1958                         Principal Occupation(s) During the Past Five
Director since July 2003          Years: Chief Investment Officer, The
4 funds overseen                  Metropolitan Museum of Art (2007-present)
                                  (Deputy CIO and Associate Treasurer prior thereto).

HARRY N. HOFFMAN III
-------------------------------------------------------------------------------
Born 1955                         Principal Occupation(s) During the Past Five
Director since May 2001           Years: Treasurer and CIO, Mayo Clinic. Other
4 funds overseen                  Directorships: TIFF Education Foundation.


SHERYL L. JOHNS
-------------------------------------------------------------------------------
Born 1956                         Principal Occupations(s) During the Past
Board Chair since June 2003       Five Years: Executive Vice President,
Director since April 1996         Houston Endowment Inc. Other Directorships:
4 funds overseen                  TIFF Education Foundation.

INTERESTED DIRECTOR

WILLIAM H. MCLEAN+
-------------------------------------------------------------------------------
Born 1955                         Principal Occupation(s) During the Past Five
Director since March 2000         Years: Vice President and CIO, Northwestern
4 funds overseen                  University. Other Directorships: TIFF
                                  Advisory Services, Inc.

----------------
+ Mr. McLean is deemed an "interested director" of TIP, as that term is defined in the 1940 Act, because he is also a director of TIFF Advisory Services, Inc.

PRINCIPAL OFFICERS

RICHARD J. FLANNERY
-------------------------------------------------------------------------------
Born 1957                         Principal Occupation(s) During the Past Five
President and CEO                 Years: CEO, TIFF Advisory Services, Inc.
since September 2003              (2004-present). President and CEO, TIFF
                                  Investment Program, Inc. (2003-present).
                                  Executive Vice President, Delaware
                                  Investments (1998-2002). Other
                                  Directorships: TIFF Advisory Services, Inc.

DAVID A. SALEM
-------------------------------------------------------------------------------
Born 1956                         Principal Occupation(s) During the Past Five
Vice President and CIO            Years: President/Chief Investment Officer,
since December 2002               TIFF Advisory Services, Inc. (1993-present)
(President prior thereto)         (CEO 1993-2004). Other Directorships: TIFF
                                  Advisory Services, Inc., TIFF Education
                                  Foundation.

RICHELLE S. MAESTRO
-------------------------------------------------------------------------------
Born 1957                         Principal Occupation(s) During the Past Five
Vice President and Chief          Years: Vice President/General Counsel, TIFF
Legal Officer since March 2006    Advisory Services, Inc. (2005-present).
                                  Executive Vice President/General Counsel,
                                  Delaware Investments (2003-2005). Senior
                                  Vice President/Deputy General Counsel,
                                  Delaware Investments (1999-2003).

DAWN I. LEZON
-------------------------------------------------------------------------------
Born 1965                         Principal Occupation(s) During the Past Five
Vice President, Assistant         Years: Vice President/Treasurer, TIFF
Treasurer since September 2006    Advisory Services, Inc. (2006-present).
                                  Partner, Crane, Tonelli, Rosenberg & Co.,
                                  LLP, public accounting firm (1998-2006).

KELLY A. LUNDSTROM
-------------------------------------------------------------------------------
Born 1964                         Principal Occupation(s) During the Past Five
Vice President                    Years: Vice President, TIFF Advisory
since September 2006              Services, Inc. (2006-present). Investment
                                  Operations Consulting (2000-2003).
                                  Investment Operations, Howard Hughes Medical
                                  Institute (1989-2000).

TINA M. LEITER
-------------------------------------------------------------------------------
Born 1966                         Principal Occupation(s) During the Past Five
Secretary                         Years: Secretary and Chief Compliance
since June 2003                   Officer (2004-present), Investment
                                  Operations and Compliance, prior thereto,
                                  TIFF Advisory Services, Inc.

WILLIAM E. VASTARDIS
-------------------------------------------------------------------------------
Born 1955                         Principal Occupation(s) During the Past Five
CCO since June 2003               Years: President, Vastardis Fund Services
CFO since December 2002           LLC (2003-present). President, Vastardis
Treasurer since January 1994      Compliance Services LLC (2004-present).
                                  Managing Director, Investors Capital
                                  Services, Inc. (formerly AMT Capital
                                  Services, Inc.) (1992-2003).

-------------------------------------------------------------------------------
                            TIFF INVESTMENT PROGRAM

ADVISOR
TIFF Advisory Services, Inc.
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
phone             610-684-8000
fax               610-684-8080

CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

FUND DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL
Dechert
1500 I Street, NW
Washington, DC 20005

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
2 Commerce Square
Suite 4000
2001 Market Street
Philadelphia, PA 19103

MONEY MANAGERS AND CIV MANAGERS
TIFF Multi-Asset Fund
Aronson+Johnson+Ortiz LP
Brookfield Redding, LLC
Canyon Capital Advisors LLC (CIV)
Convexity Capital Management LP (CIV)
Farallon Capital Management, LLC (CIV)
Freeman Associates Investment Management LLC (CIV)
Joho Capital, LLC (CIV)
Lansdowne Partners Limited (CIV)
Lone Pine Capital LLC (CIV)
Marathon Asset Management, LLP
Maverick Capital, Ltd. (CIV)
Mondrian Investment Partners Limited
Och-Ziff Capital Management Group (CIV)
Regiment Capital Management, LLC (CIV)
Sleep, Zakaria & Company, Ltd. (CIV)
Smith Breeden Associates, Inc.
TIFF Advisory Services, Inc.
Toscafund Asset Management LLC (CIV)
Wellington Management Company, LLP

TIFF International Equity Fund
Convexity Capital Management LP (CIV)
Lansdowne Partners Limited (CIV)
Marathon Asset Management, LLP
Mondrian Investment Partners Limited
TIFF Advisory Services, Inc.
Toscafund Asset Management LLC (CIV)

TIFF US Equity Fund
Adage Capital Management, LP (CIV)
Aronson+Johnson+Ortiz LP
Freeman Associates Investment Management LLC (CIV)
Shapiro Capital Management LLC
TIFF Advisory Services, Inc.
Westport Asset Management, Inc.

TIFF Short-Term Fund
TIFF Advisory Services, Inc.


Investors should consider the investment objectives, risks and charges and expenses of a fund carefully before investing. The prospectus contains this and other information about the funds. A prospectus may be obtained by contacting TIFF at 800-984-0084 or by visiting TIFF's website at www.tiff.org. Please read the prospectus carefully before investing. The SEC does not approve or disapprove of the securities mentioned in this report. Mutual fund investing involves risk. Principal loss is possible.

ITEM 2. CODE OF ETHICS

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2007, there were no amendments to the provisions of the Code of Ethics nor were there any waivers granted from any provision of the Code of Ethics. A copy of the Registrant's Code of Ethics is filed with this Form N-CSR under item 12 (a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant's audit committee is Sheryl L. Johns, who is "independent" as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant's independent auditors, Ernst & Young LLP, for the audit of the Registrant's annual financial statements for the fiscal years ended December 31, 2007 and 2006 were $200,000 and $222,700, respectively.

         (b) AUDIT RELATED FEES: Audit-Related Fees are for assurance and related services by the Registrant's independent accountant that are reasonably related to the performance of the audit or review of the Registrant's financial statements, but are not reported as audit fees. Fees billed by Ernst &Young LLP to the Registrant for fiscal years ended December 31, 2007 and 2006, respectively, were $6,000 and $0. These fees were for the review of the Registrant's semi-annual report.

         (c) TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services, for the fiscal year ended December 31, 2007 were $64,995. There were no tax fees billed to the Registrant by Ernst & Young LLP for 2006.

         (d) ALL OTHER FEES: No such fees were billed to the Registrant for the fiscal years ended December 31, 2007 or 2006.

         (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at their next regularly scheduled audit committee meeting.

             (2) Not applicable.

         (f) Not applicable.

         (g) In addition to amounts reported in (a) through (d) above, the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, and to the Registrant's Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2007 and 2006 are $156, 306 and $0, respectively.

         (h) The Registrant's audit committee of the board of directors has considered the provision of non-audit services rendered to or paid for by the Registrant's Investment Adviser to be compatible with maintaining the principal accounting firm's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

         Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURE FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         The nominating committee will consider nominees recommended by members and shall assess such nominees in the same manner it reviews committee nominees. Members should send nominations in writing to TIFF Investment Program, Inc., Attn: Nominating Committee, Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428. Such nominations shall include appropriate information on the background and qualifications of the nominee, as well as the nominee's contact information and a written consent from the nominee to serve if the nomination is accepted and the nominee elected. Nominations will be accepted on an on-going basis and kept on file for consideration when there is a vacancy on the board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the "1940 Act") were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b)
         or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the Evaluation Date.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

         (a)(1) Code of Ethics as described in item 2 is attached.

         (a)(2) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

         (a)(3) Not applicable to this filing.

         (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the
         Securities Exchange Act of 1934 (17 CFR 240.13a - 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        (Registrant)                TIFF Investment Program, Inc.


        By (Signature and Title)    /s/ Richard J. Flannery
                                    -------------------------------------------
                                    Richard J. Flannery
                                    President and Chief Executive Officer

        Date                        3/6/2008
                                    -------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By (Signature and Title)    /s/ Richard J. Flannery
                                    -------------------------------------------
                                    Richard J. Flannery,
                                    President and Chief Executive Officer

        Date                        3/6/2008
                                    -------------------------------------------

        By (Signature and Title)    /s/ William E. Vastardis,
                                    -------------------------------------------
                                    William E. Vastardis,
                                    Treasurer and Chief Financial Officer

        Date                        3/6/2008
                                    -------------------------------------------